TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

INVESTMENT MANAGER
(OF ASSET ALLOCATION PORTFOLIOS)

Citibank, N.A.
153 East 53rd Street, New York, NY 10043

DISTRIBUTOR
The Landmark Funds Broker-Dealer Services Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

This Report is Prepared & Printed on Recycled Paper               [Recycle Logo]
CSP/A/97


          CITISELECT(R)
-----------------------
             PORTFOLIOS

-----------------------
CITISELECT(R) FOLIO 200
-----------------------
CITISELECT(R) FOLIO 300
-----------------------
CITISELECT(R) FOLIO 400
-----------------------
CITISELECT(R) FOLIO 500
-----------------------

     ANNUAL
     REPORT

     ----------------
     OCTOBER 31, 1997
     ----------------

A LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

Although the worldwide financial markets have been quite volatile at times, the first ten months of 1997 have been positive for the CitiSelect portfolios. In fact, we believe that the markets' volatility has served to underscore the value of the CitiSelect portfolios' approach to investing. By strategically diversifying investment assets among different securities, markets, investment styles and geographic regions, we have helped take some of the volatility out of investing for our shareholders. Yet, at the same time, we have given them the opportunity to participate in the long-term gains that stocks, bonds and cash equivalents have historically provided.

We are pleased to reiterate in this Report, as we did in the most recent Semi-Annual Report, that the four CitiSelect portfolios have continued to perform relative to one another as designed. For the period as a whole, CitiSelect Folio 500 produced the greatest gains, Folio 400 the next greatest with Folios 300 and 200 following in order of magnitude. At the same time, CitiSelect Folio 200 provided the least volatility, with Folios 300, 400 and 500 following in respective order.

We are gratified that the CitiSelect portfolios' asset allocation strategy is helping shareholders achieve their financial goals in a manner that is consistent with their attitudes toward risk. While the investment approach for the CitiSelect portfolios is not a new one -- it has been used successfully by large institutional investors for years -- the portfolios are among the first mutual funds to offer the advantages of multi-asset-class, multi-style, multi-manager asset allocation to individuals and their families.

This Annual Report discusses the market conditions the portfolios' investment manager, Citibank, N.A., faced and the strategies it employed. The report covers the period from January 1, 1997 through October 31, 1997 for CitiSelect Folios 200, 300, 400 and 500. We are sending you this Annual Report as of October 31 because the fiscal year-end date of the Funds has been changed from December 31 to October 31. From this point forward, you will receive shareholder reports for your CitiSelect portfolios every six months, dated April 30 and October 31 of each year.

Additionally, the CitiSelect portfolios held a Special Meeting of Shareholders in October to consider certain proposals to restructure the funds to allow them to be managed in a more cost-effective and administratively simple manner. Shareholders were also asked to vote on certain changes to the Funds' investment restrictions and governing documents, as well as certain other matters, to permit the restructuring of the Funds. In addition, the shareholders were asked to authorize the selection of sub-advisers by the Board, to authorize certain other technical amendments to the Funds' investment restrictions, and to approve selection of the Funds' accountants. All proposals were approved by shareholders, and, as of November 1, 1997, the Funds were restructured.

On behalf of the Board of Trustees, we want to thank you for your continued participation and confidence in the CitiSelect portfolios' Family of Funds.

/S/ Philip W. Coolidge
Philip W. Coolidge
President
November 18, 1997

--------------------------------------------------------------------------------
   Remember that Mutual Fund Shares:
 o Are not bank deposits or FDIC insured
 o Are not obligations of or guaranteed by Citibank or any of its affiliates
 o Are subject to investment risks, including possible loss of the principal amount invested of any of its affiliates
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
A Letter to Our Shareholders ..............................................    1
Market Environment ........................................................    2
Fund Snapshot .............................................................    2
Portfolio Managers ........................................................    3
Risk Reward Trade-Off .....................................................    4
Strategy and Outlook ......................................................    5
Fund Data .................................................................    6
CITISELECT PORTFOLIOS
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statement of Changes in Net Assets ........................................   12
Financial Highlights ......................................................   14
Notes to Financial Statements .............................................   16
Independent Auditors' Report ..............................................   19
ASSET ALLOCATION PORTFOLIOS
Portfolio of Investments
      Asset Allocation Portfolio 200 ......................................   20
      Asset Allocation Portfolio 300 ......................................   32
      Asset Allocation Portfolio 400 ......................................   45
      Asset Allocation Portfolio 500 ......................................   58
Statement of Assets and Liabilities .......................................   69
Statement of Operations ...................................................   70
Statement of Changes in Net Assets ........................................   71
Financial Highlights ......................................................   72
Notes to Financial Statements .............................................   73
Independent Auditors' Report ..............................................   77

MARKET ENVIRONMENT
--------------------------------------------------------------------------------

The forces that have driven the financial markets higher over the past two years continued to prevail during the first ten months of 1997. The U.S. economy remains characterized by low inflation, moderate growth and modestly declining interest rates. Yet, short-term volatility in the financial markets also continues to increase, with the markets reacting to each new release of economic data as well as to statements by the Chairman of the U.S. Federal Reserve Board.

While the U.S. stock market has continued its spectacular climb, the rally has been interrupted several times during the course of 1997 so far. In April, concerns about the strength of the U.S. economy and its influence on inflationary pressures caused a correction of nearly 10% in large-capitalization stocks, and small-cap stocks declined even more sharply. Both large and small-cap stocks quickly retraced their losses, however, and added further gains in the ensuing months. In the period ended October, worldwide stock markets again experienced sharp declines, this time in response to financial concerns in Asia, especially Hong Kong. The 554-point decline in the Dow Jones Industrial Average on October 27, when stocks lost 7.2% of their value in a single day, was perhaps the most glaring evidence of the market's propensity for short-term volatility.

The U.S. bond market also provided generally positive returns interrupted by periods of volatility. However, the absence of inflationary pressures in the seventh year of an economic expansion has supported U.S. bond prices overall.

The overseas markets have produced a mixed performance so far in 1997, particularly when the effects of changes in currency exchange rates on U.S. investors are considered. European stock and bond markets have performed well in the early stages of an economic recovery, but Japanese stocks have done quite poorly as a result of persistent and severe economic problems.

FUND SNAPSHOT
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                 CITISELECT                 CITISELECT                CITISELECT                CITISELECT
                 FOLIO 200                  FOLIO 300                 FOLIO 400                 FOLIO 500
---------------------------------------------------------------------------------------------------------------------
INCEPTION DATE   June 17, 1996              June 17, 1996             June 17, 1996             September 3, 1996
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
AS OF 10/31/97   $166.2 million             $325.2 million            $455.7 million            $202.8 million
---------------------------------------------------------------------------------------------------------------------
FUND OBJECTIVE   High total return          High total return         High total return         High total return
                 over time consistent       over time consistent      over time consistent      over time consistent
                 with a primary             with a balanced           with a primary            with a dominant
                 emphasis on a              emphasis on               emphasis on equity        emphasis on
                 combination of             equity and fixed          securities and a          equity securities
                 fixed income and           income securities.        secondary emphasis        and a small allocation
                 money market                                         on fixed income           to fixed income
                 securities, and a                                    securities.               securities.
                 secondary emphasis
                 on equity securities.
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS        Paid quarterly, if any     Paid quarterly, if any    Paid annually, if any     Paid annually, if any
---------------------------------------------------------------------------------------------------------------------
CAPITAL GAINS    Paid annually, if any      Paid annually, if any     Paid annually, if any     Paid annually, if any
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

LARGE CAPITALIZATION GROWTH SECURITIES
Lawrence P. Keblusek, U.S. Chief Investment Officer of Citibank, has been responsible for the daily management of large cap growth securities since the Funds' inception. Mr. Keblusek who has 25 years experience in the investment management industry, was most recently Senior Vice President and Director of Portfolio Management for The Northern Trust Company with responsibility for investment performance in the organization's High Net Worth, Corporate and Institutional and Mutual Fund Group. Earlier in his career Mr. Keblusek held senior investment positions with Maryland National Bank and the National Bank of Washington.

SMALL CAPITALIZATION GROWTH SECURITIES
Linda J. Intini, Vice President of Citibank, has been responsible for the daily management of small cap growth securities since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.

DOMESTIC FIXED INCOME SECURITIES
Mark Lindbloom, Vice President of Citibank, has been responsible for the daily management of domestic fixed income securities since the Funds' inception. Mr. Lindbloom has more than 12 years of investment management experience. Prior to joining Citibank in 1986, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

MONEY MARKET SECURITIES
Kevin Kennedy, Vice President of Citibank, has been responsible for the daily management of money market securities since the Funds' inception. Mr. Kennedy is responsible for managing the Liquidity Management Unit of the U.S. Fixed Income Department of Citibank Global Asset Management. Prior to joining Citibank in March 1993, Mr. Kennedy was with the Metropolitan Life Insurance Company as the Managing Trader of the Treasurer's Division. He was responsible for the management of more than $9 billion in short duration fixed income assets. Mr. Kennedy has more than 15 years of fixed income management experience.

Citibank has delegated the daily management of the following kinds of securities of each Fund to the following Subadvisers. Citibank pays all Subadviser compensation.

LARGE CAPITALIZATION VALUE SECURITIES
Miller Anderson & Sherrerd LLP has been a registered investment adviser since 1974. Morgan Stanley Management Holdings, Inc., an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., is the general partner and owner of 95% of the interests of Miller Anderson & Sherrerd LLP. Robert Marcin, CFA, Partner, has been responsible for the daily management of large cap value securities since the Funds' inception. Mr. Marcin has been with Miller Anderson since 1988.

SMALL CAPITALIZATION VALUE SECURITIES
Franklin Advisory Services, Inc., a wholly-owned subsidiary of Franklin Resources, Inc., is a registered investment adviser. William J. Lippman, President of Franklin Advisory Services or its predecessor since June 1988, has been responsible for the daily management of small capitalization value securities since the Funds' inception. Prior to joining Franklin Advisory Services, Mr. Lippman was president of L.F. Rothschild Fund Management, Inc.

INTERNATIONAL EQUITY SECURITIES
Hotchkis and Wiley, is a division of The Merrill Lynch Capital Management Group of Merrill Lynch Asset Management, L.P. a registered investment adviser and is a separate business unit of Merrill Lynch & Co., Inc., a Delaware corporation. Harry W. Hartford and Sarah H. Ketterer have been responsible for the daily management of international equity securities since the Funds' inception. Mr. Hartford and Ms. Ketterer manage international equity accounts and are also responsible for international investment research. Each serves on the Investment Policy Committee at Hotchkis and Wiley. Mr. Hartford was with The Investment Bank of Ireland, where he gained 10 years of experience in both international and global equity management. Prior to joining Hotchkis and Wiley, Ms. Ketterer was an associate with Bankers Trust and an analyst with Dean Witter.

FOREIGN GOVERNMENT SECURITIES
Pacific Investment Management Company, PIMCO, is a registered investment adviser and is a subsidiary partnership of PIMCO Advisors LP. A majority interest of PIMCO Advisors LP is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, L.L.C., a limited liability company controlled by the Managing Directors of PIMCO. Lee R. Thomas, III, a Managing Senior Director of PIMCO is the International Portfolio Manager and has been responsible for the daily management of foreign government securities since the Funds' inception. He joined PIMCO in 1995. Previously he was a member of Investcorp's Management Committee, where he was responsible for global securities and foreign exchange trading. Prior to Investcorp, he was associated with Goldman Sachs, where he was an Executive Director in the fixed income division of the London office.

RISK REWARD TRADE-OFF
--------------------------------------------------------------------------------

CitiSelect portfolios use a proprietary asset allocation which seeks an optimal mix of stocks, bonds and cash to help maximize potential return for any given level of risk. CitiSelect Folio 200 has the lowest risk level -and the lowest return. CitiSelect 300 scores slightly higher on both counts, followed by CitiSelect Folio 400, then CitiSelect Folio 500.

                     CitiSelect      CitiSelect      CitiSelect      CitiSelect
                     Folio 200       Folio 300       Folio 400       Folio 500

12/31/96             10,000.00       10,000.00       10,000.00       10,000.00
01/31/97             10,052.34       10,075.05       10,092.42       10,121.61
02/28/97             10,009.30       10,018.76       10,027.73       10,074.84
03/31/97              9,827.83        9,803.00        9,787.43        9,850.33
04/30/97              9,856.49        9,840.53        9,750.46        9,803.55
05/31/97             10,267.17       10,356.47       10,415.90       10,561.27
06/30/97             10,486.84       10,651.95       10,794.87       10,982.23
07/31/97             10,677.86       10,924.59       11,063.59       11,300.28
08/31/97             10,620.56       10,811.78       10,933.86       11,159.96
09/30/97             10,945.28       11,225.44       11,489.82       11,758.65
10/31/97             10,821.12       11,009.21       11,128.45       11,300.28

STRATEGY AND OUTLOOK
--------------------------------------------------------------------------------

ASSET ALLOCATION STRATEGIES
The CitiSelect portfolios' investment manager, Citibank, N.A., continually monitors the portfolios' asset allocations and has the ability to make changes within strategic ranges whenever it deems necessary. So far in 1997, no changes in the portfolios' investment mix have been made. At the end of last year, however, we shifted a minor portion of assets from large-capitalization U.S. stocks to international equities. While this position has detracted modestly from returns, we continue to believe that international stocks -- especially those of Europe -- have the potential to outperform large-cap U.S. stocks. Although this has not been the case so far this year, we began to see evidence in the Fall that such a shift might be taking place. For example, in October, large-capitalization U.S. stocks experienced a correction as concerns arose about their earnings in overseas markets, where a strong U.S. dollar and Asian economic problems appeared poised to erode profits. Certain European and U.S. small-cap stocks have benefitted most from this change in market trends. In the third quarter of 1997 alone, U.S. small-cap stocks rose almost 15% as measured by the Russell 2000 index.

While the portfolios' overall asset allocation has not changed in 1997, the sub-advisers within each of the individual asset classes, markets and investment styles continued to actively manage their investment portfolios. These changes involve the buying and selling of securities according to each sub-adviser's stated investment discipline. We believe that active management of the portfolios at the subadviser level adds incrementally to performance, while strategic asset allocation for each Fund helps shelter shareholders from the risks inherent in each subadviser's area of specialization.

LOOKING FORWARD
Although we see no signs that positive global economic conditions will end soon, we remain cautious in the wake of the late-October volatility in the world's stock markets. As the recent turmoil in Asia suggests, the performance of the world's financial markets are inter-related. Therefore, we would not be surprised to see continued volatility until investors have fully evaluated the effects of regional economic conditions and corporate profitability.

At this point, we are finding the greatest opportunities in small-capitalization stocks in the U.S. and both stocks and bonds in Europe. We are, however, maintaining a cautious stance toward large-cap U.S. stocks, especially those with exposure to Asian markets.

Our outlook and recent market performance suggests that our current strategy of modestly emphasizing international stocks over large domestic equities may be on target. Of course, we will continue to review our asset allocation strategy regularly during our formal quarterly re-balancing reviews, and we will make any changes we consider appropriate in anticipation of changes in economic and market conditions.

FUND DATA ALL PERIODS ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                             TOTAL RETURN
                              ----------------------------------------------
                                                                     SINCE
                               TEN MONTHS ENDED       ONE           6/17/96
                              OCTOBER 31, 1997**      YEAR        INCEPTION*
                              ------------------     --------     ----------
CITISELECT(R)FOLIO 200 .....        8.21%             10.61%        10.80%
COMPOSITE BENCHMARK+ .......        9.51%             12.13%        11.21%

 * Average Annual Total Return
** Not Annualized

IMPORTANT TAX INFORMATION
The Fund designates for income tax purposes $247,643 of its capital gains distribution as short-term capital gains.

PERFORMANCE HIGHLIGHTS CITISELECT FOLIO 200

                                                                   Lehman Bros.
                                                                   Intermediate
                                                    S&P 500         Gov't/Corp
                      CitiSelect    Composite        Index          Bond Index
                      Folio 200     Benchmark      (unmanaged)      (unmanaged)

6/17/96               10,000.00     10,000.00       10,000.00        10,000.00
6/30/96               10,020.00     10,020.00       10,086.00        10,085.00
7/31/96                9,900.04      9,879.72        9,640.20        10,115.26
8/31/96               10,125.29     10,021.99        9,843.61        10,123.35
9/30/96               10,321.17     10,217.42       10,396.82        10,264.06
10/31/96              10,406.66     10,318.57       10,683.77        10,445.74
11/30/96              10,684.08     10,585.82       11,490.39        10,583.62
12/31/96              10,637.76     10,565.71       11,262.88        10,515.88
1/31/97               10,693.44     10,612.20       11,965.69        10,555.84
2/28/97               10,647.65     10,585.67       12,061.41        10,575.90
3/31/97               10,454.61     10,424.76       11,559.78        10,502.93
4/30/97               10,485.09     10,521.71       12,248.74        10,625.81
5/31/97               10,921.97     10,938.37       12,995.92        10,714.01
6/30/97               11,155.65     11,173.55       13,574.23        10,811.50
7/31/97               11,358.85     11,402.61       14,653.39        11,030.98
8/31/97               11,297.89     11,309.11       13,832.80        10,975.82
9/30/97               11,643.33     11,656.29       14,589.45        11,103.14
10/31/97              11,511.25     11,572.37       14,102.16        11,226.39

A $10,000 investment in the Fund made on inception date would have grown to $11,511 (as of 10/31/97). The graph shows how the Fund compares to our benchmarks over the same period June 17, 1996 to October 31, 1997.

Notes: We believe that the performance comparison to the composite benchmark, on which the Fund's asset allocation model is based, is a more appropriate comparison than a comparison to any single broad-based securities market index, such as the S&P 500 Index or the Lehman Brothers Intermediate Gov't/Corp Bond Index, which securities regulations require us to include. All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

+ The returns are based on the composite performance of unmanaged indices and assume reinvestment of dividends and interest payments. Indices and percentages used: S&P 500 Index -- Large Cap Stocks (15%); Russell 2000 Index -- Small Cap Stocks (15%); Morgan Stanley EAFE Index -- International Stocks (5%); Lehman Bros. Intermediate Gov't/Corp Bonds -- Domestic Bonds (25%); Salomon Bros. Non-$ World Gov't -- Foreign Gov't Bonds (20%); Federal Reserve 91-day Treasury Bill -- Cash (20%). Unlike the fund's total return the composite benchmark total return does not reflect any fees or expenses.

FUND DATA ALL PERIODS ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                             TOTAL RETURN
                              ----------------------------------------------
                                                                     SINCE
                               TEN MONTHS ENDED       ONE           6/17/96
                              OCTOBER 31, 1997**      YEAR        INCEPTION*
                              ------------------     --------     ----------
CITISELECT(R)FOLIO 300 .....       10.09%             13.53%        13.14%
COMPOSITE BENCHMARK+ .......       11.22%             14.57%        12.86%

 * Average Annual Total Return
** Not Annualized

IMPORTANT TAX INFORMATION

The Fund designates for income tax purposes $553,981 of its capital gains distribution as short-term capital gains.

PERFORMANCE HIGHLIGHTS CITISELECT FOLIO 300
                                                                   Lehman Bros.
                                                                   Intermediate
                                                    S&P 500         Gov't/Corp
                      CitiSelect    Composite        Index          Bond Index
                      Folio 300     Benchmark      (unmanaged)      (unmanaged)

06/17/96              10,000.00     10,000.00       10,000.00        10,000.00
06/30/96              10,020.00     10,014.00       10,086.00        10,085.00
07/31/96               9,810.00      9,786.68        9,640.20        10,115.26
08/31/96              10,110.00      9,959.91        9,843.61        10,123.35
09/30/96              10,355.31     10,208.90       10,396.82        10,264.06
10/31/96              10,435.58     10,304.87       10,683.77        10,445.74
11/30/96              10,806.85     10,645.96       11,490.39        10,583.62
12/31/96              10,761.11     10,615.09       11,262.88        10,515.88
01/31/97              10,841.87     10,679.84       11,965.69        10,555.84
02/28/97              10,781.30     10,646.73       12,061.41        10,575.90
03/31/97              10,549.12     10,432.73       11,559.78        10,502.93
04/30/97              10,589.50     10,558.97       12,248.74        10,625.81
05/31/97              11,144.72     11,094.31       12,995.92        10,714.01
06/30/97              11,462.68     11,404.95       13,574.23        10,811.50
07/31/97              11,756.08     11,711.74       14,653.39        11,030.98
08/31/97              11,634.68     11,544.26       13,832.80        10,975.82
09/30/97              12,079.83     11,995.64       14,589.45        11,103.14
10/31/97              11,847.13     11,807.31       14,102.16        11,226.39

A $10,000 investment in the Fund made on inception date would have grown to $11,847 (as of 10/31/97). The graph shows how the Fund compares to our benchmarks over the same period June 17, 1996 to October 31, 1997.

Notes: We believe that the performance comparison to the composite benchmark, on which the Fund's asset allocation model is based, is a more appropriate comparison than a comparison to any single broad-based securities market index, such as the S&P 500 Index or the Lehman Brothers Intermediate Gov't/Corp Bond Index, which securities regulations require us to include. All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

+ The returns are based on the composite performance of unmanaged indices and assume reinvestment of dividends and interest payments. Indices and percentages used: S&P 500 Index -- Large Cap Stocks (20%); Russell 2000 Index -- Small Cap Stocks (20%); Morgan Stanley EAFE Index -- International Stocks (10%); Lehman Bros. Intermediate Gov't/Corp Bonds -- Domestic Bonds (25%); Salomon Bros. Non-$ World Gov't -- Foreign Gov't Bonds (20%); Federal Reserve 91-day Treasury Bill -- Cash (5%). Unlike the fund's total return the composite benchmark total return does not reflect any fees or expenses.

FUND DATA ALL PERIODS ENDED OCTOBER 31, 1997

                                             TOTAL RETURN
                              ----------------------------------------------
                                                                     SINCE
                               TEN MONTHS ENDED       ONE           6/17/96
                              OCTOBER 31, 1997**      YEAR        INCEPTION*
                              ------------------     --------     ----------
CITISELECT(R)FOLIO 400 .....       11.28%             16.01%        14.98%
COMPOSITE BENCHMARK+ .......       12.18%             16.51%        13.23%

**Average Annual Total Return
**Not Annualized

IMPORTANT TAX INFORMATION

The Fund designates for income tax purposes $869,414 of its capital gains distribution as short-term capital gains.

PERFORMANCE HIGHLIGHTS CITISELECT FOLIO 400
                                                                   Lehman Bros.
                                                                   Intermediate
                                                    S&P 500         Gov't/Corp
                      CitiSelect    Composite        Index          Bond Index
                      Folio 400     Benchmark      (unmanaged)      (unmanaged)

06/17/96              10,000.00     10,000.00       10,000.00        10,000.00
06/30/96               9,990.00      9,981.00       10,086.00        10,085.00
07/31/96               9,700.00      9,632.66        9,640.20        10,115.26
08/31/96              10,110.00      9,859.99        9,843.61        10,123.35
09/30/96              10,400.00     10,143.96       10,396.82        10,264.06
10/31/96              10,440.00     10,178.45       10,683.77        10,445.74
11/30/96              10,890.00     10,572.36       11,490.39        10,583.62
12/31/96              10,883.71     10,571.30       11,262.88        10,515.88
01/31/97              10,984.30     10,611.47       11,965.69        10,555.84
02/28/97              10,913.88     10,564.78       12,061.41        10,575.90
03/31/97              10,652.35     10,320.73       11,559.78        10,502.93
04/30/97              10,612.12     10,429.10       12,248.74        10,625.81
05/31/97              11,336.36     11,125.77       12,995.92        10,714.01
06/30/97              11,748.82     11,527.41       13,574.23        10,811.50
07/31/97              12,041.28     11,864.01       14,653.39        11,030.98
08/31/97              11,900.09     11,645.71       13,832.80        10,975.82
09/30/97              12,505.18     12,225.66       14,589.45        11,103.14
10/31/97              12,111.88     11,860.12       14,102.16        11,226.39

A $10,000 investment in the Fund made on inception date would have grown to $12,112 (as of 10/31/97). The graph shows how the Fund compares to our benchmarks over the same period June 17, 1996 to October 31, 1997.

Notes: We believe that the performance comparison to the composite benchmark, on which the Fund's asset allocation model is based, is a more appropriate comparison than a comparison to any single broad-based securities market index, such as the S&P 500 Index or the Lehman Brothers Intermediate Gov't/Corp Bond Index, which securities regulations require us to include. All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

+ The returns are based on the composite performance of unmanaged indices and assume reinvestment of dividends and interest payments. Indices and percentages used: S&P 500 Index -- Large Cap Stocks (20%); Russell 2000 Index -- Small Cap Stocks (30%); Morgan Stanley EAFE Index -- International Stocks (20%); Lehman Bros. Intermediate Gov't/Corp Bonds -- Domestic Bonds (5%); Salomon Bros. Non-$ World Gov't -- Foreign Gov't Bonds (20%); Federal Reserve 91-day Treasury Bill -- Cash (5%). Unlike the fund's total return the composite benchmark total return does not reflect any fees or expenses.

FUND DATA ALL PERIODS ENDED OCTOBER 31, 1997

                                             TOTAL RETURN
                              ----------------------------------------------
                                                                     SINCE
                               TEN MONTHS ENDED       ONE           6/17/96
                              OCTOBER 31, 1997**      YEAR        INCEPTION*
                              ------------------     --------     ----------
CITISELECT(R)FOLIO 500 .....       13.00%             18.54%        18.00%
COMPOSITE BENCHMARK+ .......       13.14%             18.10%        18.93%

**Average Annual Total Return
**Not Annualized

PERFORMANCE HIGHLIGHTS CITISELECT FOLIO 500
                                                                   Salomon Non-$
                                                    MSCI EAFE       World Bond
                      CitiSelect    Composite        Index          Bond Index
                      Folio 500     Benchmark      (unmanaged)      (unmanaged)

09/03/96              10,000.00     10,000.00       10,000.00        10,000.00
09/30/96              10,230.00     10,362.00       10,315.40        10,029.40
10/31/96              10,220.00     10,351.64       10,212.25        10,198.90
11/30/96              10,690.00     10,795.72       10,620.74        10,316.18
12/31/96              10,720.46     10,805.44       10,486.91        10,241.91
01/31/97              10,850.83     10,861.63       10,121.97         9,826.09
02/28/97              10,800.68     10,830.13       10,289.99         9,712.10
03/31/97              10,560.00     10,570.21       10,329.82         9,649.95
04/30/97              10,509.86     10,705.50       10,386.63         9,454.05
05/31/97              11,322.17     11,505.21       11,064.88         9,801.96
06/30/97              11,773.45     11,987.27       11,677.87         9,922.53
07/31/97              12,114.42     12,403.23       11,869.39         9,663.55
08/31/97              11,963.99     12,094.39       10,985.12         9,707.03
09/30/97              12,605.81     12,771.68       11,602.48         9,942.91
10/31/97              12,114.42     12,226.33       10,713.73        10,165.64

A $10,000 investment in the Fund made on inception date would have grown to $12,114 (as of 10/31/97). The graph shows how the Fund compares to our benchmarks over the same period September 3, 1996 to October 31, 1997.

Notes: We believe that the performance comparison to the composite benchmark, on which the Fund's asset allocation model is based, is a more appropriate comparison than a comparison to any single broad-based securities market index, such as the Morgan Stanley EAFE Index or the Salomon Bros. Non-$ World Gov't Index, which securities regulations require us to include. All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

+ The returns are based on the composite performance of unmanaged indices and assume reinvestment of dividends and interest payments. Indices and percentages used: S&P 500 Index -- Large Cap Stocks (20%); Russell 2000 Index -- Small Cap Stocks (35%); Morgan Stanley EAFE Index -- International Stocks (30%); Salomon Bros. Non-$ World Gov't -- Foreign Gov't Bonds (10%); Federal Reserve 91-day Treasury Bill -- Cash (5%). Unlike the fund's total return the composite benchmark total return does not reflect any fees or expenses.

CITISELECT PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES OCTOBER 31, 1997

                                                                             CITISELECT     CITISELECT    CITISELECT      CITISELECT
                                                                              FOLIO 200      FOLIO 300     FOLIO 400       FOLIO 500
                                                                             ----------     ----------    ----------      ----------
ASSETS:
Investment in Asset Allocation Portfolio 200, Asset Allocation
Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation
  Portfolio 500, respectively, at value ................................   $165,492,391   $322,865,464   $452,931,705   $199,923,832
Receivable for shares of beneficial interest sold ......................      2,295,729      3,179,920      4,800,117      3,733,740
Other assets ...........................................................         24,793         86,614        220,266        123,220
                                                                           ------------   ------------   ------------   ------------
  Total Assets .........................................................    167,812,913    326,131,998    457,952,088    203,780,792
                                                                           ------------   ------------   ------------   ------------

LIABILITIES:
Payable for shares of beneficial interest repurchased ..................      1,504,921        741,015      1,543,860        682,693
Payable to affiliates -- Management fees (Note 2) ......................             --             --         49,083         12,130
Accrued expenses .......................................................        104,750        198,332        612,393        262,796
                                                                           ------------   ------------   ------------   ------------
  Total Liabilities ....................................................      1,609,671        939,347      2,205,336        957,619
                                                                           ------------   ------------   ------------   ------------

NET ASSETS for 14,671,255, 27,775,788, 37,955,043, and 16,784,399
  shares, respectively, of beneficial interest outstanding .............   $166,203,242   $325,192,651   $455,746,752   $202,823,173
                                                                           ============   ============   ============   ============

NET ASSETS CONSIST OF:
Paid-in capital ........................................................   $152,764,594   $291,062,155   $403,912,249   $182,591,404
Undistributed net investment income ....................................      2,159,917      3,095,564      1,804,435        720,000
Accumulated net realized gain (loss) on investments ....................      2,885,872      6,917,761      9,210,563      2,505,436
Unrealized appreciation (depreciation) of investments and foreign
  currency translations ................................................      8,392,859     24,117,171     40,819,505     17,006,333
                                                                           ------------   ------------   ------------   ------------
  Total Net Assets .....................................................   $166,203,242   $325,192,651   $455,746,752   $202,823,173
                                                                           ============   ============   ============   ============

NET ASSET VALUE PER SHARE OF BENEFICIAL INTEREST .......................         $11.33         $11.71         $12.01         $12.08
                                                                                 ======         ======         ======         ======

See notes to financial statements

CITISELECT PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                             FOR THE TEN MONTHS ENDED OCTOBER 31, 1997
                                                                                               (NOTE 1F)
                                                                      -----------------------------------------------------------
                                                                      CITISELECT       CITISELECT      CITISELECT      CITISELECT
                                                                       FOLIO 200        FOLIO 300       FOLIO 400       FOLIO 500
                                                                      ----------       ----------      ----------      ----------
INVESTMENT INCOME FROM ASSET ALLOCATION PORTFOLIO 200, ASSET
 ALLOCATION PORTFOLIO 300, ASSET ALLOCATION PORTFOLIO 400,
 AND ASSET ALLOCATION PORTFOLIO 500, RESPECTIVELY (NOTE 1B):
Interest .........................................................   $  4,208,130    $  6,553,861    $  5,472,865    $  1,268,748
Dividends ........................................................        572,347       1,752,915       3,452,486       1,754,334
Allocated net expenses ...........................................       (924,483)     (1,860,494)     (2,681,166)     (1,074,396)
Foreign tax reclaims .............................................         23,177          81,304         207,096         117,896
                                                                     ------------    ------------    ------------    ------------
                                                                        3,879,171       6,527,586       6,451,281       2,066,582
                                                                     ------------    ------------    ------------    ------------
EXPENSES:
Distribution fees (Note 3) .......................................        548,279       1,102,327       1,499,752         603,033
Management fees/Administration fee (Note 2) ......................        109,656         220,465         299,950         120,606
Shareholder reports ..............................................         36,711          44,774         161,760         131,992
Transfer agent fees ..............................................         27,988          31,116          30,559          44,436
Legal services ...................................................         22,100          20,918          31,601          26,101
Auditing services ................................................         17,700          15,200          17,680          14,850
Registration fees ................................................         10,806          36,316         186,395          35,660
Custodian fees ...................................................          8,762           8,188           7,787           8,585
Trustees fees ....................................................          7,675          10,693          12,539           5,236
Miscellaneous ....................................................          4,255           6,620          26,296          13,443
                                                                     ------------    ------------    ------------    ------------
 Total expenses ..................................................        793,932       1,496,617       2,274,319       1,003,942
Less aggregate amounts waived by the Manager (Note 2) ............        (73,757)        (50,386)           --              --
                                                                     ------------    ------------    ------------    ------------
 Net expenses ....................................................        720,175       1,446,231       2,274,319       1,003,942
                                                                     ------------    ------------    ------------    ------------
 Net investment income ...........................................      3,158,996       5,081,355       4,176,962       1,062,640
                                                                     ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM ASSET ALLOCATION PORTFOLIO 200, ASSET ALLOCATION PORTFOLIO 300, ASSET ALLOCATION
 PORTFOLIO 400 AND ASSET ALLOCATION PORTFOLIO 500, RESPECTIVELY:

Net realized gain ................................................      1,586,569       4,036,929       6,053,161       2,209,014
Net change in unrealized appreciation ............................      5,482,209      16,483,809      27,920,674      13,574,647
                                                                     ------------    ------------    ------------    ------------
Net realized and unrealized gain .................................      7,068,778      20,520,738      33,973,835      15,783,661
                                                                     ------------    ------------    ------------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............   $ 10,227,774    $ 25,602,093    $ 38,150,797    $ 16,846,301
                                                                     ============    ============    ============    ============

See notes to financial statements

CITISELECT PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                            CITISELECT FOLIO 200               CITISELECT FOLIO 300
                                                         ------------------------------    ------------------------------
                                                          TEN MONTHS      JUNE 17, 1996+     TEN MONTHS      JUNE 17, 1996+
                                                             ENDED              TO             ENDED               TO
                                                        OCTOBER 31, 1997   DECEMBER 31,    OCTOBER 31, 1997    DECEMBER 31,
                                                          (NOTE 1F)            1996           (NOTE 1F)      1996
                                                         ------------     ------------     ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ................................   $  3,158,996     $    899,000     $  5,081,355      $  1,462,651
Net realized gain (loss) .............................      1,586,569          328,852        4,036,929           756,606
Net change in unrealized appreciation of investments .      5,482,209        2,910,650       16,483,809         7,633,362
                                                         ------------     ------------     ------------      ------------
 Net increase in net assets resulting from operations      10,227,774        4,138,502       25,602,093         9,852,619
                                                         ------------     ------------     ------------      ------------
DISTRIBUTIONS FROM:
Net income ...........................................        (71,535)        (687,964)         (48,172)       (1,078,616)
Net realized gain on investments .....................       (247,643)        (206,058)        (553,981)         (417,933)
In excess of net income ..............................             --               --               --                --
In excess of realized gains on investments ...........             --               --               --                --
                                                         ------------     ------------     ------------      ------------
Total distributions                                          (319,178)        (894,022)        (602,153)       (1,496,549)
                                                         ------------     ------------     ------------      ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 5):
Net proceeds from sale of shares .....................     97,483,483      107,356,153      161,589,276       195,928,712
Net asset value of shares issued to shareholders from
 reinvestment of distributions .......................        318,936          890,601          602,153         1,496,549
Cost of shares repurchased ...........................    (44,283,179)      (8,715,828)     (57,427,040)      (10,353,009)
                                                         ------------     ------------     ------------      ------------
 Net increase in net assets from transactions in
   shares of beneficial interest .....................     53,519,240       99,530,926      104,764,389       187,072,252
                                                         ------------     ------------     ------------      ------------
NET INCREASE IN NET ASSETS ...........................     63,427,836      102,775,406      129,764,329       195,428,322

NET ASSETS:
Beginning of period ..................................    102,775,406               --      195,428,322                --
                                                         ------------     ------------     ------------      ------------
End of period (including undistributed net investment
 income of $2,159,917, $155,387, $3,095,564
 and $231,965, respectively) .........................   $166,203,242     $102,775,406     $325,192,651     $195,428,322
                                                         ============     ============     ============     ============
+ Commencement of Operations
See notes to financial statements

CITISELECT PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                            CITISELECT FOLIO 400              CITISELECT FOLIO 500
                                                        -------------------------------   ------------------------------
                                                           TEN MONTHS     JUNE 17, 1996+     TEN MONTHS      SEPT. 3, 1996+
                                                              ENDED            TO               ENDED              TO
                                                        OCTOBER 31, 1997    DECEMBER 31,    OCTOBER 31, 1997    DECEMBER 31,
                                                            (NOTE 1F)          1996           (NOTE 1F)           1996
                                                         ------------     ------------     ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ................................   $  4,176,962     $  1,097,081     $  1,062,640      $    184,438
Net realized gain (loss) .............................      6,053,161        1,371,474        2,209,014          (188,916)
Net change in unrealized appreciation of investments .     27,920,674       12,898,831       13,574,647         3,431,686
                                                         ------------     ------------     ------------      ------------
 Net increase in net assets resulting from operations      38,150,797       15,367,386       16,846,301         3,427,208
                                                         ------------     ------------     ------------      ------------
DISTRIBUTIONS FROM:
Net income ...........................................        (96,602)        (629,492)              --          (144,954)
Net realized gain on investments .....................       (869,414)        (738,025)              --                --
In excess of net income ..............................             --               --               --            (1,053)
In excess of realized gains on investments ...........             --               --               --           (73,003)
                                                         ------------     ------------     ------------      ------------
Total distributions ..................................       (966,016)      (1,367,517)              --          (219,010)
                                                         ------------     ------------     ------------      ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 5):
Net proceeds from sale of shares .....................    237,424,101      252,564,522      129,199,716        84,679,052
Net asset value of shares issued to shareholders from
 reinvestment of distributions .......................        966,016        1,367,517               --           218,935
Cost of shares repurchased ...........................    (73,383,909)     (14,376,145)     (28,295,151)       (3,033,878)
                                                         ------------     ------------     ------------      ------------
 Net increase in net assets from transactions in
   shares of beneficial interest .....................    165,006,208      239,555,894      100,904,565        81,864,109
                                                         ------------     ------------     ------------      ------------
NET INCREASE IN NET ASSETS ...........................    202,190,989      253,555,763      117,750,866        85,072,307

NET ASSETS:
Beginning of period ..................................    253,555,763               --       85,072,307                --
                                                         ------------     ------------     ------------      ------------
End of period (including undistributed (over
  distributed) net investment income of
  $1,804,435, $308,689, $720,000 and $(5,765),
  respectively) ......................................   $455,746,752     $253,555,763     $202,823,173      $ 85,072,307
                                                         ============     ============     ============      ============
+ Commencement of Operations
See notes to financial statements

CITISELECT PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               CITISELECT FOLIO 200              CITISELECT FOLIO 300
                                                            ---------------------------      ----------------------------
                                                             TEN MONTHS     JUNE 17, 1996+     TEN MONTHS      JUNE 17, 1996+
                                                                ENDED             TO              ENDED              TO
                                                            OCT. 31, 1997      DEC. 31,       OCT. 31, 1997       DEC. 31,
                                                              (NOTE 1F)          1996           (NOTE 1F)           1996
                                                               ------           ------           ------            ------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.50           $10.00           $10.66            $10.00
                                                               ------           ------           ------            ------
INCOME FROM OPERATIONS:
Net investment income ................................          0.138            0.128            0.101             0.088
Net realized and unrealized gain on investments ......          0.722            0.506            0.974             0.671
                                                               ------           ------           ------            ------
 Total from operations ...............................          0.860            0.634            1.075             0.759
                                                               ------           ------           ------            ------
LESS DISTRIBUTIONS FROM:
Net investment income ................................         (0.007)          (0.112)          (0.002)           (0.075)
Net realized gain on investments .....................         (0.023)          (0.022)          (0.023)           (0.024)
In excess of net income ..............................             --               --               --                --
In excess of realized gains on investments ...........             --               --               --                --
                                                               ------           ------           ------            ------
 Total distributions .................................         (0.030)          (0.134)          (0.025)           (0.099)
                                                               ------           ------           ------            ------
Net Asset Value end of period ........................         $11.33           $10.50           $11.71            $10.66
                                                               ======           ======           ======            ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) ............       $166,203         $102,775         $325,193          $195,428
Ratio of expenses to average net assets (A) ..........          1.50%*           1.50%*           1.50%*            1.50%*
Ratio of net investment income to average net assets .          2.88%*           2.84%*           2.30%*            2.38%*
Total return .........................................          8.21%**          6.38%**         10.09%**           7.61%**

  Note: If Agents of the Funds and the Agents of Asset Allocation Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income (loss) per share ...............         $0.126           $0.076           $0.100            $0.060
Ratios:
Expenses to average net assets(A) ....................          1.75%*           2.66%*           1.52%*            2.26%*
Net investment income to average net assets ..........          2.63%*           1.68%*           2.28%*            1.62%*

(A) Includes allocated expenses for the period indicated, for CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect
    Folio 400, and CitiSelect Folio 500 share of Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset
    Allocation Portfolio 400 and Asset Allocation Portfolio 500, respectively.

 *  Annualized
 ** Not annualized
 +  Commencement of Operations

See notes to financial statements

CITISELECT PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               CITISELECT FOLIO 400              CITISELECT FOLIO 500
                                                            ---------------------------      ----------------------------
                                                             TEN MONTHS     JUNE 17, 1996+     TEN MONTHS      SEPT. 3, 1996+
                                                                ENDED             TO              ENDED              TO
                                                            OCT. 31, 1997      DEC. 31,       OCT. 31, 1997       DEC. 31,
                                                              (NOTE 1F)          1996           (NOTE 1F)           1996
                                                               ------           ------           ------            ------
NET ASSET VALUE, BEGINNING OF PERIOD .................         $10.82           $10.00           $10.69           $10.00
                                                               ------           ------           ------            ------
INCOME FROM OPERATIONS:
Net investment income ................................          0.037            0.042            0.044            0.019
Net realized and unrealized gain on investments ......          1.183            0.841            1.346             0.701
                                                               ------           ------           ------            ------
 Total from operations ...............................          1.220            0.883            1.390            0.720
                                                               ------           ------           ------            ------
LESS DISTRIBUTIONS FROM:
Net investment income ................................         (0.003)          (0.029)              --            (0.019)
Net realized gain on investments .....................         (0.027)          (0.034)              --                --
In excess of net income ..............................             --               --               --            (0.001)
In excess of realized gains on investments ...........             --               --               --            (0.010)
                                                               ------           ------           ------            ------
 Total distributions .................................         (0.030)          (0.063)              --            (0.030)
                                                               ------           ------           ------            ------
Net Asset Value end of period ........................         $12.01           $10.82           $12.08            $10.69
                                                               ======           ======           ======            ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) ............       $455,747         $253,556         $202,823          $ 85,072
Ratio of expenses to average net assets (A) ..........          1.65%*           1.75%*           1.72%*            1.75%*
Ratio of net investment income to average net assets .          1.39%*           1.39%*           0.88%*            1.09%*
Total return .........................................         11.28%**          8.84%**         13.00%**           7.20%**

  Note: If Agents of the Funds and the Agents of Asset Allocation Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income (loss) per share ...............         $0.037           $0.028           $0.040            $0.001
Ratios:
Expenses to average net assets(A) ....................          1.65%*           2.20%*           1.80%*            2.80%*
Net investment income to average net assets ..........          1.39%*           0.93%*           0.80%*            0.04%*

(A) Includes allocated expenses for the periods indicated, for CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect
    Folio 400, and CitiSelect Folio 500 share of Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset
    Allocation Portfolio 400 and Asset Allocation Portfolio 500, respectively.

 * Annualized
** Not annualized
 + Commencement of Operations
See notes to financial statements

CITISELECT PORTFOLIOS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

    CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 (individually, the "Fund", or collectively, the "Funds") are each a separate series of Landmark Funds 1 (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 each invest all of their investable assets in Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500, respectively (the "Portfolios"). Citibank, N.A. ("Citibank") is the Investment Manager of each of the Portfolios. Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as each Fund's Sub-Administrator and Distributor. See Note 6.

    CitiSelect Folio 200 seeks to achieve the Fund's investment objective of high total return over time consistent with a primary emphasis on a combination of fixed income and money market securities, and a secondary emphasis on equity securities by investing all of its investable assets in the Asset Allocation Portfolio 200, an open-end, diversified management investment company having the same investment objectives and policies and substantially the same restrictions as CitiSelect Folio 200. The value of such investment reflects CitiSelect Folio 200's proportionate interest (approximately 85.2% at October 31, 1997) in the net assets of the Asset Allocation Portfolio 200.

    CitiSelect Folio 300 seeks to achieve the Fund's investment objective of high total return over time consistent with a balanced emphasis on equity and fixed income securities by investing all of its investable assets in Asset Allocation Portfolio 300, an open-end, diversified management investment company having the same investment objectives and policies and substantially the same restrictions as the CitiSelect Folio 300. The value of such investment reflects CitiSelect Folio 300's proportionate interest (approximately 88.0% at October 31, 1997) in the net assets of the Asset Allocation Portfolio 300.

    CitiSelect Folio 400 seeks to achieve the Fund's investment objective of high total return over time consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities by investing all of its investable assets in Asset Allocation Portfolio 400, an open-end, diversified management investment company having the same investment objectives and policies and substantially the same restrictions as the CitiSelect Folio
400. The value of such investment reflects the CitiSelect Folio 400's proportionate interest (approximately 94.0% at October 31, 1997) in the net assets of the Asset Allocation Portfolio 400.

    CitiSelect Folio 500 seeks to achieve the Fund's investment objective of high total return over time consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities by investing all of its investable assets in Asset Allocation Portfolio 500, an open-end, diversified management investment company having the same investment objectives and policies and substantially the same restrictions as the CitiSelect Folio
500. The value of such investment reflects CitiSelect Folio 500's proportionate interest (approximately 96.0% at October 31, 1997) in the net assets of the Asset Allocation Portfolio 500.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The financial statements of the Portfolios, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Funds' financial statements.

    The significant accounting policies consistently followed by the Funds are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- Each Fund earns income, net of Portfolio expenses, daily based on its investment in each Portfolio. Additionally, each Fund reclaims its pro rata portion of recoverable foreign taxes on dividends received by each Portfolio.

C. FEDERAL TAXES -- The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- Each Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more Funds or series are allocated in proportion to the average net assets of each Fund, except when allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund. A Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in that Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on the ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to each Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the ten months ended October 31, 1997 CitiSelect Folio 200 reclassified $1,082,931 from net investment income, $1,366,774 to accumulated net gains on investments and $283,843 from paid-in-capital. CitiSelect Folio 300 reclassified $2,169,584 from net investment income, $2,935,742 to accumulated net gains on investments and $766,158 from paid-in-capital. CitiSelect Folio 400 reclassified $2,584,614 from net investment income, $3,210,464 to accumulated net gains on investments and $625,850 from paid-in-capital. CitiSelect Folio 500 reclassified $336,875 from net investment income, $511,888 to accumulated net gains on investments and $175,013 from paid-in-capital.

F. CHANGE IN FISCAL YEAR END -- During the fiscal year 1997, the Funds changed their fiscal year ends from December 31 to October 31.

G. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolios are allocated pro rata, based on respective ownership interests, among the Funds and the other investors in a Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) MANAGEMENT FEES

    Citibank is responsible for overall management of the Funds' business affairs, and has a separate Management Agreement with each of the Funds. Citibank also provides certain administrative services to the Funds. These administrative services include providing general office facilities and supervising the overall administration of the Funds. LFBDS acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time is agreed to by Citibank and LFBDS.

    The management fees paid to Citibank, are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.10% of each of the Funds' average daily net assets.

    The management fee paid to Citibank for CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 amounted to $109,656, $220,465, $299,950, and $120,606 of which $73,757, $50,386, $0, and $0, respectively, was voluntarily waived for the ten months ended October 31, 1997. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Sub-Administrator, all of whom receive remuneration for their services to the Trust from the Sub-Administrator or its affiliates.

(3) DISTRIBUTION FEES

    Each of the Funds has adopted a Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, under which the Fund pays fees for distribution, sales and marketing and shareholder services at an annual rate not to exceed 0.50% of each Fund's average daily net assets which amounted to $548,279, $1,102,327, $1,499,752 and $603,033 for CitiSelect Folio 200,
CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500, respectively.

(4) INVESTMENT TRANSACTIONS

    Increases and decreases in the Funds' investment in their Portfolios for the ten months ended October 31, 1997, were as follows:

                                   INCREASE             DECREASE
CitiSelect Folio 200             $ 62,073,152          $8,580,415
CitiSelect Folio 300             $110,874,643          $7,010,066
CitiSelect Folio 400             $172,937,210          $6,373,748
CitiSelect Folio 500             $102,218,401          $2,026,994

(5) SHARES OF BENEFICIAL INTEREST

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

CITISELECT FOLIO 200
--------------------
                                   TEN MONTHS        JUNE 17, 1996+
                                      ENDED                TO
                                OCTOBER 31, 1997      DECEMBER 31,
                                    (NOTE 1F)             1996
                                   ----------          ----------
 Shares sold ......                 8,941,698          10,551,539
 Shares reinvested                     30,174              86,538
 Shares repurchased                (4,084,861)           (853,833)
                                   ----------           ---------
 Net increase .....                 4,887,011           9,784,244
                                   ==========          ==========

CITISELECT FOLIO 300
--------------------
                                   TEN MONTHS        JUNE 17, 1996+
                                      ENDED               TO
                                OCTOBER 31, 1997      DECEMBER 31,
                                    (NOTE 1F)             1996
                                   ----------          ----------
 Shares sold ......                14,513,003          19,201,036
 Shares reinvested                     53,100             142,587
 Shares repurchased                (5,130,252)         (1,003,686)
                                   ----------           ---------
 Net increase .....                 9,435,851          18,339,937
                                   ==========          ==========

CITISELECT FOLIO 400
--------------------
                                   TEN MONTHS        JUNE 17, 1996+
                                      ENDED                TO
                                OCTOBER 31, 1997      DECEMBER 31,
                                    (NOTE 1F)             1996
                                   ----------          ----------
 Shares sold ......                20,837,873          24,716,079
 Shares reinvested                     83,062             127,805
 Shares repurchased                (6,391,184)         (1,418,592)
                                   ----------           ---------
 Net increase .....                14,529,751          23,425,292
                                   ==========          ==========

CITISELECT FOLIO 500
--------------------
                                   TEN MONTHS        SEPT. 3, 1996+
                                      ENDED                TO
                                OCTOBER 31, 1997      DECEMBER 31,
                                    (NOTE 1F)             1996
                                   ----------          ----------
 Shares sold ......                11,266,707           8,228,228
 Shares reinvested                         --              20,792
 Shares repurchased                (2,440,204)           (291,124)
                                   ----------           ---------
 Net increase .....                 8,826,503           7,957,896
                                   ==========          ==========
+ Commencement of Operations

(6) SUBSEQUENT EVENT

    The Funds' Board of Trustees and shareholders have approved a restructuring of the Funds in order to achieve economies of scale and increased flexibility in the management of Fund assets commencing November 1, 1997. Each of the Funds no longer invests in a single corresponding Portfolio (an "Old Portfolio") and instead invests in multiple new or existing registered investment companies (collectively, called "New Portfolios"). Each of the New Portfolios correspond to the asset classes of securities (e.g., large capitalization growth securities or domestic fixed income securities) in which each Fund previously had invested. Shareholders also approved amendments to each Funds' Declaration of Trust and fundamental investment restrictions to permit assets of the Funds to be invested in one or more investment companies and an amended and restated Management Agreement for each Fund with Citibank, N.A. Under the amended and restated Management Agreements, Citibank provides investment advisory services to each Fund, including the asset allocation services previously provided to each Fund's corresponding Old Portfolio. Under the amended and restated Management Agreements, aggregate management fees paid to Citibank, including each Fund's share of management fees paid by the New Portfolios of which Citibank is the manager, will not exceed 0.75% of each Fund's average daily net assets for that Fund's then-current fiscal year. This is the same management fee which Citibank received under the prior Management Agreements, including each Fund's share of its corresponding Old Portfolio's management fees.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LANDMARK FUNDS I (THE TRUST) AND THE
SHAREHOLDERS OF CITISELECT FOLIO 200, CITISELECT FOLIO 300, CITISELECT FOLIO 400, CITISELECT FOLIO 500:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 (the "Fund"), each a series of Landmark Funds 1, at October 31, 1997, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1997

ASSET ALLOCATION PORTFOLIO 200
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

Issuer                                                Shares             Value
--------------------------------------------------------------------------------

LARGE CAP GROWTH--6.5%
COMMON STOCKS -- 6.2%
CAPITAL GOODS/PRODUCER MANUFACTURER - 0.7%
Applied Materials Inc.* ......................          2,510       $     83,771
Deere & Co.(++) ..............................          2,295            120,773
General Electric Co. .........................         10,805            697,598
Illinois Tool Works ..........................          4,345            213,720
Xerox Corp. ..................................          3,040            241,110
                                                                    ------------
                                                                       1,356,972
                                                                    ------------
COMMERCIAL SERVICES - 0.1%
Interpublic Group Companies Inc. .............          4,382            208,145
                                                                    ------------
CONSUMER DURABLES - 0.1%
Leggett & Platt Inc. .........................          5,430            226,703
                                                                    ------------
CONSUMER NON-DURABLES - 0.7%
Clorox Co. ...................................          2,185            152,950
Coca Cola Co .................................          4,015            226,848
Colgate Palmolive Co. ........................          2,985            193,279
Gillette Co ..................................          3,000            267,187
Mattel Inc. ..................................          4,100            159,388
Procter & Gamble Co. .........................          3,750            255,000
                                                                    ------------
                                                                       1,254,652
                                                                    ------------
CONSUMER SERVICES - 0.4%
Carnival Corp. ...............................          7,005            339,743
Clear Channel Communications* ................          2,850            188,100
Cracker Barrel Old Country Store .............          5,095            150,303
Gannett Inc. .................................          2,900            152,430
                                                                    ------------
                                                                         830,576
                                                                    ------------
ENERGY - 0.1%
Schlumberger Ltd. ............................          1,900            166,250
                                                                    ------------
FINANCE - 0.8%
American International Group Inc. ............          2,030            207,187
Chubb Corp.(++) ..............................          2,630            174,238
Federal National Mortgage
  Association(++) ............................          5,520            267,375
Norwest Corp. ................................          4,530            145,243
State Street Corp. ...........................          3,065            170,874
Travelers Group Inc. .........................          3,965            277,550
U.S. Bancorp .................................          1,265            128,635
Zions Bancorp ................................          4,015            156,083
                                                                    ------------
                                                                       1,527,185
                                                                    ------------
HEALTHCARE - 1.4%
Abbott Labs ..................................          3,055            187,310
Cardinal Health Inc ..........................          2,510            186,368
Health Management Association* ...............          8,908            217,120
Johnson & Johnson ............................          3,440            197,370
Lilly, Eli & Co. .............................          4,750            317,655
Lincare Holdings Inc.* .......................          4,430            237,559
Merck & Co. ..................................          4,000            357,000
Pfizer Inc. ..................................          6,140            434,405
Schering Plough Corp. ........................          4,245            237,985
Warner Lambert Co. ...........................          1,730            247,714
                                                                    ------------
                                                                       2,620,486
                                                                    ------------
RETAIL - 0.8%
Bed Bath & Beyond Inc.* ......................          5,900            187,325
Consolidated Stores* .........................          5,106            203,602
Gap Inc. .....................................          3,060            162,754
Home Depot ...................................          6,090            338,756
Kohls Corp.* .................................          3,000            201,375
Wal Mart Stores Inc. .........................          9,675            339,834
Walgreen Co. .................................          7,505            211,078
                                                                    ------------
                                                                       1,644,724
                                                                    ------------
TECHNOLOGY - 1.0%
Adaptec Inc.* ................................          3,780            183,094
Amp Inc. .....................................          4,235            190,575
Cisco Systems Inc.* ..........................          2,780            228,047
Computer Association International Inc. ......          2,960            220,705
Intel Corp. ..................................          5,230            402,710
Microsoft Corp.* .............................          3,785            492,050
Parametric Technology Corp.* .................          2,750            121,344
                                                                    ------------
                                                                       1,838,525
                                                                    ------------
TRANSPORTATION - 0.1%
Southwest Airlines Co. .......................          7,650            249,581
                                                                    ------------
TOTAL COMMON STOCKS ..........................                        11,923,799
                                                                    ------------

SHORT-TERM OBLIGATIONS -- 0.3%
Aubrey G. Lanston Repurchase Agreement
  5.68% due 11/03/97(+) ......................                           557,325
                                                                    ------------
TOTAL LARGE CAP GROWTH
  (Identified Cost $11,374,097) ..............                        12,481,124
                                                                    ------------

LARGE CAP VALUE--6.4%
COMMON STOCKS -- 6.3%
BASIC INDUSTRIES - 0.6%
Cabot Corp. ..................................          2,800             68,775
Dow Chemical Co. .............................          1,500            136,125
E. I. du Pont de Nemours & Co. ...............          2,000            113,750
FMC Corp.* ...................................          1,600            129,300
Great Lakes Chemical Corp. ...................          3,900            183,300
IMC Global Inc. ..............................          3,200            107,800
Inland Steel Industries Inc. .................          3,700             72,612
National Steel Corp. .........................          3,100             51,150
Reynolds Metals Co. ..........................            400             24,375
Rohm & Haas Co. ..............................          1,500            124,969
Westvaco Corp. ...............................          2,000             65,625
                                                                    ------------
                                                                       1,077,781
                                                                    ------------
CAPITAL GOODS - 0.7%
Arrow Electronics Inc.* ......................          5,600            158,900
Caterpillar Inc. .............................          1,800             92,250
Cummins Engine Inc. ..........................          5,400            329,062
Deere & Co.(++) ..............................          1,400             73,675
Harnischfeger Industries Inc. ................          4,100            161,438
Kennametal Inc. ..............................          3,200            155,200
Parker Hannifin Corp .........................          3,450            144,253
Tecumseh Products Co. ........................          2,500            129,688
                                                                    ------------
                                                                       1,244,466
                                                                    ------------
CONSUMER BASICS - 0.6%
Bergen Brunswig Corp. ........................          2,725            109,170
Columbia/HCA Healthcare Corp. ................          3,600            101,700
IBP Inc. .....................................          3,700             85,794
Mallinckrodt Inc. ............................          3,100            116,250
Maxicare Health Plans Inc.* ..................          2,800             39,200
Philip Morris Companies Inc. .................          6,700            265,488
RJR Nabisco Holdings Corp. ...................          5,800            183,787
Tupperware Corp. .............................          2,800             70,175
Universal Foods Corp. ........................          3,200            126,200
                                                                    ------------
                                                                       1,097,764
                                                                    ------------
CONSUMER DURABLE GOODS - 0.6%
Dana Corp. ...................................          2,700            126,394
Eaton Corp. ..................................          2,000            193,250
Ford Motor Co. ...............................          9,300            406,294
General Motors Corp. .........................          3,400            218,238
Goodyear Tire and Rubber .....................          4,500            281,812
                                                                    ------------
                                                                       1,225,988
                                                                    ------------
CONSUMER NON-DURABLES - 0.4%
Federated Department Stores Inc.* ............          3,400            149,600
Russell Corp. ................................          3,000             88,125
Sears Roebuck & Co. ..........................          3,800            159,125
Springs Industries Inc. ......................          2,300            106,662
Toys "R" Us Inc.* ............................          3,900            132,844
V F Corp. ....................................          2,000            178,750
                                                                    ------------
                                                                         815,106
                                                                    ------------
CONSUMER SERVICES - 0.2%
AMR Corp. * ..................................          1,300            151,369
Delta Airlines Inc. ..........................          2,000            201,500
UAL Corp.* ...................................            400             35,050
                                                                    ------------
                                                                         387,919
                                                                    ------------
ENERGY - 0.6%
Amoco Corp ...................................          1,600            146,700
Atlantic Richfield Co. .......................          2,000            164,625
British Petroleum PLC ........................          2,000            175,500
Mapco Inc. ...................................          3,400            112,200
Phillips Petroleum Co. .......................          3,200            154,800
Repsol .......................................          3,100            131,750
Ultra Mar Diamond Shamrock ...................          3,500            108,062
YPF Sociedad Anonima .........................          4,500            144,000
                                                                    ------------
                                                                       1,137,637
                                                                    ------------
FINANCE - 1.4%
Allstate Corp. ...............................          2,300            190,756
American General Corp. .......................          2,200            112,200
Bank of New York Inc. ........................          2,800            131,775
Capital One Financial Corp. ..................          1,600             73,000
Case Corp. ...................................          4,500            269,156
Chase Manhattan Corp. ........................          2,200            253,825
Chubb Corp.(++) ..............................          1,300             86,125
Cigna Corp. ..................................            600             93,150
Crestar Financial Corp. ......................          1,300             61,506
Everest Reinsurance Holdings .................          3,700            139,212
Federal National Mortgage
  Association(++) ............................          1,600             77,500
First Union Corp. ............................          2,400            117,750
Foundation Health Systems* ...................          5,550            159,563
Hartford Financial Services Group ............          1,800            145,800
Mellon Bank Corp. ............................          2,400            123,750
Old Republic International Corp. .............          3,300            117,975
Reliastar Financial Corp. ....................          3,400            127,075
Republic NY Corp. ............................          1,100            116,394
Signet Banking Corp. .........................          2,600            139,913
Tig Holdings Inc. ............................          2,200             74,525
Transatlantic Holdings Inc. ..................          1,700            117,619
                                                                    ------------
                                                                       2,728,569
                                                                    ------------
GENERAL BUSINESS - 0.1%
Olsten Corp. .................................          6,900            105,225
Standard Register ............................          1,500             48,562
                                                                    ------------
                                                                         153,787
                                                                    ------------
MISCELLANEOUS - 0.2%
Aeroquip Vickers Inc. ........................          6,300            327,994
Dillards Inc. ................................          2,900            111,287
                                                                    ------------
                                                                         439,281
                                                                    ------------
SHELTER - 0.1%
Owens Corning ................................          3,600            123,300
                                                                    ------------
TECHNOLOGY - 0.5%
Beckman Industries Inc. ......................          4,000            157,500
International Business Machines ..............          3,600            353,025
Seagate Technology* ..........................          3,600             97,650
Stratus Computer Inc.* .......................          1,600             56,600
Tektronix Inc. ...............................          2,100            124,162
TRW Inc. .....................................          2,300            131,675
Western Digital Corp.* .......................          4,100            122,744
                                                                    ------------
                                                                       1,043,356
                                                                    ------------
TRANSPORTATION - 0.1%
Burlington Northern Santa Fe .................          1,000             95,000
CSX Corp. ....................................          2,200            120,312
                                                                    ------------
                                                                         215,312
                                                                    ------------
UTILITIES - 0.2%
Cinergy Corp. ................................          1,500             49,500
DTE Energy Co. ...............................          2,500             76,875
Duke Power Co. ...............................          1,339             64,607
El Paso Natural Gas Co .......................          1,700            101,894
Entergy Corp .................................          2,600             63,538
GPU Inc. .....................................          2,200             79,613
                                                                    ------------
                                                                         436,027
                                                                    ------------
TOTAL COMMON STOCKS ..........................                        12,126,293
                                                                    ------------

SHORT-TERM OBLIGATIONS -- 0.1%
Aubrey G. Lanston Repurchase Agreement
  5.68% due 11/03/97(+) ......................                           212,924
                                                                    ------------
TOTAL LARGE CAP VALUE
  (Identified Cost $11,109,687) ..............                        12,339,217
                                                                    ------------

SMALL CAP GROWTH--8.0%
COMMON STOCKS -- 7.7%
BASIC INDUSTRIES - 0.4%
Central Packing Corp. ........................          8,160            445,740
OM Group Inc. ................................          5,980            225,745
                                                                    ------------
                                                                         671,485
                                                                    ------------
CAPITAL GOODS - 0.2%
Hardinge Brothers Inc. .......................          7,280            248,430
ITEQ Inc.* ...................................         12,020            150,250
                                                                    ------------
                                                                         398,680
                                                                    ------------
CONSUMER BASICS - 1.0%
General Cigar Holdings Inc.* .................          9,110            263,621
Human Genome Sciences Inc.* ..................          6,780            277,980
Parexel International Corp.* .................          9,750            352,219
Renal Treatment Centers Inc.* ................          9,160            303,998
Suiza Foods Corp.* ...........................          9,640            485,615
Wholesale Foods Market Inc.* .................          5,250            206,063
                                                                    ------------
                                                                       1,889,496
                                                                    ------------
CONSUMER DURABLE - 0.2%
Miller Industries Inc.* ......................         13,740            139,118
Tower Automotive Inc.* .......................          5,630            235,756
                                                                    ------------
                                                                         374,874
                                                                    ------------
CONSUMER NON-DURABLES - 0.3%
Henry Schein Inc.* ...........................          9,850            323,819
Men's Wearhouse Inc.* ........................          8,520            330,150
                                                                    ------------
                                                                         653,969
                                                                    ------------
CONSUMER SERVICES - 0.2%
Premier Parks Inc.* ..........................          8,440            337,600
                                                                    ------------
ENERGY - 0.5%
Dawson Production Services Inc.* .............          8,200            198,850
Forcenergy Inc.* .............................          9,670            315,483
Key Energy Group Inc.* .......................          7,400            232,175
Lomak Petrolium Inc. .........................         16,600            308,138
                                                                    ------------
                                                                       1,054,646
                                                                    ------------
FINANCE - 0.3%
Allied Group Inc .............................          7,270            343,508
Metris Companies Inc.* .......................          7,090            299,552
                                                                    ------------
                                                                         643,060
                                                                    ------------
GENERAL BUSINESS - 1.8%
Abacus Direct Corp.* .........................         13,430            493,552
Executive Risk Inc. ..........................          5,070            333,986
Heftel Broadcasting Corp.* ...................          6,190            411,635
Intelliquest Information Group* ..............          7,800            132,600
Lamar Advertising Co.* .......................         10,680            361,785
Metro Networks Inc.* .........................          5,410            167,710
NFO Research Inc.* ...........................         16,995            305,910
Profit Recovery Group
  International Inc.* ........................         11,100            173,437
Registry Inc.* ...............................          6,970            289,255
Snyder Communications Inc.* ..................         14,430            425,685
Whittman Hart Inc.* ..........................         11,940            346,260
                                                                    ------------
                                                                       3,441,815
                                                                    ------------
MISCELLANEOUS - 1.8%
AHL Services Inc.* ...........................          2,620             46,832
American Disposal Services Inc.* .............          4,100            144,525
Concentration Managed Care Inc.* .............         10,140            330,817
Gray Communications Systems Inc. .............          6,730            167,829
Performance Food Group Co.* ..................          9,400            173,900
Probusiness Services Inc.* ...................          8,700            174,000
QAD Inc.* ....................................         11,100            156,788
Rental Service Corp.* ........................         17,220            460,635
Sirrom Capital Corp. .........................          8,120            409,045
Suburban Lodges America Inc.* ................         15,490            383,377
Synthetic Industries Inc.* ...................          8,530            238,840
Viropharma Inc.* .............................          9,600            211,200
Wilmar Industries Co.* .......................          8,540            224,175
Xionics Document Technologies* ...............         20,730            316,133
                                                                    ------------
                                                                       3,438,096
                                                                    ------------
TECHNOLOGY - 0.8%
CDW Computer Centers Inc.* ...................          4,730            293,260
Claremont Technology Group Inc.* .............          7,450            164,831
E Trade Group Inc.* ..........................          4,480            138,320
ETEC Systems Inc.* ...........................          3,640            162,435
Harbinger Corp.* .............................          6,390            190,103
Imnet Systems Inc.* ..........................          8,550            156,037
Inacom Corp.* ................................          4,550            140,197
Sipex Corp.* .................................          7,000            230,125
Speedfam International Inc.* .................          2,350             87,244
                                                                    ------------
                                                                       1,562,552
                                                                    ------------
TRANSPORTATION - 0.2%
Eagle U.S.A. Airfreight Inc.* ................          9,490            287,072
Hub Group Inc.* ..............................          4,300            131,150
                                                                    ------------
                                                                         418,222
                                                                    ------------
TOTAL COMMON STOCKS ..........................                        14,884,495
                                                                    ------------

SHORT-TERM OBLIGATIONS -- 0.3%
Aubrey G. Lanston Repurchase Agreement
  5.68% due 11/03/97(+) ......................                           596,278
                                                                    ------------
TOTAL SMALL CAP GROWTH
  (Identified Cost $13,314,242) ..............                        15,480,773
                                                                    ------------

SMALL CAP VALUE--8.7%
COMMON STOCKS -- 8.4%
BASIC INDUSTRIES - 0.7%
Atchison Casting Corp.* ......................          2,800             57,575
Carpenter Technology Corp. ...................          1,900             91,913
Giant Cement Holding Inc.* ...................            700             16,975
Keystone Consolidated Industries Inc.* .......         29,800            387,400
LTV Corp. ....................................         40,000            487,500
Oil-Dri Corp. of America .....................         14,500            248,312
                                                                    ------------
                                                                       1,289,675
                                                                    ------------
CAPITAL GOODS - 1.4%
American Buildings Co.* ......................          8,000            224,000
Astec Industries Inc.* .......................          1,000             17,000
Astro-Med Inc. ...............................          1,000              8,625
Commercial Intertech Corp. ...................         14,600            237,250
D.R. Horton Inc.* ............................         30,100            451,500
ESCO Electronics Corp.* ......................         26,000            446,875
Global Industrial Technologies Inc.* .........         14,600            249,112
JLG Industries Inc. ..........................         34,500            437,719
Ultrak Inc.* .................................         17,700            203,550
United Industrial Corp. ......................         44,800            467,600
                                                                    ------------
                                                                       2,743,231
                                                                    ------------
CONSUMER BASICS - 1.3%
Dimon Inc. ...................................         11,500            298,281
Ekco Group Inc.* .............................         62,800            435,675
MMI Companies Inc. ...........................          9,000            224,437
Matrix Pharmaceuticals* ......................         33,900            135,600
Nash Finch Co. ...............................          4,400             88,550
Orthologic Corp.* ............................         33,000            169,125
RLI Corp. ....................................          4,400            182,600
Schultz Sav-O Stores Inc. ....................         12,850            202,388
Schweitzer-Mauduit International Inc. ........          6,000            252,750
Standard Commercial Corp.* ...................         25,400            423,863
Stanhome Inc. ................................          1,800             50,288
ThermoTrex Corp.* ............................          5,000            115,000
                                                                    ------------
                                                                       2,578,557
                                                                    ------------
CONSUMER DURABLE GOODS - 0.6%
Coachmen Industries Inc. .....................         17,500            347,813
Flexsteel Industries Inc. ....................          4,800             54,000
Haskel International Inc. ....................         10,200            126,225
Oshkosh Truck Corp. Class B ..................         13,400            221,100
Republic Automotive Parts Inc.* ..............          6,800            107,100
West Co. Inc. ................................          7,900            265,638
                                                                    ------------
                                                                       1,121,876
                                                                    ------------
CONSUMER NON-DURABLES - 0.4%
Brookstone Inc.* .............................         11,000            133,031
Cato Corp. Class A ...........................          8,100             69,356
Haverty Furniture Companies Inc. .............          4,200             54,600
Little Switzerland Inc.* .....................         30,000            195,000
Syms Corp.* ..................................         17,900            241,650
                                                                    ------------
                                                                         693,637
                                                                    ------------
CONSUMER SERVICES - 0.3%
Aztar Corp.* .................................         37,600            267,900
Cannondale Corp.* ............................         10,800            238,950
                                                                    ------------
                                                                         506,850
                                                                    ------------
ENERGY - 0.0%
Atwood Oceanics Inc.* ........................            300             33,225
                                                                    ------------
FINANCE - 1.3%
APS Holdings Corp. Class A* ..................         26,000            195,000
Allied Life Financial Corp. ..................          7,200            158,400
BankAtlantic Bancorp Inc. Class A ............          6,000             83,250
BankAtlantic Bancorp Inc. Class B ............         11,343            155,966
Downey Financial Corp. .......................          8,662            227,378
FBL Financial Group Inc. Class A .............          4,000            158,500
Farm Family Holdings Inc.* ...................          6,700            207,700
Flagstar Bancorp Inc.* .......................         14,000            264,250
GA Financial Inc. ............................          6,000            117,000
Guaranty National Corp. ......................          4,800            171,300
Harleysville Group Inc. ......................          1,400             35,700
Homeside Inc.* ...............................         10,700            286,894
Matrix Capital Corp.* ........................         10,000            152,500
Ocwen Asset Investment Corp. .................          8,000            159,000
Penn America Group Inc. ......................            600             11,063
Presidential Life Corp. ......................          2,500             49,688
Professionals Insurance Company
  Management Group* ..........................          1,100             36,850
                                                                    ------------
                                                                       2,470,439
                                                                    ------------
GENERAL BUSINESS - 0.2%
Devon Group Inc.* ............................          2,500             98,125
Ennis Business Forms Inc. ....................         28,400            298,200
                                                                    ------------
                                                                         396,325
                                                                    ------------
MISCELLANEOUS - 0.6%
Commonwealth Industries Inc. .................          8,500            149,812
Flowserve Corp. ..............................         10,300            306,425
Kevco Inc.* ..................................          5,900             95,875
Manchester Equipment Inc.* ...................         13,400             55,275
Rush Enterprises Inc.* .......................          1,900             16,387
Seibels Bruce Group Inc.* ....................         19,600            149,450
Spacehab Inc.* ...............................         16,300            166,056
Spectralink Corp.* ...........................          8,000             29,000
Symons International Group Inc.* .............          5,100            103,275
Wilshire Financial Services Group Inc.* ......          3,400            100,300
                                                                    ------------
                                                                       1,171,855
                                                                    ------------
SHELTER - 1.0%
Ameron International Corp. ...................          2,600            177,450
Beazer Homes USA Inc.* .......................         17,000            325,125
Belmont Homes Inc.* ..........................         20,200            149,291
Butler Manufacturing Co. .....................          4,200            142,275
Morgan Products Ltd.* ........................         37,300            247,112
Patrick Industries Inc. ......................         10,500            152,250
Ryland Group Inc. ............................         20,000            357,500
Southern Energy Homes Inc.* ..................         19,400            178,237
U.S. Home Corp.* .............................          7,900            280,450
                                                                    ------------
                                                                       2,009,690
                                                                    ------------
TECHNOLOGY - 0.4%
Interlink Computer Sciences Inc.* ............         16,200             74,925
Komag Inc.* ..................................         20,000            346,250
Premenos Technology Corp.* ...................         10,800            137,700
Read-Rite Corp.* .............................         10,500            208,687
                                                                    ------------
                                                                         767,562
                                                                    ------------
TRANSPORTATION - 0.2%
Fritz Companies Inc.* ........................         21,500            296,969
Kenan Transportation Co. .....................          5,000            115,000
                                                                    ------------
                                                                         411,969
                                                                    ------------
UTILITIES - 0.0%
NRG Generating Inc.* .........................          1,500             29,250
                                                                    ------------
TOTAL COMMON STOCKS ..........................                        16,224,141
                                                                    ------------

SHORT-TERM OBLIGATIONS -- 0.3%
Aubrey G. Lanston Repurchase Agreement
  5.68% due 11/03/97(+) ......................                           718,949
                                                                    ------------
TOTAL SMALL CAP VALUE
  (Identified Cost $14,230,740) ..............                        16,943,090
                                                                    ------------

INTERNATIONAL EQUITY--7.0%
COMMON STOCKS -- 6.5%
AUSTRIA - 0.1%
Bohler Uddeholm ..............................          1,899            136,162
                                                                    ------------
AUSTRALIA - 0.2%
Australia & New Zealand Bank Group ...........         29,600            206,497
Pioneer International Ltd ....................         39,743            105,089
Quantas Airways ..............................         38,813             69,603
                                                                    ------------
                                                                         381,189
                                                                    ------------
CANADA - 0.2%
Bank of Nova Scotia ..........................          2,609            115,053
Canadian Imperial Bank of Commerce ...........          4,041            118,132
Imasco Ltd. ..................................          5,161            164,056
Noranda Inc. .................................          4,405             77,514
                                                                    ------------
                                                                         474,755
                                                                    ------------
DENMARK - 0.1%
BG Bank ......................................          2,335            150,211
                                                                    ------------
FINLAND - 0.3%
Metra AB .....................................         10,810            288,364
Rauma Oy .....................................          3,238             60,713
UPM Kymmene Oy ...............................          7,248            161,261
                                                                    ------------
                                                                         510,338
                                                                    ------------
FRANCE - 0.5%
Elf Aquitaine ................................            640             79,220
France Telecom ...............................            497             18,809
Lafarge Coppee ...............................          2,750            171,820
Pernod Ricard ................................          4,800            222,431
Seita ........................................          6,098            194,519
Societe Generale .............................          1,370            187,631
Usinor Sacilor ...............................          8,613            142,598
                                                                    ------------
                                                                       1,017,028
                                                                    ------------
GERMANY - 0.3%
Buderus AG ...................................             90             43,648
Commerzbank AG ...............................          5,587            189,604
Draegerwerk AG ...............................          7,220            129,841
Dyckerhoff AG ................................            531            161,721
                                                                    ------------
                                                                         524,814
                                                                    ------------
GREAT BRITAIN - 1.7%
Abbey National ...............................         13,082            208,070
Allied Domecq PLC ............................         23,700            193,446
BTR PLC ......................................         62,875            212,296
Bat Industries ...............................         26,861            235,020
British Gas ..................................          8,000             35,165
Coats Viyella ................................        106,500            198,335
Commercial Union .............................         13,988            197,134
Cookson Group ................................         61,500            247,636
Energy Group .................................          7,844             79,949
Hanson .......................................         27,706            141,776
Harrison & Crosfield .........................         66,770            144,510
Hillsdown Holdings ...........................         63,129            177,937
Hyder ........................................         13,619            205,644
Lex Service ..................................         20,900            147,974
National Westminister ........................          4,300             61,827
Powergen .....................................         14,872            165,429
Redland ......................................         31,827            180,751
Safeway ......................................         32,256            210,111
Tate & Lyle ..................................         20,100            152,427
                                                                    ------------
                                                                       3,195,437
                                                                    ------------
HONG KONG - 0.4%
China Light & Power ..........................         30,000            157,925
Dickson Concept Industries ...................         31,000             66,759
HSBC Holdings ................................          2,316             52,422
Hang Lung Development Co. ....................         35,635             49,087
Hong Kong Telecomm ...........................         46,800             89,587
Manhattan Card Co. ...........................        252,490             56,824
New World Development Co. ....................         36,790            129,430
South China Morning Post .....................         79,486             68,881
Swire Pacific ................................         25,000            133,545
                                                                    ------------
                                                                         804,460
                                                                    ------------
IRELAND - 0.2%
Greencore Group ..............................         32,410            152,073
Jefferson Smurfit ............................         57,401            170,061
                                                                    ------------
                                                                         322,134
                                                                    ------------
ITALY - 0.1%
Danieli & Co. ................................          7,205             28,109
Eni Spa ......................................         34,000            191,187
                                                                    ------------
                                                                         219,296
                                                                    ------------
JAPAN - 0.9%
Koito Manufacturing Co. ......................         30,000            179,477
MOS Food Services ............................         10,000            133,776
NSK Ltd. .....................................         38,000            157,873
Nichicon Corp. ...............................         13,000            160,947
Nintendo Co. .................................          1,600            138,263
Nissan Motor Co. .............................         16,000             85,218
Promise Co. ..................................          3,520            205,906
SRL Inc. .....................................         10,000             72,705
Sekisui Chemical .............................         25,000            196,718
Sony Corp. ...................................          1,400            116,211
Sony Music Entertainment .....................            300             10,544
Suzuki Motor Corp. ...........................         18,000            191,442
Yodogawa Steel Works .........................         24,000            127,827
                                                                    ------------
                                                                       1,776,907
                                                                    ------------
MALAYSIA - 0.1%
Arab Malaysian Finance .......................         42,000             22,049
Bolton Properties ............................         56,000             23,351
Genting Berhad ...............................         29,200             82,340
Kedah Cement Holdings ........................         15,000              9,495
Malaysian International Shipping .............         19,000             31,918
                                                                    ------------
                                                                         169,153
                                                                    ------------
NETHERLANDS - 0.4%
ABN Amro Holdings NV .........................          8,642            174,042
Akzo Nobel NV ................................          1,280            225,541
Hollandsche Beton ............................          5,540            111,000
Ing Group NV .................................          3,119            130,929
Koninklijke PTT NV ...........................          4,390            167,776
                                                                    ------------
                                                                         809,288
                                                                    ------------
NEW ZEALAND - 0.0%
Fletcher Challenge ...........................         17,249             52,089
                                                                    ------------
NORWAY - 0.1%
Kvaerner ASA .................................          2,315            119,609
Nycomed Amersham .............................          5,448            102,208
                                                                    ------------
                                                                         221,817
                                                                    ------------
SPAIN - 0.2%
Banco Santander SA ...........................          5,610            157,151
Repsol SA ....................................          4,590            192,473
                                                                    ------------
                                                                         349,624
                                                                    ------------
SWEDEN - 0.1%
Electrolux AB ................................          2,565            212,326
Marieberg Tidnings ...........................          3,483             93,005
                                                                    ------------
                                                                         305,331
                                                                    ------------
SWITZERLAND - 0.5%
Forbo Holdings ...............................            504            197,965
Nestle SA ....................................            139            195,856
Schweizerische Rueckversicherungs-
  Gesellschaft ...............................            155            233,455
Schweizerische Industrie-Gesellschaft
  Holding AG .................................             63            169,620
Sulzer AG ....................................            190            138,947
                                                                    ------------
                                                                         935,843
                                                                    ------------
UNITED STATES - 0.1%
Jardine Matheson .............................         25,500            163,200
                                                                    ------------
TOTAL COMMON STOCKS ..........................                        12,519,076
                                                                    ------------

WARRANTS -- 0.0%
Bolton Properties* Exp. 9/15/01 ..............          1,500                211
                                                                    ------------

SHORT-TERM OBLIGATIONS -- 0.5%
Aubrey G. Lanston Repurchase Agreement
  5.68% due 11/03/97(+) ......................                         1,064,601
                                                                    ------------
TOTAL INTERNATIONAL EQUITY
  (Identified Cost $13,022,804) ..............                        13,583,888
                                                                    ------------

DOMESTIC FIXED INCOME--25.0%
FIXED INCOME -- 24.6%
CORPORATE BONDS - 2.7%
Aetna Services Inc.
  6.97% due 8/15/36 .........................         180,000            184,999
Atlantic City Electric Co.
  7.01% due 8/23/02 ..........................        430,000            443,923
Commonwealth Edison Electric Co.
  7.00% due 7/01/05 ..........................        578,000            592,439
Detroit Edison Co.
  6.69% due 3/03/03 ..........................        300,000            304,728
International Business Machines
  6.22% due 8/01/27 ..........................        540,000            544,860
Jackson National Life Insurance Co.
  8.15% due 3/15/27 ..........................        550,000            597,229
Liberty Mutual Insurance Co. .................
  8.20% due 5/04/07 ..........................        350,000            379,313
Lockheed Martin Corp. ........................
  7.20% due 5/01/36 ..........................        840,000            905,470
Mead Corp. ...................................
  6.84% due 3/01/37 ..........................        300,000            313,164
Pep Boys
  6.40% due 9/19/07 ..........................        400,000            403,948
Raytheon Co. .................................
  6.75% due 8/15/07 ..........................        500,000            508,825
                                                                    ------------
                                                                       5,178,898
                                                                    ------------
YANKEE BONDS - 0.4%
Embotelladora Andina SA
  7.00% due 10/01/07 .........................        500,000            509,565
Korea Development Bank
  7.125% due 9/17/01 .........................        300,000            296,484
                                                                    ------------
                                                                         806,049
                                                                    ------------
ASSET BACKED - 2.4%
Aesop Funding II LLC
  6.04% due 10/20/03 .........................      1,000,000          1,013,438
Green Tree Financial Corp. ...................
  7.29% due 3/15/28 ..........................        300,000            306,375
  7.65% due 4/15/27 ..........................        850,000            887,715

Money Store Residential Trust
  6.42% due 4/15/06 ..........................        864,183            865,804

Nissan Auto Receivables Grantor Trust
  6.15% due 2/17/03 ..........................      1,500,000          1,503,750
                                                                    ------------
                                                                       4,577,082
                                                                    ------------
MORTGAGE BACKED - 4.7%
Asset Securitization Corp.
  6.50% due 2/14/41 ..........................      1,000,000          1,006,560
Federal Home Loan Mortgage Corp.
  6.00% due 3/15/09 ..........................        323,683            308,609
  6.50% due 7/01/11 ..........................        110,314            110,416
  6.50% due 8/01/11 ...........................        91,097             91,183
  6.50% due 9/15/22 ..........................        708,711            700,740
  7.50% due 1/15/20 ..........................        269,805            273,515
Federal National Mortgage Association
  6.50% due 5/01/11 ..........................        116,819            116,928
  6.50% due 7/01/11 ..........................        193,718            193,890
  6.50% due 8/25/22 ..........................        450,000            439,875
  7.00% due 1/01/99 TBA** ....................        730,000            739,804
  7.00% due 6/01/03 ..........................        102,427            103,587
  7.00% due 7/01/03 ..........................        302,153            305,574
  7.35% due 8/17/21 ..........................        550,000            593,828
  8.00% due 5/01/26 ..........................         29,973             31,060
  8.00% due 6/01/26 ..........................        424,225            439,603
General Electric Capital
 Mortgage Services Inc.
  7.50% due 3/25/27 ..........................        198,748            204,524
GMAC Commercial Mortgage Securities Corp.
  6.83% due 12/15/03 .........................        695,308            708,996
  7.22% due 2/15/06 ..........................        100,000            105,016
Government National Mortgage Association
  7.25% due 10/16/22 .........................        275,931            280,070
Independent National Mortgage Corp. 94-QA5
  7.50% due 9/25/14 ..........................        615,000            619,994
Norwest Asset Securities Corp.
  7.50% due 3/15/27 ..........................        397,749            413,037
Residential Asset Securitization Trust
  7.75% due 4/25/27 ..........................        500,000            527,188
Structured Asset Securities Corp.
  6.79% due 10/15/34 .........................        835,000            855,092
                                                                    ------------
                                                                       9,169,089
                                                                    ------------
U. S. TREASURY OBLIGATIONS - 14.4%
United States Treasury Bonds
  6.875% due 8/15/25 .........................        250,000            271,915
  6.875% due 2/15/27 .........................        300,000            318,093
                                                                    ------------
                                                                         590,008
                                                                    ------------
United States Treasury Notes
  6.00% due 5/31/98 ..........................      5,380,000          5,392,589
  6.375% due 5/15/99 .........................      3,700,000          3,739,886
  5.875% due 11/15/99 ........................        969,000            973,089
  6.50% due 5/31/01 ..........................      5,895,000          6,036,834
  6.25% due 1/31/02 ..........................      1,184,000          1,205,087
  6.50% due 5/31/02 ..........................      1,404,000          1,444,140
  6.25% due 6/30/02 ..........................      6,798,000          6,927,570
  6.875% due 5/15/06 .........................      1,550,000          1,649,061
                                                                    ------------
                                                                      27,368,256
                                                                    ------------
TOTAL FIXED INCOME ...........................                        47,689,382
                                                                    ------------

SHORT-TERM OBLIGATIONS -- 0.4%
Aubrey G. Lanston Repurchase Agreement
  5.68% due 11/03/97(+) ......................                          $820,996
                                                                    ------------
United States Treasury Bills
  4.93% due 12/11/97 .........................         15,000             14,918
  5.18% due 12/11/97 .........................         35,000             34,798
                                                                    ------------
                                                                          49,716
                                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS .................                           870,712
                                                                    ------------
TOTAL DOMESTIC FIXED INCOME
  (Identified Cost $47,754,006) ..............                        48,560,094
                                                                    ------------

INTERNATIONAL BOND--34.1%
FIXED INCOME--20.8%                         CURRENCY
ARGENTINA - 0.2%
Republic of Argentina Bocon
3.24% due 4/01/01 ............................ ARS       387,873         321,238
                                                                    ------------
AUSTRALIA - 2.7%
Australia Government Bond
  13.00% due 7/15/00 ......................... AUD     1,800,000       1,512,084
  9.50% due 8/15/03 .......................... AUD             7         592,239
Republic Government
  7.50% due 9/15/09 .......................... AUD     3,900,000       3,115,561
                                                                    ------------
                                                                       5,219,884
                                                                    ------------
AUSTRIA - 0.1%
Republic of Austria
  7.625% due 10/18/04 ........................ ATS     1,850,000         170,614
                                                                    ------------
BELGIUM - 0.0%
Kingdom of Belgium
  9.00% due 3/28/03 .......................... BF        200,000           6,606
  8.50% due 10/01/07 ......................... BF      1,900,000          64,405
                                                                    ------------
                                                                          71,011
                                                                    ------------
CANADA - 1.9%
Canadian Government
  8.00% due 11/01/98 ......................... CAD     1,290,000         947,910
  8.50% due 3/01/00 .......................... CAD     2,256,000       1,732,559
  9.00% due 12/01/04 ......................... CAD     1,110,000         955,694
                                                                    ------------
                                                                       3,636,163
                                                                    ------------
CROATIA - 0.1%
Republic of Croatia
  6.625% due 7/31/10 .........................         $ 260,000         218,400
                                                                    ------------
DENMARK - 0.3%
Kingdom of Denmark
  8.00% due 5/15/03 .......................... DKK     2,220,000    $    376,933
  8.00% due 3/15/06 .......................... DKK       950,000         163,126
                                                                    ------------
                                                                         540,059
                                                                    ------------
FINLAND - 0.4%
Republic of Finland
  7.25% due 4/18/06 .......................... FIM     3,000,000         632,133
  8.25% due 10/15/10 ......................... FIM     1,000,000         231,128
                                                                    ------------
                                                                         863,261
                                                                    ------------
FRANCE - 0.3%
Government of France
  7.75% due 10/25/05 ......................... FRF     2,370,000         471,720
  8.25% due 2/27/04 .......................... FRF       500,000         100,594
                                                                    ------------
                                                                         572,314
                                                                    ------------
GERMANY - 2.5%
Bundesrepublik
  6.50% due 7/04/27 .......................... DEM     4,493,000       2,699,762
Republic of Germany
  7.125% due 12/20/02 ........................ DEM     1,840,000       1,162,942
  7.375% due 1/03/05 ......................... DEM       250,000         161,562
  6.00% due 7/04/07 .......................... DEM       390,000         232,647
Treuhandanstalt
  6.875% due 6/11/03 ......................... DEM       790,000         494,907
                                                                    ------------
                                                                       4,751,820
                                                                    ------------
GREAT BRITAIN - 1.4%
U. K. Treasury
  8.00% due 12/07/00 ......................... GBP       100,000         173,280
  6.75% due 11/26/04 ......................... GBP        70,000         119,167
  8.50% due 12/07/05 ......................... GBP     1,325,000       2,482,140
                                                                    ------------
                                                                       2,774,587
                                                                    ------------
GREECE - 1.0%
Hellenic Republic
  11.10% due 6/17/03 ......................... GRD    10,200,000          37,262
Republic of Greece
  11.00% due 10/23/03 ........................ GRD    48,800,000         175,585
  8.80% due 6/19/07 .......................... GRD   555,000,000       1,803,337
                                                                    ------------
                                                                       2,016,184
                                                                    ------------
ITALY - 0.6%
Republic of Italy
  7.25% due 11/01/26 ......................... ITL 1,780,000,000       1,127,719
                                                                    ------------
JAPAN - 4.1%
Japan Government Bond
  6.40% due 3/20/00 .......................... JPY   477,000,000       4,502,071
  5.50% due 3/20/02 .......................... JPY   182,000,000       1,796,257
  4.50% due 6/20/03 .......................... JPY   142,000,000       1,380,828
  4.10% due 12/22/03 ......................... JPY    30,400,000         292,052
                                                                    ------------
                                                                       7,971,208
                                                                    ------------
NETHERLANDS - 0.0%
Dutch Government Bonds
  8.25% due 2/15/07 .......................... NLG       100,000          61,319
                                                                    ------------
NEW ZEALAND - 0.3%
New Zealand Government
  10.00% due 3/15/02 ......................... NED        60,000          41,883
  8.00% due 4/15/04 .......................... NED       890,000         592,974
                                                                    ------------
                                                                         634,857
                                                                    ------------
PHILIPPINES - 0.1%
Eurobank Reconstruction
  & Development
  9.00% due 4/22/98 .......................... PHP     5,000,000         131,171
International Bank
  Reconstruction
  10.25% due 4/11/02 ......................... PHP     3,000,000          76,587
                                                                    ------------
                                                                         207,758
                                                                    ------------
SPAIN - 0.4%
Government of Spain
  10.90% due 8/30/03 ......................... ESP    56,900,000         492,375
  10.00% due 2/28/05 ......................... ESP    35,000,000         299,871
                                                                    ------------
                                                                         792,246
                                                                    ------------
SWEDEN - 2.2%
Kingdom of Sweden
  10.25% due 5/05/00 ......................... SEK    16,100,000       2,380,661
  13.00% due 6/15/01 ......................... SEK     1,100,000         180,862
  9.00% due 4/20/09 .......................... SEK     5,600,000         899,661
  11.00% due 1/21/99 ......................... SEK     5,100,000         726,913
                                                                    ------------
                                                                       4,188,097
                                                                    ------------
UNITED STATES - 2.2%
United States Treasury Notes
  3.63% due 7/15/02 ..........................        $4,317,071       4,325,144
                                                                    ------------
TOTAL FIXED INCOME ...........................                        40,463,883
                                                                    ------------

SHORT-TERM OBLIGATIONS -- 13.3%
American Express Credit
  5.50% due 11/19/97 .........................        $1,300,000       1,296,425
Ameritech Corp.
  5.48% due 11/25/97 .........................        $1,000,000         996,347
Aubrey G. Lanston
  Repurchase Agreement
  5.68% due 11/03/97(+) ......................                         3,106,279
Bellsouth
  Telecommunications Inc.
  5.52% due 11/12/97 .........................        $1,300,000       1,297,807
Caisse D'Amortissement
  5.52% due 12/12/97 .........................        $1,000,000         993,713
Canada Discount Notes
  5.48% due 11/20/97 ......................... CAD     1,500,000       1,495,662
Canadian Treasury Bills
  4.11% due 4/02/98 .......................... CAD       800,000         558,777
Emerson Electric Co.
  5.47% due 11/20/97 .........................        $1,000,000         997,113
Finland Government
  Treasury Bills
  4.12% due 8/14/98 .......................... FIM     5,000,000         935,748
Ford Motor Co.
  5.49% due 1/08/98 ..........................        $1,300,000       1,286,194
General Motors Corp
  5.56% due 11/24/97 .........................        $1,100,000       1,096,093
IBM International Financing
  5.50% due 11/19/97 .........................        $1,000,000         997,250
KFW International
  Financing Inc.
  5.47% due 11/07/97 .........................        $1,000,000         999,088
  5.53% due 12/03/97 .........................        $  500,000         497,542
Letras Del Tesoro
  7,61% due 3/20/98 .......................... ARS        80,000          76,686
National Rural Utilities
  Coop. Financing
  5.58% due 1/20/98 ..........................       $   500,000         493,770
New Center Asset Trust
  5.56% due 1/21/98 ..........................       $ 1,500,000       1,481,070
Ontario Hydro
  5.50% due 12/05/97 .........................       $ 1,000,000         994,806
Poland Treasury Bills
  26.38% due 11/05/97 ........................ PLN     1,500,000         429,410
  19.74% due 11/19/97 ........................ PLN     1,180,000         193,109
  19.74% due 12/03/97 ........................ PLN       600,000         169,286
  19.74% due 1/21/98 ......................... PLN       300,000          81,853
  19.74% due 4/22/98 ......................... PLN       650,000         167,989
  19.74% due 5/13/98 ......................... PLN       320,000          81,690
  19.74% due 6/26/98 ......................... PLN       600,000         149,492
Poland Treasury Bond
  22.01% due 11/19/97 ........................ PLN       500,000         141,993
Proctor & Gamble Co.
  5.49% due 11/06/97 .........................        $1,000,000         999,238
Republic of Finland
  3.49% due 3/13/98 .......................... FIM     1,000,000         190,754
Kingdom of Sweden
  5.49% due 12/02/97 .........................        $1,000,000         995,273
United Parcel Service
  5.48% due 11/03/97 .........................        $1,500,000       1,499,543
United States Treasury Bills
  5.11% due 11/13/97 .........................        $   30,000          29,949
  5.16% due 11/13/97 .........................        $   10,000           9,983
  5.02% due 2/05/98 ..........................        $   10,000           9,867
Western Australian Treasury
  Bills
  5.49% due 11/20/97 .........................        $1,000,000         997,103
                                                                    ------------
Total Short-Term Obligations .................                        25,746,902
                                                                    ------------

 INTERNATIONAL BOND OPTIONS -- 0.0%
Purchased calls
AUD 570,000 Australian Government Bonds
  @ AUD 94.75 exp. date 2/09/98 ..............                            69,191
                                                                    ------------
Total International Bond
  (Identified Cost $66,196,764) ..............                      $ 66,279,976
                                                                    ------------
SHORT-TERM--19.2%
SHORT-TERM OBLIGATIONS -- 19.2%
Aubrey G. Lanston
  Repurchase Agreement
  5.68% due 11/03/97(+) ......................                        12,056,648
Bankers Trust
  5.97% due 10/27/98 .........................        $3,000,000       3,000,565
Barton Capital Corp.
  5.54% due 11/07/97 .........................         2,500,000       2,497,692
Bear Stearns Companies Inc.
  5.53% due 12/22/97 .........................         2,500,000       2,480,415
Canadian Imperial Bank
  5.63% due 12/30/97 .........................         2,500,000       2,500,000
Dai Ichi Kangyo Bank
  5.69% due 11/26/97 .........................         1,500,000       1,500,033
Deutsche Bank
  5.76% due 2/03/98 ..........................         1,000,000       1,000,117
  5.85% due 10/20/98 .........................         2,500,000       2,498,843
Harris Trust and Savings Bank
  5.54% due 11/17/97 .........................         1,000,000         999,997
Korea Development Bank
  5.90% due 11/18/97 .........................         1,950,000       1,944,567
National Westminister Bank PLC
  5.935% due 6/26/98 .........................        $1,500,000    $  1,500,673
Societe Generale
  5.97% due 9/15/98 ..........................         2,000,000       2,001,135
Sumitomo Bank
  5.66% due 12/18/97 .........................         2,000,000       2,000,000
United States Treasury Bills
  5.31% due 9/17/98 ..........................         1,500,000       1,432,557
                                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified Cost $37,409,884) ..............                        37,413,242
                                                                    ------------
TOTAL INVESTMENTS
  (Identified Cost $214,412,224) .............             114.9%   223,081,404
OTHER ASSETS,
  LESS LIABILITIES ...........................             (14.9)   (28,938,075)
                                                           -----   ------------
TOTAL NET ASSETS .............................             100.0%  $194,143,329
                                                           =====   ============

   * Non income producing
  ** TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 1997. Although the unit price for the trade has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date.
 (+) The Portfolio owns in aggregate Aubrey G. Lanston Repurchase Agreements
     5.68%, due 11/03/97 valued at $19,134,000, collateralized by $19,694,000
     United States Treasury Bills due at 1/02/98, portions of which are separately listed by each asset class.
(++) The Portfolio owns in aggregate 3,695 shares of Deere & Co. valued at $194,448, 3,930 shares of Chubb Corp. valued at $260,363, and 7,120 shares of Federal National Mortgage Association, valued at $344,875, portions of which are separately listed by each asset class..

    See notes to financial statements

--------------------------------------------------------------------------------
                             FOREIGN CURRENCY LEGEND
--------------------------------------------------------------------------------
                              SYMBOL         COUNTRY
--------------------------------------------------------------------------------
                              ARS            ARGENTINA
                              AUD            AUSTRALIA
                              ATS            AUSTRIA
                              BF             BELGIUM
                              CAD            CANADIAN
                              USD            CROATIA
                              DKK            DENMARK
                              FIM            FINLAND
                              FRF            FRANCE
                              DEM            GERMANY
                              GBP            GREAT BRITAIN
                              GRD            GREECE
                              JPY            JAPAN
                              NLG            NETHERLANDS
                              NED            NEW ZEALAND
                              PHP            PHILIPPINES
                              ESP            SPAIN
                              SEK            SWEDEN

ASSET ALLOCATION PORTFOLIO 200
--------------------------------------------------------------------------------
FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 1997 ARE AS FOLLOWS:

                                                                            AGGREGATE
                                          NUMBER OF                         FACE VALUE        EXPIRATION          UNREALIZED
       CONTRACTS                          CONTRACTS           CURRENCY     OF CONTRACTS          DATE             GAIN (LOSS)
       ---------                           ---------          --------     ------------          ----             -----------
Australian Government 3-Year Bond (Buy)         1                AUD           100,000         December 1997       $   869
U.S. Treasury 5-Year Note (Sell) ......        23                 $          2,300,000         December 1997         2,438
U.S. Treasury 10-Year Note (Buy) ......        12                 $          1,200,000         December 1997         6,937
U.S. Treasury 20-Year Bond (Buy) ......         6                 $            600,000         December 1997         6,750
                                                                                                                   -------
                                                                                                                   $16,994
                                                                                                                   =======

FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 1997 ARE AS FOLLOWS:
                                                                                                   UNREALIZED
                                                  MARKET        AGGREGATE       DELIVERY DATE     APPRECIATION
 CURRENCY                       COUNTRY            VALUE        FACE VALUE      OF CONTRACTS       (DEPRECIATION)
 --------                       -------            -----        ----------      ------------       --------------
Deutsche Mark (Sell) ........   Germany           $ 4,664,451    $ 4,566,080     November 1997      $ (98,371)
Deutsche Mark (Buy) .........   Germany             4,649,762      4,567,343     November 1997         82,419
Deutsche Mark (Buy) .........   Germany             5,137,317      4,989,653     December 1997        147,664
Deutsche Mark (Buy) .........   Germany               901,740        879,193     January 1998          22,547
Dollar (Buy) ................   Australia             310,705        325,749     January 1998         (15,044)
Dollar (Sell) ...............   Australia             968,047        970,388     January 1998           2,341
Dollar (Sell) ...............   Canada              1,929,018      1,976,669     December 1997         47,651
Dollar (Buy) ................   Canada              1,604,061      1,631,719     December 1997        (27,658)
Dollar (Buy) ................   Canada                275,554        288,231     March 1998           (12,677)
Dollar (Sell) ...............   Canada                275,555        283,448     March 1998             7,893
Dollar (Buy) ................   New Zealand            41,667         42,890     November 1997         (1,223)
Dollar (Sell) ...............   New Zealand           414,809        426,936     November 1997         12,127
Dollar (Sell) ...............   New Zealand           213,061        216,781     December 1997          3,720
Drachma (Buy) ...............   Greece                 13,203         12,803     November 1997            400
Drachma (Buy) ...............   Greece                495,912        473,103     January 1998          22,809
ECU (Sell) ..................   Europe                492,076        475,227     November 1997        (16,849)
ECU (Sell) ..................   Europe                259,001        251,909     January 1998          (7,092)
Franc (Buy) .................   Belgium               461,196        439,473     December 1997         21,723
Franc (Buy) .................   Belgium               413,986        401,536     January 1998          12,450
Franc (Sell) ................   France                 34,171         31,551     November 1997         (2,620)
Franc (Buy) .................   France              2,191,180      2,128,025     November 1997         63,155
Franc (Sell) ................   France                 11,823         11,553     December 1997           (270)
Franc (Buy) .................   France                 26,427         25,719     December 1997            708
Franc (Sell) ................   Switzerland         5,143,535      4,969,522     November 1997       (174,013)
Franc (Buy) .................   Switzerland         2,936,828      2,821,042     November 1997        115,786
Franc (Sell) ................   Switzerland         1,319,862      1,273,356     December 1998        (46,506)
Franc (Sell) ................   Switzerland         1,751,038      1,692,628     January 1998         (58,410)
Guilder (Buy) ...............   Netherlands           998,762        941,949     November 1997         56,813
Guilder (Buy) ...............   Netherlands           346,072        339,584     December 1997          6,488
Koruna (Buy) ................   Czechoslovakia        234,070        230,781     November 1997          3,289
Koruna (Sell) ...............   Czechoslovakia        175,701        176,210     January 1998             509
Krone (Buy) .................   Norway                934,255        927,100     November 1997          7,155
Krone (Buy) .................   Denmark                67,191         66,071     November 1997          1,120
Krona (Buy) .................   Sweden              1,313,556      1,281,799     November 1997         31,757
Krona (Sell) ................   Sweden                549,106        539,151     January 1998          (9,955)
Lira (Buy) ..................   Italy               2,422,083      2,391,277     January 1998          30,806
Markka (Sell) ...............   Finland               227,216        213,171     November 1997        (14,045)
Markka (Sell) ...............   Finland               218,961        214,666     December 1997         (4,295)
Markka (Buy) ................   Finland               244,362        241,187     January 1998           3,175
Markka (Sell) ...............   Finland             $ 667,055      $ 653,620     January 1998       $ (13,435)
Peseta (Buy) ................   Spain                 203,713        188,379     November 1997         15,334
Peseta (Buy) ................   Spain               1,137,552      1,113,245     December 1997         24,307
Peso (Buy) ..................   Chile                 170,640        172,745     November 1997         (2,105)
Peso (Buy) ..................   Mexico                178,892        190,852     November 1997        (11,960)
Peso (Buy) ..................   Mexico                 69,171         68,396     December 1997            775
Pound (Sell) ................   Great Britain         251,420        238,006     November 1997        (13,414)
Pound (Buy) .................   Great Britain         217,995        209,192     November 1997          8,803
Pound (Buy) .................   Great Britain       1,204,594      1,160,640     January 1998          43,954
Pound (Sell) ................   Great Britain          33,461         32,110     January 1998          (1,351)
Pound (Buy) .................   Ireland             1,097,495      1,070,180     November 1997         27,315
Pound (Buy) .................   Ireland               151,795        147,965     December 1997          3,830
Rand (Buy) ..................   South Africa          158,998        162,946     November 1997         (3,948)
Ringgit (Sell) ..............   Malaysia              280,686        314,749     December 1997         34,063
Rupiah (Buy) ................   Indonesia              44,069         49,287     November 1997         (5,218)
Rupiah (Sell) ...............   Indonesia              44,069         43,802     November 1997           (267)
Rupiah (Buy) ................   Indonesia             212,671        254,914     December 1997        (42,243)
Rupiah (Buy) ................   Indonesia              42,798         42,753     January 1998              45
Schilling (Buy) .............   Austria               196,177        188,154     December 1997          8,023
Yen (Buy) ...................   Japan               5,429,764      5,755,438     November 1997       (325,674)
Yen (Buy) ...................   Japan                 130,414        130,544     December 1997            130
Yen (Sell) ..................   Japan               3,051,356      3,110,618     December 1997        (59,262)
                                                                                                    ---------
                                                                                                    $ (96,821)
                                                                                                    =========

ASSET ALLOCATION PORTFOLIO 300
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

Issuer                                                  Shares        Value
--------------------------------------------------------------------------------

LARGE CAP GROWTH--9.6%
CAPITAL GOODS/PRODUCER MANUFACTURER - 1.0%
Applied Materials* ............................          7,100    $     236,963
Deere & Co.(++) ...............................          6,395          336,537
General Electric Co. ..........................         30,830        1,990,462
Illinois Tool Works ...........................         12,510          615,336
Xerox Corp. ...................................          8,610          682,881
                                                                  -------------
                                                                      3,862,179
                                                                  -------------
COMMERCIAL SERVICES - 0.2%
Interpublic Group Companies Inc. ..............         12,542          595,745
                                                                  -------------
CONSUMER DURABLES - 0.2%
Leggett & Platt Inc. ..........................         15,430          644,203
                                                                  -------------
CONSUMER NON-DURABLES - 1.0%
Clorox Co. ....................................          6,145          430,150
Coca Cola Co. .................................         11,435          646,078
Colgate Palmolive Co. .........................          8,435          546,166
Gillette Co. ..................................          8,670          772,172
Mattel Inc. ...................................         11,800          458,725
Procter & Gamble Co. ..........................         10,640          723,520
                                                                  -------------
                                                                      3,576,811
                                                                  -------------
CONSUMER SERVICES - 0.7%
Carnival Corp. ................................         19,840          962,240
Clear Channel Communications* .................          8,300          547,800
Cracker Barrel Old Country Store ..............         14,345          423,178
Gannett Inc. ..................................          8,420          442,576
                                                                  -------------
                                                                      2,375,794
                                                                  -------------
ENERGY - 0.1%
Schlumberger Ltd. .............................          5,450          476,875
                                                                  -------------
FINANCE - 1.2%
American International Group Inc. .............          5,697          581,450
Chubb Corp.(++) ...............................          7,485          495,881
Federal National Mortgage Association(++) .....         15,865          768,461
Norwest Corp. .................................         12,660          405,911
State Street Corp. ............................          8,875          494,781
Travelers Group Inc. ..........................         11,135          779,450
U.S. Bancorp ..................................          3,575          363,533
Zions Bancorp .................................         11,475          446,091
                                                                  -------------
                                                                      4,335,558
                                                                  -------------
HEALTHCARE - 2.0%
Abbott Labs ...................................          8,970          549,973
Cardinal Health Inc. ..........................          7,140          530,145
Health Management Association* ................         25,433          619,917
Johnson & Johnson .............................          9,650          553,669
Lilly, Eli & Co. ..............................         13,480          901,475
Lincare Holding Inc.* .........................         12,640          677,820
Merck & Co. ...................................         11,425        1,019,681
Pfizer Inc. ...................................         17,230        1,219,023
Schering Plough Corp. .........................         12,150          681,159
Warner Lambert Co. ............................          4,790          685,868
                                                                  -------------
                                                                      7,438,730
                                                                  -------------
RETAIL - 1.3%
Bed Bath & Beyond Inc.* 17,200 ................        546,100
Consolidated Stores* ..........................         14,617          582,853
Gap Inc. ......................................          8,825          469,380
Home Depot ....................................         17,440          970,100
Kohls Corp.* ..................................          8,645          580,296
Wal Mart Stores Inc. ..........................         27,300          958,913
Walgreen Co. ..................................         21,655          609,047
                                                                  -------------
                                                                      4,716,689
                                                                  -------------
TECHNOLOGY - 1.4%
Adaptec Inc.* .................................         10,900          527,968
AMP Inc. ......................................         11,910          535,950
Cisco Systems Inc.* ...........................          7,975          654,199
Computer Association International Inc. .......          8,350          622,597
Intel Corp. ...................................         15,080        1,161,160
Microsoft Corp.* ..............................         10,720        1,393,600
Parametric Technology Corp.* ..................          7,795          343,953
                                                                  -------------
                                                                      5,239,427
                                                                  -------------
TRANSPORTATION - 0.2%
Southwest Airlines Co. ........................         21,650          706,331
                                                                  -------------
TOTAL COMMON STOCKS ..........................................       33,968,342
                                                                  -------------
SHORTTERM OBLIGATIONS - 0.3%
Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................        1,155,942
                                                                  -------------
TOTAL LARGE CAP GROWTH
 (Identified Cost $31,525,299) ...............................       35,124,284
                                                                  -------------
LARGE CAP VALUE--9.4%
COMMON STOCKS - 9.2%
BASIC INDUSTRIES - 0.8%
Cabot Corp. ...................................          7,900          194,044
Dow Chemical Co. ..............................          3,900          353,925
E I du Pont de Nemours & Co. ..................          5,400          307,125
FMC Corp.* ....................................          4,500          363,656
Great Lakes Chemical Corp. 10,900 512,300
IMC Global Inc. ...............................          8,200          276,238
Inland Steel Industries Inc. ..................          9,200          180,550
National Steel Corp. ..........................          8,600          141,900
Reynolds Metal Co. ............................          1,100           67,031
Rohm & Haas Co. ...............................          4,400          366,575
Westvaco Corp. ................................          5,600          183,750
                                                                  -------------
                                                                      2,947,094
                                                                  -------------
CAPITAL GOODS - 0.9%
Arrow Electronics Inc.* .......................         10,100          286,588
Caterpillar Inc. ..............................          5,000          256,250
Cummins Engine Inc. ...........................         15,200          926,250
Deere & Co.(++) ...............................          4,000          210,500
Harnischfeger Industries Inc. .................         11,600          456,750
Kennametal Inc. ...............................          9,000          436,500
Parker Hannifin Corp. .........................          9,550          399,309
Tecumseh Products Co. .........................          6,800          352,750
                                                                  -------------
                                                                      3,324,897
                                                                  -------------
CONSUMER BASICS - 0.9%
Bergen Brunswig Corp. .........................          8,175          327,511
Columbia/HCA Healthcare Corp. .................         10,500          296,625
IBP Inc. ......................................         10,300          238,831
Mallinckrodt Inc. .............................          8,900          333,750
Maxicare Health Plans Inc.* ...................          8,000          112,000
Philip Morris Companies Inc. ..................         18,800          744,950
RJR Nabisco Holdings Corp. ....................         16,200          513,338
Tupperware Corp. ..............................          7,900          197,994
Universal Foods Corp. .........................          9,100          358,881
                                                                  -------------
                                                                      3,123,880
                                                                  -------------
CONSUMER DURABLE GOODS - 0.9%
Dana Corp. ....................................          7,500          351,094
Eaton Corp. ...................................          5,100          492,787
Ford Motor Co. ................................         26,000        1,135,875
General Motors Corp. ..........................          9,700          622,619
Goodyear Tire and Rubber ......................         12,600          789,075
                                                                  -------------
                                                                      3,391,450
                                                                  -------------
CONSUMER NON-DURABLES - 0.6%
Federated Department Stores Inc.* .............          9,600          422,400
Russell Corp. .................................          8,300          243,813
Sears Roebuck & Co. ...........................         10,700          448,062
Springs Industries Inc. .......................          6,400          296,800
Toys "R" Us Inc.* .............................         11,100          378,093
V F Corp. .....................................          5,900          527,313
                                                                  -------------
                                                                      2,316,481
                                                                  -------------
CONSUMER SERVICES - 0.3%
AMR Corp. * ...................................          3,600          419,175
Delta Airlines Inc. ...........................          5,700          574,275
                                                                  -------------
                                                                        993,450
                                                                  -------------

ENERGY - 0.9%
Amoco Corp. ...................................          4,600          421,763
Atlantic Richfield Co. ........................          5,400          444,487
British Petroleum PLC .........................          5,600          491,400
Mapco Inc. ....................................          9,700          320,100
Phillips Petroleum Co. ........................          9,100          440,213
Repsol ........................................          8,300          352,750
Ultra Mar Diamond Shamrock ....................          9,800          302,575
YPF Sociedad Anonima ..........................         12,700          406,400
                                                                  -------------
                                                                      3,179,688
                                                                  -------------
FINANCE - 2.1%
Allstate Corp. ................................          6,400          530,800
American General Corp. ........................          6,100          311,100
Bank of New York Inc. .........................          7,900          371,794
Capital One Financial Corp. ...................          3,000          136,875
Case Corp. ....................................         12,700          759,619
Chase Manhattan Corp. .........................          6,200          715,325
Chubb Corp.(++) ...............................          3,800          251,750
Cigna Corp. ...................................          1,700          263,925
Crestar Financial Corp. .......................          3,800          179,787
Everest Reinsurance Holdings ..................         10,300          387,538
Federal National Mortgage Association(++) .....          5,100          247,030
First Union Corp. .............................          6,800          333,624
Foundation Health Systems* ....................         15,670          450,513
Hartford Financial Services Group .............          5,100          413,100
Mellon Bank Corp. .............................          7,200          371,250
Old Republic International Corp. ..............          9,400          336,050
Reliastar Financial Corp. .....................         10,000          373,750
Republic NY Corp. .............................          3,100          328,019
Signet Banking Corp. ..........................          7,300          392,831
Tig Holdings Inc. .............................          7,100          240,513
Transatlantic Holdings Inc. ...................          4,400          304,425
                                                                  -------------
                                                                      7,699,618
                                                                  -------------
GENERAL BUSINESS - 0.1%
Olsten Corp. ..................................         19,900          303,475
Standard Register .............................          4,400          142,450
                                                                  -------------
                                                                        445,925
                                                                  -------------
MISCELLANEOUS - 0.3%
Aeroquip Vickers Inc. .........................         17,600          916,300
Dillards Inc. .................................          8,100          310,838
                                                                  -------------
                                                                      1,227,138
                                                                  -------------
SHELTER - 0.1%
Owens Corning .................................         10,000          342,500
                                                                  -------------
TECHNOLOGY - 0.8%
Beckman Industries Inc. .......................         11,000          433,125
International Business Machines ...............         10,400        1,019,850
Seagate Technology* ...........................         10,100          273,962
Stratus Computer Inc.* ........................          4,400          155,650
TRW Inc. ......................................          6,800          389,300
Tektronix Inc. ................................          6,400          378,400
Western Digital Corp.* ........................         11,500          344,281
                                                                  -------------
                                                                      2,994,568
                                                                  -------------
TRANSPORTATION - 0.2%
Burlington Northern Santa Fe 2,600 247,000
CSX Corp. .....................................          5,800          317,188
                                                                  -------------
                                                                        564,188
                                                                  -------------
UTILITIES - 0.3%
Cinergy Corp. .................................          4,400          145,200
DTE Energy Co. ................................          7,100          218,325
Duke Energy Co. ...............................          4,019          193,917
El Paso Natural Gas Co. .......................          4,900          293,694
Entergy Corp. .................................          7,200          175,950
GPU Inc. ......................................          6,100          220,743
                                                                  -------------
                                                                      1,247,829
                                                                  -------------
TOTAL COMMON STOCKS ..........................................       33,798,706
                                                                  -------------
SHORT-TERM OBLIGATIONS--0.2%
Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................          564,363
                                                                  -------------
TOTAL LARGE CAP VALUE
 (Identified Cost $30,567,684) ...............................       34,363,069
                                                                  -------------
SMALL CAP GROWTH--10.4%
COMMON STOCKS--10.1%
BASIC INDUSTRIES - 0.5%
Central Packing Corp. .........................         22,450        1,226,331
OM Group Inc. .................................         14,570          550,018
                                                                  -------------
                                                                      1,776,349
                                                                  -------------
CAPITAL GOODS - 0.3%
Hardinge Brothers Inc.* .......................         19,100          651,788
ITEQ Inc.* ....................................         29,530          369,125
                                                                  -------------
                                                                      1,020,913
                                                                  -------------
CONSUMER BASICS - 1.4%
General Cigar Holdings Inc.* ..................         22,680          656,303
Human Genome Sciences Inc.* ...................         17,300          709,300
Parexel International Corp.* ..................         24,560          887,230
Performance Food Group Co.* ...................         23,950          443,074
Renal Treatment Centers Inc.* .................         22,370          742,404
Suiza Foods Corp.* ............................         24,260        1,222,098
Wholesale Foods Market Inc.* ..................         13,100          514,175
                                                                  -------------
                                                                      5,174,584
                                                                  -------------
CONSUMER DURABLE GOODS - 0.3%
Miller Industries Inc.* .......................         33,560          339,795
Tower Automotive Inc.* ........................         13,600          569,500
                                                                  -------------
                                                                        909,295
                                                                  -------------
CONSUMER NON-DURABLES - 0.4%
Henry Schein Inc. .............................         24,120          792,945
Men's Wearhouse Inc.* .........................         21,050          815,688
                                                                  -------------
                                                                      1,608,633
                                                                  -------------
CONSUMER SERVICES - 0.2%
Premier Parks Inc.* ...........................         20,340          813,600
                                                                  -------------
ENERGY - 0.7%
Dawson Production Services Inc.* ..............         20,800          504,400
Forcenergy Inc.* ..............................         23,480          766,035
Key Energy Group Inc.* ........................         18,200          571,025
Lomak Petroleum Inc. ..........................         41,690          773,871
                                                                  -------------
                                                                      2,615,331
                                                                  -------------
FINANCE - 0.4%
Allied Group Inc. .............................         17,930          847,193
Metris Companies Inc.* ........................         17,520          740,220
                                                                  -------------
                                                                      1,587,413
                                                                  -------------
GENERAL BUSINESS - 2.3%
Abacus Direct Corp.* ..........................         32,780        1,204,665
Executive Risk Inc. ...........................         12,550          826,731
Heftel Broadcasting Corp.* ....................         16,740        1,113,210
Intelliquest Information Group* ...............         19,200          326,400
Lamar Advertising Co.* ........................         26,070          883,121
Metro Networks Inc.* ..........................         13,350          413,850
NFO Worldwide Inc.* ...........................         42,105          757,890
Profit Recovery Group International Inc.* .....         27,300          426,563
Registry Inc.* ................................         17,400          722,100
Snyder Communications Inc.* ...................         36,000        1,062,000
Whittman Hart Inc.* ...........................         29,870          866,230
                                                                  -------------
                                                                      8,602,760
                                                                  -------------
MISCELLANEOUS - 2.2%
AHL Services Inc. .............................          6,310          112,791
American Disposal Services Inc. ...............         10,300          363,075
Concentration Managed Care Inc.* ..............         25,130          819,866
Gray Communications Systems Inc. ..............         16,900          421,444
Probusiness Services Inc. .....................         21,500          430,000
QAD Inc. ......................................         27,660          390,698
Rental Service Corp.* .........................         42,630        1,140,353
Sirrom Capital Corp. ..........................         20,100        1,012,538
Suburban Lodges America Inc.* .................         38,050          941,738
Synthetic Industries Inc.* ....................         21,130          591,640
Viropharma Inc. ...............................         23,700          521,400
Wilmar Industries Inc.* .......................         22,790          598,236
Xionics Document Technologies* ................         51,100          779,274
                                                                  -------------
                                                                      8,123,053
                                                                  -------------
TECHNOLOGY - 1.1%
CDW Computer Centers Inc.* ....................         12,100          750,200
Claremont Technology Group Inc.* ..............         18,670          413,074
E Trade Group Inc.* ...........................         10,950          338,081
ETEC Systems Inc.* ............................          8,900          397,163
Harbinger Corp. ...............................         15,550          462,613
Imnet Systems Inc.* ...........................         21,040          383,980
Inacom Corp.* .................................         11,300          348,181
Sipex Corp.* ..................................         17,600          578,600
Speedfam International Inc. ...................          5,800          215,324
                                                                  -------------
                                                                      3,887,216
                                                                  -------------
TRANSPORTATION - 0.3%
Eagle U.S.A. Airfreight Inc.* .................         23,620          714,504
Hub Group Inc.* ...............................         10,900          332,450
                                                                  -------------
                                                                      1,046,954
                                                                  -------------
TOTAL COMMON STOCKS ..........................................       37,166,101
                                                                  -------------
SHORT TERM OBLIGATIONS--0.3%
Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................        1,199,353
                                                                  -------------
TOTAL SMALL CAP GROWTH
 (Identified Cost $32,523,938) ...............................       38,365,454
                                                                  -------------
SMALL CAP VALUE--11.5%
COMMON STOCKS - 11.2%
BASIC INDUSTRIES - 0.9%
Atchison Casting Corp.* .......................          6,500          133,656
Carpenter Technology Corp. ....................          4,400          212,850
Giant Cement Holding Inc.* ....................          1,800           43,650
Keystone Consolidated Industries Inc.* ........         75,900          986,700
LTV Corp. .....................................        101,500        1,237,031
Oil-Dri Corp. of America ......................         36,900          631,913
                                                                  -------------
                                                                      3,245,800
                                                                  -------------
CAPITAL GOODS - 1.9%
American Buildings Co.* .......................         18,500          518,000
Astec Industries Inc.* ........................          2,800           47,600
Astro-Med Inc. ................................          3,300           28,463
Commercial Intertech Corp. ....................         37,100          602,875
D.R. Horton Inc. ..............................         78,800        1,182,000
ESCO Electronics Corp.* .......................         66,000        1,134,375
Global Industrial Technologies Inc.* ..........         36,800          627,900
JLG Industries Inc. ...........................         85,800        1,088,588
Ultrak Inc.* ..................................         46,300          532,450
United Industrial Corp. .......................        100,200        1,045,838
                                                                  -------------
                                                                      6,808,089
                                                                  -------------
CONSUMER BASICS - 1.7%
Dimon Inc. ....................................         28,500          739,219
Ekco Group Inc.* ..............................        156,800        1,087,800
MMI Companies Inc. ............................         23,400          583,538
Matrix Pharmaceuticals* .......................         86,400          345,600
Nash Finch Co. ................................         10,300          207,288
Orthologic Corp.* .............................         83,000          425,375
RLI Corp. .....................................         12,400          514,600
Schultz Sav-O Stores Inc. .....................         33,000          519,750
Schweitzer-Mauduit International Inc. .........         15,000          631,875
Standard Commercial Corp.* ....................         54,800          914,475
Stanhome Inc. .................................          5,000          139,688
Thermo Trex Corp.* ............................         12,300          282,900
                                                                  -------------
                                                                      6,392,108
                                                                  -------------
CONSUMER DURABLE GOODS - 0.8%
Coachmen Industries Inc. ......................         42,000          834,750
Flexsteel Industries Inc. .....................         21,300          239,625
Haskel International Inc. .....................         27,300          337,838
Oshkosh Truck Corp. Class B ...................         37,900          625,350
Republic Automotive Parts Inc.* ...............         17,500          275,625
West Co. Inc. .................................         21,700          729,663
                                                                  -------------
                                                                      3,042,851
                                                                  -------------
CONSUMER NON-DURABLES - 0.5%
Brookstone Inc.* ..............................         26,300          318,065
Cato Corp. Class A ............................         25,700          220,056
Haverty Furniture Companies Inc. ..............         11,000          143,000
Little Switzerland Inc.* ......................         80,000          520,000
Syms Corp.* ...................................         45,000          607,500
                                                                  -------------
                                                                      1,808,621
                                                                  -------------
CONSUMER SERVICES - 0.3%
Aztar Corp.* ..................................         95,700          681,862
Cannondale Corp.* .............................         27,500          608,438
                                                                  -------------
                                                                      1,290,300
                                                                  -------------
ENERGY - 0.0%
Atwood Oceanics Inc.* .........................            550           60,913
                                                                  -------------
FINANCE - 1.8%
APS Holdings Corp. Class A* ...................         65,600          492,000
Allied Life Financial Corp. ...................         20,300          446,600
BankAtlantic Bancorp Inc. Class A .............         33,531          461,051
BankAtlantic Bancorp Inc. Class B .............         16,000          222,000
Downey Financial Corp. ........................         22,837          599,470
FBL Financial Group Inc. Class A ..............          9,200          364,550
Farm Family Holdings Inc.* ....................         19,100          592,100
Flagstar Bancorp Inc.* ........................         36,000          679,500
GA Financial Inc. .............................         18,800          366,600
Guaranty National Corp. .......................         12,200          435,387
Harleysville Group Inc. .......................          3,200           81,600
Homeside Inc.* ................................         26,000          697,124
Matrix Capital Corp.* .........................         25,400          387,350
Ocwen Asset Investment Corp. ..................         18,800          373,650
Penn America Group Inc. .......................          1,500           27,654
Presidential Life Corp. .......................          7,800          155,025
Professionals Insurance Company
 Management Group* ............................          1,400           46,900
                                                                  -------------
                                                                      6,428,561
                                                                  -------------
GENERAL BUSINESS - 0.3%
Devon Group Inc.* .............................          6,500          255,124
Ennis Business Forms Inc. .....................         68,900          723,450
                                                                  -------------
                                                                        978,574
                                                                  -------------
MISCELLANEOUS - 0.9%
Commonwealth Industries Inc. ..................         22,300          393,036
Flowserve Corp ................................         29,000          862,750
Kevco Inc.* ...................................         14,500          235,625
Manchester Equipment Inc.* ....................         33,800          139,425
Rush Enterprise Inc.* .........................          3,100           26,738
Seibels Bruce Group Inc.* .....................         50,100          382,013
Spacehab Inc.* ................................         42,600          433,988
Spectralink Corp.* ............................         25,700           93,163
Symons International Group Inc.* ..............         13,700          277,425
Wilshire Financial Services Group Inc.* .......         10,200          300,900
                                                                  -------------
                                                                      3,145,063
                                                                  -------------
SHELTER - 1.4%
Ameron International Corp. ....................          7,800          532,350
Beazer Homes USA Inc.* ........................         42,000          803,250
Belmont Homes Inc.* ...........................         55,400          409,441
Butler Manufacturing Co. ......................          8,600          291,325
Morgan Products Ltd.* .........................         95,400          632,026
Patrick Industries Inc. .......................         28,300          410,350
Ryland Group Inc. .............................         50,000          893,750
Southern Energy Homes Inc.* ...................         49,600          455,700
U.S. Home Corp.* ..............................         16,700          592,850
                                                                  -------------
                                                                      5,021,042
                                                                  -------------
TECHNOLOGY - 0.4%
Interlink Computer Sciences Inc.* .............         41,100          190,088
Komag Inc.* ...................................         46,000          796,375
Premenos Technology Corp.* ....................         14,300          182,325
Read-Rite Corp.* ..............................         25,400          504,825
                                                                  -------------
                                                                      1,673,613
                                                                  -------------
TRANSPORTATION - 0.3%
Fritz Companies Inc.* .........................         55,700          769,357
Kenan Transportation Co. ......................         17,700          407,100
                                                                  -------------
                                                                      1,176,457
                                                                  -------------
UTILITIES - 0.0%
NRG Generating Corp.* .........................          3,500           68,250
                                                                  -------------
TOTAL COMMON STOCKS ..........................................       41,140,242
                                                                  -------------
SHORT-TERM OBLIGATIONS - 0.3%
Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................          996,512
                                                                  -------------
TOTAL SMALL CAP VALUE
 (Identified Cost $34,890,162) ...............................       42,136,754
                                                                  -------------
INTERNATIONAL EQUITY--12.3%
COMMON STOCKS - 11.6%
AUSTRIA - 0.1%
Bohler Uddeholm ...............................          5,528          396,370
                                                                  -------------
AUSTRALIA - 0.3%
Australia & New Zealand
 Bank Group ...................................        100,072          698,127
Pioneer International Ltd. ....................        123,040          325,345
Quantas Airways ...............................        153,710          275,646
                                                                  -------------
                                                                      1,299,118
                                                                  -------------
CANADA - 0.5%
Bank of Nova Scotia ...........................         10,523          464,047
Canadian Imperial Bank of Commerce ............         14,730          430,607
Imasco Ltd. ...................................         18,350          583,304
Noranda Inc. ..................................         16,395          288,499
                                                                  -------------
                                                                      1,766,457
                                                                  -------------
DENMARK - 0.1%
BG Bank .......................................          8,170          525,578
                                                                  -------------
FINLAND - 0.4%
Metra AB ......................................         20,325          542,183
Rauma Oy ......................................         13,491          252,960
UPM Kymmene Oy ................................         25,375          564,570
                                                                  -------------
                                                                      1,359,713
                                                                  -------------
FRANCE - 1.0%
Elf Aquitaine .................................          3,000          371,343
France Telecom ................................          1,718           65,018
Lafarge Coppee ................................         10,355          646,980
Pernod Ricard .................................         13,905          644,356
Seita .........................................         22,015          702,251
Societe Generale ..............................          4,605          630,685
Usinor Sacilor ................................         30,700          508,274
                                                                  -------------
                                                                      3,568,907
                                                                  -------------
GERMANY - 0.4%
Buderus AG ....................................            375          181,866
Commerzbank AG ................................         20,000          678,733
Draegerwerk AG ................................         22,890          411,643
Dyckerhoff AG .................................          1,355          412,678
                                                                  -------------
                                                                      1,684,920
                                                                  -------------
GREAT BRITAIN - 2.9%
Abbey National ................................         44,360          705,549
Allied Domecq PLC .............................         83,100          678,284
BTR PLC .......................................        233,063          786,931
Bat Industries ................................         87,256          763,444
British Gas ...................................         34,500          151,652
Coats Viyella .................................        295,136          549,633
Commercial Union ..............................         52,125          734,603
Cookson Group .................................        176,100          709,085
Energy Group ..................................         30,625          312,140
Hanson ........................................         99,261          507,932
Harrison & Crosfield ..........................        217,508          470,752
Hillsdown Holdings ............................        190,283          536,336
Hyder .........................................         38,224          577,173
Lex Service ...................................         70,000          495,608
National Westminster ..........................         18,746          269,536
Powergen ......................................         52,502          584,005
Redland .......................................        114,443          649,943
Safeway .......................................        108,950          709,686
Tate & Lyle ...................................         67,100          508,848
                                                                  -------------
                                                                     10,701,140
                                                                  -------------
HONG KONG - 0.8%
China Light & Power ...........................         97,500          513,257
Dickson Concept Industries ....................        113,000          243,349
HSBC Holdings .................................         13,600          307,832
Hang Lung Development Co. .....................        143,000          196,980
Hong Kong Telecomm ............................        158,200          302,834
Manhattan Card Co. ............................        959,000          215,826
New World Development Co. .....................        130,000          457,350
South China Morning Post ......................        306,000          265,175
Swire Pacific .................................         75,500          403,305
                                                                  -------------
                                                                      2,905,908
                                                                  -------------
IRELAND - 0.3%
Greencore Group ...............................        112,370          527,259
Jefferson Smurfit .............................        212,400          629,274
                                                                  -------------
                                                                      1,156,533
                                                                  -------------
ITALY - 0.2%
Danieli & Co. .................................         32,000    $     124,844
Eni Spa .......................................        123,500          694,460
                                                                  -------------
                                                                        819,304
                                                                  -------------
JAPAN - 1.6%
Koito Manufacturing Co. .......................         64,000          382,883
MOS Food Services .............................         35,200          470,893
NSK Ltd. ......................................         81,000          336,518
Nichicon Corp. ................................         47,000          581,886
Nintendo Co. ..................................          5,800          501,205
Nissan Motor Co. ..............................         53,000          282,285
Promise Co. ...................................         13,420          785,017
SRL Inc. ......................................         37,000          269,007
Sekisui Chemical ..............................         88,500          696,381
Sony Corp. ....................................          4,900          406,739
Sony Music Entertainment ......................          1,100           38,662
Suzuki Motor Corp. ............................         61,000          648,774
Yodogawa Steel Works ..........................         83,000          442,069
                                                                  -------------
                                                                      5,842,319
                                                                  -------------
MALAYSIA - 0.2%
Arab Malaysian Finance ........................        180,000           94,495
Bolton Properties .............................        180,000           75,056
Genting Berhad ................................        104,400          294,393
Kedah Cement Holdings .........................         88,000           55,701
Malaysian International Shipping ..............         71,000          119,274
                                                                  -------------
                                                                        638,919
                                                                  -------------
NETHERLANDS - 0.8%
ABN Amro Holdings NV ..........................         32,315          650,794
Akzo Nobel NV .................................          4,409          776,883
Hollandsche Beton .............................         21,500          430,775
Ing Group NV ..................................         11,987          503,189
Koninklijke PTT NV ............................         12,521          478,526
                                                                  -------------
                                                                      2,840,167
                                                                  -------------
NEW ZEALAND - 0.1%
Fletcher Challenge ............................         92,050          277,977
                                                                  -------------
NORWAY - 0.2%
Kvaerner ASA ..................................          7,652          395,354
Nycomed Amersham ..............................         20,354          389,533
                                                                  -------------
                                                                        784,887
                                                                  -------------
SINGAPORE - 0.0%
Fraser & Neave ................................          9,000           45,143
                                                                  -------------
SPAIN - 0.3%
Banco Santander SA ............................         20,960          587,145
Repsol SA .....................................         13,400          561,903
                                                                  -------------
                                                                      1,149,048
                                                                  -------------

                                                       Shares/
                                                     Principal
Issuer                                                  Amount       Value
--------------------------------------------------------------------------------

SWEDEN - 0.3%
Electrolux AB .................................          7,950    $     658,086
Marieberg Tidnings ............................         12,500          333,783
                                                                  -------------
                                                                        991,869
                                                                  -------------
SWITZERLAND - 0.9%
Forbo Holdings ................................          1,545          606,856
Nestle SA .....................................            490          690,427
Schweizerische
Rueckversicherungs-Gesellschaft ...............            593          893,153
Schweizerische
 Industrie-Gesellschaft Holding AG ............            215          578,861
Sulzer AG .....................................            671          490,701
                                                                  -------------
                                                                      3,259,998
                                                                  -------------
UNITED STATES - 0.2%
Jardine Matheson ..............................         90,100          576,640
                                                                  -------------
TOTAL COMMON STOCKS ..........................................       42,590,915
                                                                  -------------

WARRANTS - 0.0%
Bolton Properties*
 Exp. 9/15/01 .................................          5,750              812
                                                                  -------------
SHORT-TERM OBLIGATIONS - 0.7%

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................        2,391,787
                                                                  -------------
TOTAL INTERNATIONAL EQUITY
 (Identified Cost $42,874,179) ...............................       44,983,514
                                                                  -------------

DOMESTIC FIXED INCOME--24.4%

FIXED INCOME - 24.3%

CORPORATE BONDS - 2.7%
Aetna Services Inc. ...........................
 6.97% due 8/15/36 ............................        330,000          339,164
Atlantic City Electric Co. ....................
 7.01% due 8/23/02 ............................        840,000          867,199
Commonwealth Edison Electric Co. ..............
 7.00% due 7/01/05 ............................      1,155,000        1,183,852
Detroit Edison Co. ............................
 6.69% due 3/03/03 ............................        600,000          609,456
International Business Machines
 6.22% due 8/01/27 ............................      1,080,000        1,089,720
Jackson National Life Insurance Co. ...........
 8.15% due 3/15/27 ............................      1,050,000        1,140,164
Liberty Mutual Insurance Co. ..................
 8.20% due 5/04/07 ............................        710,000          769,463
Lockheed Martin Corp. .........................
 7.20% due 5/01/36 ............................      1,620,000        1,746,263
Mead Corp. ....................................
 6.84% due 3/01/37 ............................        600,000          626,328
Pep Boys
 6.40% due 9/19/07 ............................        700,000          706,909
Raytheon Co. ..................................
 6.75% due 8/15/07 ............................        930,000          946,415
                                                                  -------------
                                                                     10,024,933
                                                                  -------------
YANKEE BONDS - 0.4%
Embotelladora Andina SA
 7.00% due 10/01/07 ...........................        950,000          968,174
Korea Development Bank
 7.125% due 9/17/01 ...........................        560,000          553,437
                                                                  -------------
                                                                      1,521,611
                                                                  -------------
ASSET BACKED - 2.4%
Aesop Funding II LLC
 6.40% due 10/20/03 ...........................      2,000,000        2,026,875
Green Tree Financial Corp. ....................
 7.29% due 3/15/28 ............................        600,000          612,750
 7.65% due 4/15/27 ............................      1,700,000        1,775,429
Money Store Residential Trust
 6.42% due 4/15/06 ............................      1,611,848        1,614,870
Nissan Auto Receivables Grantor Trust
 6.15% due 2/17/03 ............................      2,800,000        2,807,000
                                                                  -------------
                                                                      8,836,924
                                                                  -------------
MORTGAGE BACKED - 4.9%
Asset Securitization Corp.
 6.50% due 2/14/41 ............................      1,900,000        1,912,464
Federal Home Loan Mortgage Corp.
 6.00% due 3/15/09 ............................        647,367          617,219
 6.50% due 2/01/11 ............................         92,988           93,365
 6.50% due 4/01/11 ............................        254,615          255,648
 6.50% due 7/01/11 ............................        203,323          203,512
 6.50% due 9/15/22 ............................      1,428,852        1,412,777
 7.50% due 1/15/20 ............................        539,610          547,029
Federal National Mortgage Association
 6.50% due 5/01/11 ............................        268,353          268,602
 6.50% due 7/01/11 ............................        144,959          145,094
 6.50% due 8/25/22 ............................        900,000          879,750
 7.00% due 1/01/99 TBA** ......................      1,400,000        1,418,802
 7.00% due 6/01/03 ............................        175,239          177,223
 7.00% due 7/01/03 ............................        575,696          582,213
 7.35% due 8/17/21 ............................      1,100,690        1,188,401
 8.00% due 12/01/99 ...........................        216,655          224,508
 8.00% due 5/01/26 ............................        611,332          633,493
 8.00% due 6/01/26 ............................        112,064          116,127
General Electric Capital Mortgage Services Inc.
 7.50% due 3/25/27 ............................        496,870          511,311
GMAC Commercial Mortgage Securties Inc.
 6.83% due 12/15/03 ...........................      1,331,017        1,357,222
 7.22% due 2/15/06 ............................        300,000          315,047
Government National Mortgage Association
 7.25% due 10/16/22 ...........................        551,861          560,139
Independent National Mortgage Corp. 94-QA5
 7.50% due 9/25/14 ............................      1,140,000        1,149,257
Norwest Asset Securities Corp. ................
 7.50% due 3/25/27 ............................        696,060          722,815
Residential Asset Securitization Trust 97
 7.75% due 4/25/27 ............................        800,000          843,500
Structured Asset Securities Corp. .............
 6.79% due 10/15/34 1,570,000 .................      1,607,778
                                                                  -------------
                                                                     17,743,296
                                                                  -------------
U. S. TREASURY OBLIGATIONS - 13.9%
United States Treasury Bonds
 6.875% due 8/15/25 ...........................        570,000          619,966
 6.625% due 2/15/27 ...........................        600,000          636,186
United States Treasury Notes
 6.00% due 5/31/98 ............................     12,762,000       12,791,863
 6.375% due 5/15/99 ...........................      6,765,000        6,837,927
 5.875% due 11/15/99 ..........................      1,908,000        1,916,052
 6.50% due 5/31/01 ............................     12,245,000       12,539,615
 6.25% due 1/31/02 ............................      2,946,000        2,998,468
 6.50% due 5/31/02 ............................      2,655,000        2,730,906
 6.25% due 6/30/02 ............................      8,105,000        8,259,481
 6.875% due 5/15/06 ...........................      1,620,000        1,723,533
                                                                  -------------
                                                                     51,053,997
                                                                  -------------
TOTAL FIXED INCOME ...........................................       89,180,761
                                                                  -------------

SHORT-TERM OBLIGATIONS - 0.1%

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) ........................        199,046
United States Treasury Bills
 4.93% due 12/11/97 ...........................         10,000            9,945
 5.18% due 12/11/97 ...........................         65,000           64,626
                                                                  -------------
Total Short-Term Obligations .................................          273,617
                                                                  -------------
TOTAL DOMESTIC FIXED INCOME
 (Identified Cost $87,940,699) ...............................       89,454,378
                                                                  -------------

                                                   Principal
Issuer                                   Currency     Amount        Value
--------------------------------------------------------------------------------

INTERNATIONAL BOND--33.6%

FIXED INCOME - 20.0%

ARGENTINA - 0.2%
Republic of Argentina Bocon
 3.24% due 4/01/01 ....................... ARS         775,746    $     642,476
                                                                  -------------
AUSTRALIA - 1.6%
Australia Government Bonds
 9.50% due 8/15/03 ....................... AUD       1,020,000          885,750
 10.00% due 2/15/06 ...................... AUD         100,000           88,953
 7.50% due 9/15/09 ....................... AUD       5,920,000        4,519,650
                                                                  -------------
                                                                      5,494,353
                                                                  -------------
AUSTRIA - 0.1%
Republic of Austria
 7.625% due 10/18/04 ..................... ATS       3,670,000          338,462
                                                                  -------------
BELGIUM - 0.1%
Kingdom of Belgium
 9.00% due 3/28/03 ....................... BF          300,000            9,909
 8.50% due 10/01/07 ...................... BF        3,800,000          128,811
                                                                  -------------
                                                                        138,720
                                                                  -------------
CANADA - 1.9%
Canadian Government
 8.00% due 11/01/98 ...................... CAD       2,395,000        1,759,879
 8.50% due 3/01/00 ....................... CAD       4,245,000        3,260,067
 9.00% due 12/01/04 ...................... CAD       2,110,000        1,816,680
 8.00% due 6/01/27 ....................... CAD         200,000          179,484
                                                                  -------------
                                                                      7,016,110
                                                                  -------------
CROATIA - 0.1%
Republic of Croatia
 6.63% due 7/31/10 .......................             520,000          436,800
                                                                  -------------
DENMARK - 0.3%
Kingdom of Denmark
 8.00% due 5/15/03 ....................... DKK       3,950,000          670,668
 8.00% due 3/15/06 ....................... DKK       2,110,000          362,312
                                                                  -------------
                                                                      1,032,980
                                                                  -------------
FINLAND - 0.4%
Republic of Finland
 7.25% due 4/18/06 ....................... FIM       4,000,000          842,844
 8.25% due 10/15/10 ...................... FIM       2,000,000          462,255
                                                                  -------------
                                                                      1,305,099
                                                                  -------------
FRANCE - 0.3%
Government of France
 8.25% due 2/27/04 ....................... FRF         900,000          181,069
 7.75% due 10/25/05 ...................... FRF       4,300,000          855,863
                                                                  -------------
                                                                      1,036,932
                                                                  -------------
GERMANY - 2.6%
Bundesrepublik
 6.50% due 7/04/27 ....................... DEM       9,364,000        5,626,657
Republic of Germany
 7.125% due 12/20/02 ..................... DEM       3,280,000        2,073,071
 7.375% due 1/03/05 ...................... DEM         520,000          336,048
 6.00% due 7/04/07 ....................... DEM         600,000          357,919
Treuhandanstalt
 6.875% due 6/11/03 ...................... DEM       1,980,000        1,240,400
                                                                  -------------
                                                                      9,634,095
                                                                  -------------
GREAT BRITAIN - 1.6%
U. K. Treasury
 8.00% due 12/07/00 ...................... GBP         300,000          519,841
 6.75% due 11/26/04 ...................... GBP          30,000           51,072
 8.50% due 12/07/05 ...................... GBP       2,750,000        5,151,611
                                                                  -------------
                                                                      5,722,524
                                                                  -------------
GREECE - 1.0%
Hellenic Republic
 11.10% due 6/17/03 ...................... GRD      21,000,000           76,716
Republic of Greece
 11.00% due 10/23/03 ..................... GRD      94,600,000          340,375
 8.80% due 6/19/07 ....................... GRD   1,037,200,000        3,370,129
                                                                  -------------
                                                                      3,787,220
                                                                  -------------
ITALY - 0.6%
Republic of Italy
 7.25% due 11/01/26 ...................... ITL   3,370,000,000        2,135,063
                                                                  -------------
JAPAN - 4.3%
Japan Government Bond
 6.40% due 3/20/00 ....................... JPY     962,000,000        9,079,649
 5.50% due 3/20/02 ....................... JPY     328,000,000        3,237,211
 4.50% due 6/20/03 ....................... JPY     242,000,000        2,353,241
 4.10% due 12/22/03 ...................... JPY     106,800,000        1,026,025
                                                                  -------------
                                                                     15,696,126
                                                                  -------------
NETHERLANDS - 0.0%
Dutch Government Bond
 8.25% due 2/15/07 ....................... NLG         200,000          122,637
                                                                  -------------
NEW ZEALAND - 0.4%
New Zealand Government
 10.00% due 3/15/02 ...................... NED         340,000          237,336
 8.00% due 4/15/04 ....................... NED       1,580,000        1,052,696
                                                                  -------------
                                                                      1,290,032
                                                                  -------------
PHILIPPINES - 0.1%
Eurobank Reconstruction
 & Development
 9.00% due 4/22/98 ....................... PHP      10,000,000          262,341
International Bank
 Reconstruction
 10.25% due 4/11/02 ...................... PHP       6,000,000          153,174
                                                                  -------------
                                                                        415,515
                                                                  -------------
SPAIN - 0.4%
Government of Spain
 10.90% due 8/30/03 ...................... ESP     114,700,000          992,537
 10.00% due 2/28/05 ...................... ESP      56,100,000          480,651
                                                                  -------------
                                                                      1,473,188
                                                                  -------------
SWEDEN - 1.7%
Kingdom of Sweden

 11.00% due 1/21/99 ...................... SEK      10,000,000        1,425,319
 10.25% due 5/05/00 ...................... SEK      30,400,000        4,495,161
 13.00% due 6/15/01 ...................... SEK       2,300,000          378,166
 8.00% due 8/15/07 ....................... SEK         300,000           44,713
 9.00% due 4/20/09 ....................... SEK       6,900,000        1,108,510
                                                                  -------------
                                                                      7,451,869
                                                                  -------------
UNITED STATES - 2.3%
United States Treasury Notes
 3.625% due 7/15/02 $8,132,157 ...........                            8,147,364
                                                                  -------------
TOTAL FIXED INCOME ...........................................       73,317,565
                                                                  -------------
SHORT-TERM OBLIGATIONS - 13.5%

Abbott Laboratories
 5.49% due 11/25/97 ...........................     $1,600,000        1,594,144
American Express Co. ..........................
 5.50% due 11/19/97 ...........................     $1,200,000        1,196,700
American Telephone &
 Telegram Co. .................................
 5.48% due 11/14/97 ...........................     $2,000,000        1,996,042
Argentina Treasury Bills
 due 1/16/98 ............................. ARS         500,000          488,295
Aubrey G. Lanston
 Repurchase Agreement
 5.68% due 11/03/97(+) ........................                       2,945,825
Caisse D' Amortissement
 5.52% due 12/12/97 ...........................     $2,500,000        2,484,283
Canada Government
 5.48% due 11/20/97 ...................... CAD       2,400,000        2,393,059
Canadian Treasury Bills
 4.20% due 4/02/98 ....................... CAD       1,560,000        1,089,615
Canadian Wheat Board
 5.48% due 12/15/97 ...................... CAD       1,200,000        1,191,963
 5.51% due 12/12/97 ...................... CAD       2,000,000        1,987,449
Electricite de France
 5.47% due 11/05/97 ...........................     $  800,000          799,514
 5.47% due 12/09/97 ...........................     $1,400,000        1,391,917
Emerson Electric Co. ..........................
 5.47% due 11/20/97 ...........................     $2,500,000        2,492,782
Finland Government
 Treasury Bills
 4.12% due 8/14/98 ....................... FIM       4,000,000          748,598
 4.12% due 8/14/98 ....................... FIM       5,000,000          935,747
Ford Motor Credit Co.
 5.60% due 1/12/98 ............................     $3,000,000        2,966,310
General Electric Credit
 Capital Corp.
 5.60% due 1/20/98 ............................     $2,500,000        2,468,850
General Motors Corp.
 5.54% due 11/3/97 ............................     $1,400,000        1,399,568
IBM International Financing
 5.49% due 11/12/97 ...........................     $3,000,000        2,994,968
KFW International
 Financing Inc.
 5.51% due 11/06/97 ...........................     $1,600,000        1,598,776
 5.50% due 11/19/97 ...........................     $1,200,000        1,196,700
Kingdom of Sweden
 5.51% due 12/02/97 ...........................     $2,000,000        1,990,511
Letras Del Tesoro
 7.61% due 3/20/98 ....................... ARS         160,000          153,373
National Rural Utilities
 Coop. Financing
 5.50% due 12/18/97 ...........................     $1,500,000        1,489,229
 5.51% due 12/10/97 ...........................     $1,100,000        1,093,434
Poland Treasury Bills
 19.74% due 11/19/97 ..................... PLN       1,350,000          383,378
 19.74% due 12/03/97 ..................... PLN       1,140,000          321,644
 19.74% due 11/05/97 ..................... PLN       2,900,000          830,193
 19.74% due 1/21/98 ...................... PLN         290,000           79,125
 19.74% due 4/22/98 ...................... PLN       1,270,000          328,225
 19.74% due 5/13/98 ...................... PLN         720,000          183,803
 19.74% due 6/26/98 ...................... PLN       1,300,000          321,917
Poland Treasury Bond
 22.01% due 11/19/97 ..................... PLN       1,010,000          286,826
Procter & Gamble
 5.49% due 11/06/97 ...........................     $1,000,000          999,238
 5.47% due 12/08/97 ...........................     $1,700,000        1,690,443
Republic of Finland
 3.49% due 3/13/98 ....................... FIM       3,000,000          572,261
United Parcel Service
 5.50% due 12/03/97 ...........................     $1,000,000          995,111
United States Treasury Bills
 5.11% due 11/13/97 ...........................     $   45,000           44,923
 5.16% due 11/13/97 ...........................     $   20,000           19,966
 5.02% due 2/05/98 ............................     $   35,000           34,535
Western Australian Treasury Bills
 5.49% due 11/20/97 ...........................     $1,000,000          997,104
                                                                  -------------
TOTAL SHORT-TERM OBLIGATIONS .................................       49,176,344
                                                                  -------------
INTERNATIONAL BOND OPTIONS - 0.1%

Purchased calls
AUD 2,000,000 Australian Government Bonds
 @ AUD 94.75 exp. date 2/09/98 ...............................          242,776
AUD 3,670,000 Australian Government Bonds
 @ AUD 106.96 exp. date 2/09/98 ..............................          267,255
                                                                  -------------
TOTAL INTERNATIONAL BOND OPTIONS .............................          510,031
                                                                  -------------
TOTAL INTERNATIONAL BOND
 (Identified Cost $122,614,611) ..............................      123,003,940
                                                                  -------------

SHORT-TERM--3.6%

SHORT-TERM OBLIGATIONS - 3.6%

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................        4,482,172
Bankers Trust
 5.97% due 10/27/98 ...........................     $1,000,000        1,000,189
Barton Capital Corp. ..........................
 5.54% due 11/07/97 ...........................      1,000,000          999,077
Bear Stearns Companies Inc. ...................
 5.53% due 12/22/97 ...........................        500,000          496,083
Canadian Imperial Bank of Commerce
 5.63% due 12/30/97 ...........................      1,000,000        1,000,000
Dai Ichi Kangyo Bank
 5.69% due 11/26/97 ...........................      1,000,000        1,000,022
Deutsche Bank
 5.76% due 2/03/98 ............................        500,000          500,058
 5.85% due 10/20/98 ...........................        500,000          499,769
Harris Trust & Savings Bank
 5.54% due 11/17/97 ...........................      1,000,000          999,997
National Westminster Bank PLC
 5.935% due 6/26/98 ...........................      1,000,000        1,000,448
Societe Generale
 5.97% due 9/15/98 ............................        500,000          500,284
United States Treasury Bill
 5.31% due 9/17/98 ............................        955,038
                                                                  -------------
TOTAL SHORT-TERM
 (Identified Cost $13,430,899) ...............................       13,433,137
                                                                  -------------

TOTAL INVESTMENTS
 (Identified Cost $396,367,471) ...............         114.8%      420,864,530
OTHER ASSETS, LESS LIABILITIES ................         (14.8)      (54,084,950)
                                                        -----     -------------
TOTAL NET ASSETS ..............................         100.0%    $ 366,779,580
                                                        =====     =============

   * Non income producing

  ** TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 1997. Although the unit price for the trade has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date.

 (+) The Portfolio owns in aggregate Aubrey Langston Repurchase Agreements 5.68% due 11/03/97 valued at $13,935,000, collateralized by $14,343,000 United States Treasury Bills due 1/02/98, portions of which are listed separately by each Asset Class.

(++) The Portfolio owns in aggregate 10,395 shares of Deere & Co., valued at $547,039, 11,285 shares of Chubb Corp. valued at $747,631, and 20,965 shares of Federal National Mortgage Association valued at $1,015,491.

     See Asset Allocation Portfolio 200 Portfolio of Investments for Foreign Currency Legend.

     See notes to financial statements

ASSET ALLOCATION PORTFOLIO 300

Futures contracts which were open at October 31, 1997 are as follows:

                                                                                          Aggregate
                                                             Number of                    Face Value       Expiration    Unrealized
                       Contracts                             Contracts      Currency     of Contracts          Date      Gain (Loss)
                       ---------                             ---------      --------     ------------     -------------  -----------
Australian Government 3-Year Bond (Buy) ..................       3            AUD          300,000        December 1997   $ 2,608
U.S. Treasury 5-Year Note (Sell) .........................      16             $         1,600,000        December 1997     2,234
U.S. Treasury 10-Year Note (Sell) ........................       2             $           200,000        December 1997    (1,125)
French Government 10-Year Bond (Buy) .....................       5             FF          500,000        December 1997       168
                                                                                                                          -------
                                                                                                                          $ 3,885
                                                                                                                          =======

Forward currency contracts which were open at October 31, 1997 are as follows:

                                                                                                                        Unrealized
                                                                 Market          Aggregate          Delivery Date      Appreciation
             Currency                   Country                  Value           Face Value         of Contracts      (Depreciation)
             --------                   -------                  ------          ----------         -------------    --------------
Deutsche Mark (Sell) ...........        Germany               $ 7,792,352        $ 7,617,377        November 1997        $(174,975)
Deutsche Mark (Buy) ............        Germany                 9,322,024          9,147,097        November 1997          174,927
Deutsche Mark (Buy) ............        Germany                10,316,677         10,026,380        December 1997          290,297
Deutsche Mark (Buy) ............        Germany                   761,201            747,712        January 1998            13,489
Dollar (Buy) ...................        Australia                 651,705            683,261        January 1998           (31,556)
Dollar (Sell) ..................        Canada                  3,501,029          3,587,844        December 1997           86,815
Dollar (Buy) ...................        Canada                  3,067,989          3,120,839        December 1997          (52,850)
Dollar (Buy) ...................        Canada                    642,486            672,042        March 1998             (29,556)
Dollar (Sell) ..................        Canada                    682,465            702,591        March 1998              20,126
Dollar (Buy) ...................        New Zealand               240,676            247,738        November 1997           (7,062)
Dollar (Sell) ..................        New Zealand               772,403            794,986        November 1997           22,583
Dollar (Sell) ..................        New Zealand               509,364            518,189        December 1997            8,825
Drachma (Buy) ..................        Greece                     42,176             40,898        November 1997            1,278
Drachma (Buy) ..................        Greece                    879,990            839,516        January 1998            40,474
ECU (Sell) .....................        Europe                    869,715            839,937        November 1997)         (29,778
ECU (Sell) .....................        Europe                    530,609            516,120        January 1998           (14,489)
Franc (Buy) ....................        Belgium                   878,823            837,429        December 1997           41,394
Franc (Buy) ....................        Belgium                   876,602            850,463        January 1998            26,139
Franc (Sell) ...................        France                     62,490             57,533        November 1997           (4,957)
Franc (Buy) ....................        France                  4,204,847          4,076,954        November 1997          127,893
Franc (Buy) ....................        France                    317,652            309,750        December 1997            7,902
Franc (Sell) ...................        France                     19,646             19,201        December 1997             (445)
Franc (Sell) ...................        Switzerland             8,038,596          7,772,560        November 1997         (266,036)
Franc (Buy) ....................        Switzerland             4,472,934          4,296,587        November 1997          176,347
Franc (Sell) ...................        Switzerland             2,912,304          2,809,688        December 1997         (102,616)
Franc (Sell) ...................        Switzerland             3,368,281          3,255,943        January 1998          (112,338)
Guilder (Buy) ..................        Netherlands             1,962,978          1,852,601        November 1997          110,377
Guilder (Buy) ..................        Netherlands               729,334            715,661        December 1997           13,673
Koruna(Buy) ....................        Czechoslovakia            468,140            461,561        November 1997            6,579
Koruna(Sell) ...................        Czechoslovakia            349,049            350,059        January 1998             1,010
Krone (Sell) ...................        Denmark                    24,725             22,923        November 1997           (1,802)
Krone (Buy) ....................        Denmark                   212,265            208,949        November 1997            3,316
Krone (Buy) ....................        Norway                  1,731,170          1,717,911        November 1997           13,259
Krone (Buy) ....................        Sweden                  1,165,146          1,110,276        November 1997           54,870
Lira (Buy) .....................        Italy                   4,915,666          4,853,144        January 1998            62,522
Markka (Buy) ...................        Finland                   653,997            645,790        November 1997            8,207
Markka (Sell) ..................        Finland                   653,997            613,571        November 1997          (40,426)
Markka (Sell) ..................        Finland                   464,080            449,796        December 1997          (14,284)
Markka (Buy) ...................        Finland                   244,362            241,188        January 1998             3,174
Markka (Sell) ..................        Finland                 1,289,080          1,262,913        January 1998           (26,167)
Peseta (Buy) ...................        Spain                     404,443            373,999        November 1997           30,444
Peseta (Buy) ...................        Spain                   2,132,175          2,088,270        December 1997           43,905
Peso (Buy) .....................        Chile                     324,690            328,695        November 1997           (4,005)
Peso (Buy) .....................        Mexico                    310,079            330,810        November 1997          (20,731)
Peso (Buy) .....................        Mexico                    134,765            133,255        December 1997            1,510
Pound (Sell) ...................        Great Britain             316,968            300,534        November 1997          (16,434)
Pound (Buy) ....................        Great Britain             402,452            386,201        November 1997           16,251
Pound (Buy) ....................        Great Britain           2,561,434          2,467,972        January 1998            93,462
Pound (Sell) ...................        Great Britain              70,268             67,443        January 1998            (2,825)
Pound (Buy) ....................        Ireland                 2,134,854          2,081,720        November 1997           53,134
Pound (Buy) ....................        Ireland                   305,093            297,395        December 1997            7,698
Rand (Buy) .....................        South Africa              305,606            313,194        November 1997           (7,588)
Ringgit (Sell) .................        Malaysia                  543,456            609,409        December 1997           65,953
Rupiah (Buy) ...................        Indonesia                  95,898            107,254        November 1997          (11,356)
Rupiah (Sell) ..................        Indonesia                  95,898             95,317        November 1997             (581)
Rupiah (Buy) ...................        Indonesia                 401,834            481,651        December 1997          (79,817)
Rupiah (Buy) ...................        Indonesia                  93,134             93,036        January 1998                98
Schilling (Buy) ................        Austria                   418,362            401,252        December 1997           17,110
Yen (Buy) ......................        Japan                  10,788,588         11,429,130        November 1997         (640,542)
Yen (Sell) .....................        Japan                     614,870            615,579        November 1997              709
Yen (Buy) ......................        Japan                   6,127,795          6,246,806        December 1997         (119,011)
                                                                                                                        ----------
                                                                                                                        $ (166,477)
                                                                                                                        ==========

ASSET ALLOCATION PORTFOLIO 400
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

Issuer                                                  Shares       Value
--------------------------------------------------------------------------------

LARGE CAP GROWTH--8.1%
COMMON STOCKS--7.8%
CAPITAL GOODS/PRODUCER MANUFACTURER - 0.9%
Applied Materials* ............................          8,040    $     268,335
Deere & Co.(++) ...............................          7,040          370,480
General Electric Co. ..........................         34,250        2,211,266
Illinois Tool Works ...........................         13,825          680,017
Xerox Corp. ...................................          9,760          774,090
                                                                  -------------
                                                                      4,304,188
                                                                  -------------
COMMERCIAL SERVICES - 0.1%
Interpublic Group Companies Inc. ..............         13,845          657,638
                                                                  -------------
CONSUMER DURABLES - 0.2%
Leggett & Platt Inc. ..........................         17,410          726,867
                                                                  -------------
CONSUMER NON-DURABLES - 0.8%
Clorox Co. ....................................          6,950          486,500
Coca Cola Co. .................................         12,480          705,120
Colgate Palmolive Co. .........................          9,445          611,564
Gillette Co. ..................................          9,585          853,664
Mattel Inc. ...................................         13,200          513,150
Procter & Gamble Co. ..........................         12,050          819,400
                                                                  -------------
                                                                      3,989,398
                                                                  -------------
CONSUMER SERVICES - 0.5%
Carnival Corp. ................................         22,160        1,074,760
Clear Channel Communications* .................          9,200          607,200
Cracker Barrel Old Country Store ..............         15,905          469,197
Gannett Inc. ..................................          9,300          488,831
                                                                  -------------
                                                                      2,639,988
                                                                  -------------
ENERGY - 0.1%
Schlumberger Ltd. .............................          6,100          533,750
                                                                  -------------
FINANCE - 1.0%
American International Group Inc. .............          6,300          642,994
Chubb Corp.(++) ...............................          8,285          548,881
Federal National Mortgage
Association(++) ...............................         17,655          855,164
Norwest Corp. .................................         14,130          453,043
State Street Corp. ............................          9,720          541,890
Travelers Group Inc. ..........................         12,450          871,500
U.S. Bancorp ..................................          4,015          408,275
Zions Bancorp .................................         12,660          492,158
                                                                  -------------
                                                                      4,813,905
                                                                  -------------
HEALTHCARE - 1.7%
Abbott Labs ...................................          9,890          606,380
Cardinal Health Inc. ..........................          7,935          589,174
Health Management Association* ................         27,973          681,829
Johnson & Johnson .............................         10,690          613,339
Lilly, Eli & Co. ..............................         14,970    $   1,001,119
Lincare Holdings Inc.* 14,150 .................        758,794
Merck & Co. ...................................         12,700        1,133,475
Pfizer Inc. ...................................         19,225        1,360,169
Schering Plough Corp. .........................         13,555          759,927
Warner Lambert Co. ............................          5,325          762,473
                                                                  -------------
                                                                      8,266,679
                                                                  -------------
RETAIL - 1.1%
Bed Bath & Beyond Inc.* .......................         19,700          625,475
Consolidated Stores* ..........................         16,428          655,067
Gap Inc. ......................................          9,700          515,919
Home Depot ....................................         19,250        1,070,781
Kohls Corp.* ..................................          9,440          633,660
Wal Mart Stores Inc. ..........................         30,720        1,079,040
Walgreen Co. ..................................         24,010          675,281
                                                                  -------------
                                                                      5,255,223
                                                                  -------------
TECHNOLOGY - 1.2%
Adaptec Inc.* .................................         12,020          582,219
Amp Inc. ......................................         13,375          601,875
Cisco Systems Inc.* ...........................          8,820          723,515
Computer Associates International Inc. ........          9,350          697,159
Intel Corp. ...................................         16,525        1,272,425
Microsoft Corp.* ..............................         12,025        1,563,250
Parametric Technology Corp.* ..................          8,510          375,504
                                                                  -------------
                                                                      5,815,947
                                                                  -------------
TRANSPORTATION - 0.2%
Southwest Airlines Co. ........................         24,100          786,263
                                                                  -------------
TOTAL COMMON STOCKS ..........................................       37,789,846
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 0.3%
Aubrey G. Lanston Repurchase Agreement
  5.68% due 11/03/97(+) ......................................        1,429,457
                                                                  -------------
TOTAL LARGE CAP GROWTH
  (Identified Cost $35,127,043) ..............................       39,219,303
                                                                  -------------

LARGE CAP VALUE--8.1%
COMMON STOCKS--8.0%
BASIC INDUSTRIES - 0.7%
Cabot Corp. ...................................          9,100          223,519
Dow Chemical Co. ..............................          4,900          444,675
E I du Pont de Nemours & Co. ..................          6,200          352,625
FMC Corp.* ....................................          4,800          387,900
Great Lakes Chemical Corp. ....................         12,400          582,800
IMC Global Inc. ...............................          9,300          313,294
Inland Steel Industries Inc. ..................         10,700          209,987
National Steel Corp.* .........................          9,900          163,350
Reynolds Metals Co. ...........................          1,300           79,218
Rohm & Haas Co. ...............................          5,100          424,894
Westvaco Corp. ................................          6,300          206,719
                                                                  -------------
                                                                      3,388,981
                                                                  -------------
CAPITAL GOODS - 0.8%
Arrow Electronics Inc.* .......................         11,400          323,475
Caterpillar Inc. ..............................          5,700          292,125
Cummins Engine Inc. ...........................         17,700        1,078,594
Deere & Co.(++) ...............................          4,800          252,600
Harnischfeger Industries Inc. .................         13,200          519,750
Kennametal Inc. ...............................         10,300          499,550
Parker Hannifin Corp. .........................         10,900          455,756
Tecumseh Products Co. .........................          7,800          404,625
                                                                  -------------
                                                                      3,826,475
                                                                  -------------
CONSUMER BASICS - 0.7%
Bergen Brunswig Corp. .........................          9,425          377,589
Columbia /HCA Healthcare Corp. ................         12,000          339,000
IBP Inc. ......................................         11,800          273,612
Mallinckrodt Inc. .............................         10,100          378,750
Maxicare Health Plans Inc.* ...................          9,100          127,400
Philip Morris Companies Inc. ..................         21,400          847,975
RJR Nabisco Holdings Corp. ....................         18,500          586,219
Tupperware Corp. ..............................          9,000          225,563
Universal Foods Corp. .........................         10,400          410,150
                                                                  -------------
                                                                      3,566,258
                                                                  -------------
CONSUMER DURABLE GOODS - 0.8%
Dana Corp. ....................................          8,600          402,588
Eaton Corp. ...................................          5,900          570,087
Ford Motor Co. ................................         29,700        1,297,519
General Motors Corp. ..........................         11,000          706,062
Goodyear Tire and Rubber ......................         14,400          901,800
                                                                  -------------
                                                                      3,878,056
                                                                  -------------
CONSUMER NON-DURABLES - 0.6%
Federated Department Stores Inc.* .............         10,900          479,600
Russell Corp. .................................          9,500          279,062
Sears Roebuck & Co. ...........................         12,200          510,875
Springs Industries Inc. 8,000 .................        371,000
Toys "R" Us Inc.* .............................         12,700          432,594
V F Corp. .....................................          6,600          589,875
                                                                  -------------
                                                                      2,663,006
                                                                  -------------
CONSUMER SERVICES - 0.2%
AMR Corp.* ....................................          4,000          465,750
Delta Airlines Inc. ...........................          6,500          654,875
                                                                  -------------
                                                                      1,120,625
                                                                  -------------
ENERGY - 0.8%
Amoco Corp. ...................................          5,200          476,775
Atlantic Richfield Co. ........................          6,500          535,031
British Petroleum PLC .........................          6,000          526,500
Mapco Inc. ....................................         11,000          363,000
Phillips Petroleum Co. ........................         10,400          503,100
Repsol ........................................          9,500          403,750
Ultra Mar Diamond Shamrock ....................         11,200          345,800
YPF Sociedad Anonima ..........................         14,500          464,000
                                                                  -------------
                                                                      3,617,956
                                                                  -------------
FINANCE - 1.8%
Allstate Corp. ................................          6,900          572,269
American General Corp. ........................          6,900          351,900
Bank of New York Inc. .........................          9,000          423,562
Capital One Financial Corp. ...................          5,100          232,688
Case Corp. ....................................         14,500          867,281
Chase Manhattan Corp. .........................          7,000          807,625
Chubb Corp.(++) ...............................          4,200          278,250
Cigna Corp. ...................................          1,900          294,975
Crestar Financial Corp. .......................          5,100          241,294
Everest Reinsurance Holdings ..................         11,800          443,975
Federal National Mortgage
 Association(++) ..............................          5,000          242,188
First Union Corp. .............................          7,700          377,781
Foundation Health Systems* ....................         17,870          513,762
Hartford Financial Services Group .............          5,300          429,300
Mellon Bank Corp. .............................          7,700          397,031
Old Republic International Corp. ..............         10,700          382,525
Reliastar Financial Corp. .....................         10,800          403,650
Republic NY Corp. .............................          3,800          402,088
Signet Banking Corp. ..........................          9,000          484,313
Tig Holdings Inc. .............................          7,400          250,675
Transatlantic Holdings Inc. ...................          5,500          380,531
                                                                  -------------
                                                                      8,777,663
                                                                  -------------
GENERAL BUSINESS - 0.1%
Olsten Corp. ..................................         22,900          349,225
Standard Register .............................          5,000          161,875
                                                                  -------------
                                                                        511,100
                                                                  -------------
MISCELLANEOUS - 0.3%
Aeroquip Vickers Inc. .........................         20,000        1,041,250
Dillards Inc. .................................          9,200          353,050
                                                                  -------------
                                                                      1,394,300
                                                                  -------------
SHELTER - 0.1%
Owens Corning .................................         11,400          390,450
                                                                  -------------
TECHNOLOGY - 0.7%
Beckman Industries Inc. .......................         12,500          492,187
International Business Machines ...............         11,600        1,137,525
Seagate Technology* ...........................         11,500          311,938
Stratus Computer Inc.* ........................          5,100          180,412
TRW Inc. ......................................          7,400          423,650
Tektronix Inc. ................................          6,900          407,963
Western Digital Corp.* ........................         13,000          389,188
                                                                  -------------
                                                                      3,342,863
                                                                  -------------
Transportation - 0.1%
Burlington Northern Santa Fe ..................          3,100          294,500
CSX Corp. .....................................          6,600          360,937
                                                                  -------------
                                                                        655,437
                                                                  -------------
UTILITIES - 0.3%
Cinergy Corp. .................................          5,000          165,000
DTE Energy Co. ................................          8,100          249,075
Duke Energy Co. ...............................          4,142          199,852
El Paso Natural Gas Co. .......................          5,600          335,650
Entergy Corp. .................................          8,300          202,831
GPU Inc. ......................................          7,000          253,312
                                                                  -------------
                                                                      1,405,720
                                                                  -------------
TOTAL COMMON STOCKS ..........................................       38,538,890
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 0.1%
Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................          546,829
                                                                  -------------
TOTAL LARGE CAP VALUE
  (Identified Cost $34,532,413) ..............................       39,085,719
                                                                  -------------

SMALL CAP GROWTH--15.7%
COMMON STOCKS--15.2%
BASIC INDUSTRIES - 0.7%
Central Packing Corp. .........................         42,940        2,345,598
OM Group Inc. .................................         28,400        1,072,100
                                                                  -------------
                                                                      3,417,698
                                                                  -------------
CAPITAL GOODS - 0.4%
Hardinge Brothers Inc. ........................         38,780        1,323,367
ITEQ Inc.* ....................................         58,230          727,875
                                                                  -------------
                                                                      2,051,242
                                                                  -------------
CONSUMER BASICS - 2.1%
General Cigar Holdings Inc.* ..................         44,150        1,277,591
Human Genome Sciences Inc.* ...................         34,740        1,424,340
Parexel International Corp.* ..................         48,470        1,750,979
Performance Food Group Co.* ...................         47,375          876,438
Renal Treatment Centers Inc.* .................         44,300        1,470,206
Suiza Foods Corp.* ............................         46,910        2,363,091
Wholesale Foods Market Inc.* ..................         25,700        1,008,725
                                                                  -------------
                                                                     10,171,370
                                                                  -------------
CONSUMER DURABLE GOODS - 0.4%
Miller Industries Inc.* .......................         66,520          673,515
Tower Automotive Inc.* ........................         28,620        1,198,463
                                                                  -------------
                                                                      1,871,978
                                                                  -------------
CONSUMER NON-DURABLES - 0.7%
Henry Schein Inc.* ............................         47,810        1,571,754
Men's Wearhouse Inc.* .........................         41,670        1,614,712
                                                                  -------------
                                                                      3,186,466
                                                                  -------------
CONSUMER SERVICES - 0.3%
Premier Parks Inc. ............................         39,370        1,574,800
                                                                  -------------
ENERGY - 1.1%
Dawson Production Services Inc.* ..............         41,100          996,675
Forcenergy Inc.* ..............................         44,440        1,449,855
Key Energy Group Inc.* ........................         35,900        1,126,363
Lomak Petroleum Inc. ..........................         82,450        1,530,478
                                                                  -------------
                                                                      5,103,371
                                                                  -------------
FINANCE - 0.7%
Allied Group Inc. .............................         34,800        1,644,300
Metris Companies Inc.* ........................         34,800        1,470,300
                                                                  -------------
                                                                      3,114,600
                                                                  -------------
GENERAL BUSINESS - 3.5%
Abacus Direct Corp.* ..........................         65,060        2,390,955
Executive Risk Inc. ...........................         24,590        1,619,866
Heftel Broadcasting Corp.* ....................         32,364        2,152,206
Intelliquest Information Group* ...............         38,300          651,100
Lamar Advertising Co.* ........................         51,490        1,744,224
Metro Networks Inc.* ..........................         26,190          811,890
NFO Research Inc. .............................         83,210        1,497,780
Profit Recovery Group
International Inc.* ...........................         54,200          846,875
Registry Inc.* ................................         34,230        1,420,545
Snyder Communications Inc.* ...................         70,260        2,072,670
Whittman Hart Inc.* ...........................         59,200        1,716,800
                                                                  -------------
                                                                     16,924,911
                                                                  -------------
MISCELLANEOUS - 3.3%
AHL Services Inc.* ............................         12,620          225,582
American Disposal Services Inc.* ..............         20,250          713,812
Concentration Managed Care Inc.* ..............         49,270        1,607,434
Gray Communications Systems Inc. ..............         33,800          842,887
Probusiness Services Inc.* ....................         42,575          851,500
QAD Inc.* .....................................         54,430          768,824
Rental Service Corp.* .........................         84,350        2,256,363
Sirrom Capital Corp. ..........................         40,830        2,056,811
Suburban Lodges America Inc.* .................         73,040        1,807,740
Synthetic Industries Inc.* ....................         41,550        1,163,400
Viropharma Inc.* ..............................         46,900        1,031,800
Wilmar Industries Inc.* .......................         42,610        1,118,512
Xionics Document Technologies* ................        101,210        1,543,453
                                                                  -------------
                                                                     15,988,118
                                                                  -------------
TECHNOLOGY - 1.6%
CDW Computer Centers Inc.* ....................         24,270        1,504,740
Claremont Technology Group Inc.* ..............         36,650          810,881
E Trade Group Inc.* ...........................         21,520          664,430
ETEC Systems Inc.* ............................         17,710          790,309
Harbinger Inc.* ...............................         30,820          916,895
Imnet Systems Inc.* ...........................         41,570          758,653
Inacom Corp.* .................................         22,510          693,589
Sipex Corp.* ..................................         34,750        1,142,406
Speedfam International Inc. ...................         11,400          423,225
                                                                  -------------
                                                                      7,705,128
                                                                  -------------
TRANSPORTATION - 0.4%
Eagle U.S.A. Airfreight Inc.* .................         47,070        1,423,867
Hub Group Inc.* ...............................         21,600          658,800
                                                                  -------------
                                                                      2,082,667
                                                                  -------------
TOTAL COMMON STOCKS ..........................................       73,192,349
                                                                  -------------

SHORT-TERM OBLIGATIONS--0.5%
Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................        2,193,212
                                                                  -------------
TOTAL SMALL CAP GROWTH
  (Identified Cost $63,570,059) ..............................       75,385,561
                                                                  -------------

SMALL CAP VALUE--16.9%
COMMON STOCKS--16.6%
BASIC INDUSTRIES - 1.3%
Atchenson Casting Corp.* ......................         16,100          331,056
Carpenter Technology Corp. ....................          9,200          445,050
Giant Cement Holdings Inc.* ...................          3,700           89,725
Keystone Consolidated
Industries Inc.* ..............................        147,700        1,920,100
LTV Corp. .....................................        197,400        2,405,813
Oil-Dri Corp. of America ......................         71,300        1,221,012
                                                                  -------------
                                                                      6,412,756
                                                                  -------------
CAPITAL GOODS - 2.7%
American Buildings Co.* .......................         33,100          926,800
Astec Industries Inc.* ........................            800           13,600
Astro Medical Inc. ............................          8,800           75,900
Commercial Intertech Corp. ....................         69,100        1,122,875
D.R. Horton Inc.* .............................        155,400        2,331,000
ESCO Electronics Corp.* .......................        125,000        2,148,438
Global Industries Technologies Inc.* ..........         71,600        1,221,675
JLG Industries Inc. ...........................        165,500        2,099,781
Ultrak Inc.* ..................................         89,000        1,023,500
United Industrial Corp. .......................        189,600        1,978,950
                                                                  -------------
                                                                     12,942,519
                                                                  -------------
CONSUMER BASICS - 2.6%
Dimon Inc. ....................................         55,000        1,426,562
Ekco Group Inc.* ..............................        299,300        2,076,394
MMI Companies Inc. ............................         47,000        1,172,063
Matrix Pharmaceuticals* .......................        168,200          672,800
Nash Finch Co. ................................         18,200          366,275
Orthologic Corp.* .............................        160,000          820,000
RLI Corp. .....................................         24,300        1,008,450
Schultz Sav-O Stores Inc. .....................         64,300        1,012,725
Schweitzer-Mauduit International Inc. .........         28,500        1,200,562
Standard Commercial Corp.* ....................        104,700        1,747,181
Stanhome Inc. .................................          8,900          248,644
ThermoTrex Corp.* .............................         25,200          579,600
                                                                  -------------
                                                                     12,331,256
                                                                  -------------
CONSUMER DURABLE GOODS - 1.2%
Coachmen Industries Inc. ......................         81,000        1,609,875
Flexsteel Industries Inc. .....................         26,600          299,250
Haskel International Inc. .....................         52,900          654,638
Oshkosh Truck Corp. Class B ...................         75,000        1,237,500
Republic Automotive Parts Inc.* ...............         34,300          540,225
West Co. Inc. .................................         43,400        1,459,325
                                                                  -------------
                                                                      5,800,813
                                                                  -------------
CONSUMER NON-DURABLES - 0.7%
Brookstone Inc.* ..............................         50,700          613,153
Cato Corp. Class A ............................         48,400          414,425
Haverty Furniture Companies Inc. ..............         24,600          319,800
Little Switzerland Inc.* ......................        148,000          962,000
Syms Corp.* ...................................         88,200        1,190,700
                                                                  -------------
                                                                      3,500,078
                                                                  -------------
CONSUMER SERVICES - 0.5%
Aztar Corp.* ..................................        185,900        1,324,538
Cannondale Corp.* .............................         53,600        1,185,900
                                                                  -------------
                                                                      2,510,438
                                                                  -------------
Energy - 0.0%
Atwood Oceanics Inc.* .........................          1,400          155,050
                                                                  -------------
FINANCE - 2.7%
APS Holdings Corp.* Class A ...................        127,500          956,250
Allied Life Financial Corp. ...................         52,300        1,150,600
BankAtlantic Bancorp Inc. Class A .............         59,937          824,134
BankAtlantic Bancorp Inc. Class B .............         36,000          499,500
Downey Financial Corp. ........................         45,675        1,198,969
FBL Financial Group Inc. Class A ..............         18,900          748,912
Farm Family Holdings Inc.* ....................         34,800        1,078,800
Flagstar Bancorp Inc.* ........................         71,000        1,340,125
GA Financial Inc. .............................         39,900          778,050
Guaranty National Corp. .......................         23,700          845,794
Harleysville Group Inc. .......................          1,400           35,700
Homeside Inc.* ................................         58,000        1,555,125
Matrix Capital Corp.* .........................         49,500          754,875
Ocwen Asset Investment Corp. ..................         36,300          721,463
Penn America Group Inc. .......................          2,900           53,469
Presidential Life Corp. .......................         18,300          363,712
Professionals Insurance Co.
  Management Group* ...........................          3,200          107,200
                                                                  -------------
                                                                     13,012,678
                                                                  -------------
GENERAL BUSINESS - 0.4%
Devon Group Inc.* .............................         13,700          537,725
Ennis Business Forms Inc. .....................        131,000        1,375,500
                                                                  -------------
                                                                      1,913,225
                                                                  -------------
MISCELLANEOUS - 1.3%
Commonwealth Industries Inc. ..................         42,700          752,588
Flowserve Corp. ...............................         56,000        1,666,000
Kevco Inc.* ...................................         31,800          516,750
Manchester Equipment Inc.* ....................         68,400          282,150
Rush Enterprises Inc.* ........................          6,400           55,200
Siebels Bruce Group Inc.* .....................         97,400          742,675
Spacehab Inc.* ................................         83,800          853,712
Spectralink Corp.* ............................         51,200          185,600
Symons International Group Inc.* ..............         27,100          548,775
Wilshire Financial Services Group Inc.* .......         21,800          643,100
                                                                  -------------
                                                                      6,246,550
                                                                  -------------
SHELTER - 2.0%
Ameron International Corp. ....................         14,600          996,450
Beazer Homes USA Inc.* ........................         84,000        1,606,500
Belmont Homes Inc.* ...........................         59,500          439,742
Butler Manufacturing Co. ......................         16,300          552,162
Morgan Products Ltd.* .........................        185,500        1,228,938
Patrick Industries Inc. .......................         57,800          838,100
Ryland Group Inc. .............................         96,000        1,716,000
Southern Energy Homes Inc.* ...................         97,700          897,619
U.S. Homes Corp.* .............................         36,800        1,306,400
                                                                  -------------
                                                                      9,581,911
                                                                  -------------
TECHNOLOGY - 0.7%
Interlink Computer Sciences Inc.* .............         80,000          370,000
Komag Inc.* ...................................         98,000        1,696,625
Premenos Technology Corp.* ....................         27,800          354,450
Read-Rite Corp.* ..............................         49,100          975,862
                                                                  -------------
                                                                      3,396,937
                                                                  -------------
TRANSPORTATION - 0.5%
Fritz Companies Inc.* .........................        107,400        1,483,462
Kenan Transportation Co. ......................         32,900          756,700
                                                                  -------------
                                                                      2,240,162
                                                                  -------------
UTILITIES - 0.0%
NRG Generating Corp.* .........................          6,400          124,800
                                                                  -------------
TOTAL COMMON STOCKS ..........................................       80,169,173
                                                                  -------------

SHORT-TERM OBLIGATIONS--0.3%
Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................        1,165,713
                                                                  -------------
TOTAL SMALL CAP VALUE
  (Identified Cost $67,106,751) ..............................       81,334,886
                                                                  -------------

INTERNATIONAL EQUITY--24.0%
COMMON STOCKS--22.9%
AUSTRIA - 0.2%
Bohler Uddeholm ...............................         14,460        1,036,815
                                                                  -------------
AUSTRALIA - 0.7%
Australia & New Zealand
Bank Group ....................................        260,487        1,817,220
Pioneer International Ltd. 331,420 876,348
Quantas Airways ...............................        375,807          673,930
                                                                  -------------
                                                                      3,367,498
                                                                  -------------
CANADA - 1.0%
Bank of Nova Scotia ...........................         28,054        1,237,135
Canadian Imperial Bank of Commerce ............         37,340        1,091,573
Imasco Ltd. ...................................         47,800        1,519,452
Noranda Inc. ..................................         43,285          761,676
                                                                  -------------
                                                                      4,609,836
                                                                  -------------
DENMARK - 0.3%
BG Bank .......................................         21,245        1,366,695
                                                                  -------------
FINLAND - 0.7%
Metra AB ......................................         52,755        1,407,276
Rauma Oy ......................................         35,409          663,930
UPM Kymmene Oy ................................         63,000        1,401,691
                                                                  -------------
                                                                      3,472,897
                                                                  -------------
FRANCE - 1.9%
Elf Aquitaine .................................          7,300          903,602
France Telecom ................................          4,483          169,660
Lafarge Coppee ................................         27,655        1,727,883
Pernod Ricard .................................         35,785        1,658,272
Seita .........................................         57,448        1,832,520
Societe Generale ..............................         12,205        1,671,555
Usinor Sacilor ................................         72,250        1,196,182
                                                                  -------------
                                                                      9,159,674
                                                                  -------------
GERMANY - 1.0%
Bayer AG ......................................         12,150          426,427
Buderus AG ....................................            900          436,478
Commerzbank AG ................................         57,400        1,947,964
Draegerwerk AG ................................         60,588        1,089,586
Dyckerhoff AG .................................          3,533        1,076,009
                                                                  -------------
                                                                      4,976,464
                                                                  -------------
GREAT BRITAIN - 5.7%
Abbey National ................................        113,800        1,809,998
Allied Domecq PLC .............................        216,110        1,763,946
BTR PLC .......................................        564,114        1,904,715
Bat Industries ................................        224,782        1,966,724
British Gas ...................................        101,000          443,966
Coats Viyella .................................        777,579        1,448,088
Commercial Union ..............................        137,625        1,939,564
Cookson Group .................................        462,700        1,863,109
Energy Group ..................................         66,000          672,694
Hanson ........................................        254,752        1,303,602
Harrison & Crosfield ..........................        565,926        1,224,833
Hillsdown Holdings ............................        498,520        1,405,139
Hyder .........................................        100,442        1,516,650
Lex Service ...................................        166,000        1,175,298
National Westminister .........................         35,512          510,603
Powergen ......................................        137,178        1,525,898
Redland .......................................        323,535        1,837,416
Safeway .......................................        283,900        1,849,287
Tate & Lyle ...................................        176,400        1,337,718
                                                                  -------------
                                                                     27,499,248
                                                                  -------------
HONG KONG - 1.5%
China Light & Power ...........................        266,000        1,400,271
Dickson Concept Industries ....................        297,000          639,598
HSBC Holdings .................................         34,000          769,579
Hang Lung Development Co. .....................        318,000          438,039
Hong Kong Telecomm ............................        415,800          795,944
Manhattan Card Co. ............................      2,498,000          562,183
New World Development Co. .....................        298,000        1,048,386
South China Morning Post ......................        610,000          528,617
Swire Pacific .................................        196,500        1,049,661
                                                                  -------------
                                                                      7,232,278
                                                                  -------------
IRELAND - 0.6%
Greencore Group ...............................        293,620        1,377,714
Jefferson Smurfit .............................        543,600        1,610,514
                                                                  -------------
                                                                      2,988,228
                                                                  -------------
ITALY - 0.5%
Danieli & Co. .................................         87,900          342,929
Eni Spa .......................................        315,600        1,774,668
                                                                  -------------
                                                                      2,117,597
                                                                  -------------
JAPAN - 3.2%
Koito Manufacturing Co. .......................        158,000          945,243
MOS Food Services .............................         92,400        1,236,095
NSK Ltd. ......................................        210,000          872,455
Nichicon Corp. ................................        126,000        1,559,950
Nintendo Co. ..................................         15,000        1,296,219
Nissan Motor Co. ..............................        144,000          766,963
Promise Co. ...................................         33,600        1,965,467
SRL Inc. ......................................        103,000          748,858
Sekisui Chemical ..............................        230,500        1,813,739
Sony Corp. ....................................         12,300        1,020,997
Sony Music Entertainment ......................          4,100          144,105
Suzuki Motor Corp. ............................        152,000        1,616,618
Yodogawa Steel Works ..........................        223,000        1,187,727
                                                                  -------------
                                                                     15,174,436
                                                                  -------------
MALAYSIA - 0.4%
Arab Malaysian Finance ........................        423,000          222,064
Bolton Properties .............................        457,000          190,559
Genting Berhard ...............................        272,200          767,566
Kedah Cement Holdings .........................        242,000          153,178
Malaysian International Shipping ..............        187,000          314,144
                                                                  -------------
                                                                      1,647,511
                                                                  -------------
NETHERLANDS - 1.5%
ABN Amro Holdings NV ..........................         85,470        1,721,286
Akzo Nobel NV .................................         11,565        2,037,799
Hollandsche Beton .............................         44,000          881,586
Ing Groep NV ..................................         26,800        1,125,007
Koninklijke PTT NV ............................         32,134        1,228,093
                                                                  -------------
                                                                      6,993,771
                                                                  -------------
NEW ZEALAND - 0.1%
Fletcher Challenge ............................        223,490          674,907
                                                                  -------------
NORWAY - 0.4%
Kvaerner ASA ..................................         18,200          940,336
Nycomed Amersham ..............................         52,370        1,038,885
                                                                  -------------
                                                                      1,979,221
                                                                  -------------
SINGAPORE - 0.0%
Fraser & Neave ................................         29,000          145,460
                                                                  -------------
SPAIN - 0.6%
Banco Santander SA ............................         55,450        1,553,302
Repsol SA .....................................         35,200        1,476,043
                                                                  -------------
                                                                      3,029,345
                                                                  -------------
SWEDEN - 0.5%
Electrolux AB .................................         20,745        1,717,232
Marieberg Tidnings ............................         31,100          830,452
                                                                  -------------
                                                                      2,547,684
                                                                  -------------
SWITZERLAND - 1.8%
Forbo Holdings ................................          3,885        1,525,978
Nestle SA .....................................          1,285        1,810,609
Sarna Kunst Holdings ..........................            208          254,012
Schweizerische
Rueckversicherungs-Gesellschaft ...............          1,487        2,239,659
Schweizerische Industrie-Gesellschaft
Holding AG ....................................            559        1,505,038
Sulzer AG .....................................          1,771        1,295,129
                                                                  -------------
                                                                      8,630,425
                                                                  -------------
UNITED STATES - 0.3%
Jardine Matheson ..............................        235,200        1,505,280
                                                                  -------------
TOTAL COMMON STOCKS ..........................................      110,155,270
                                                                  -------------
WARRANTS -- 0.0%
Bolton Properties*
Exp. 9/15/01 ..................................         16,500            2,326
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 1.1%
Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................        5,317,854
                                                                  -------------
TOTAL INTERNATIONAL EQUITY
  (Identified Cost $110,044,096) .............................      115,475,450
                                                                  -------------

DOMESTIC FIXED INCOME -- 4.9%
FIXED INCOME--4.9%
CORPORATE BONDS - 0.5%
Aetna Services Inc. ...........................
 6.97% due 8/15/36 ............................         90,000           92,499
Atlantic City Electric Co.
 7.01% due 8/23/02 ............................        225,000          232,286
Commonwealth Edison Electric Co. ..............
 7.00% due 7/01/05 ............................        310,000          317,744
Detroit Edison Co. ............................
 6.69% due 3/03/03 ............................        100,000          101,576
International Business Machines
 6.22% due 8/01/27 ............................        300,000          302,700
Jackson National Life Insurance Co. ...........
 8.15% due 3/15/27 ............................        290,000          314,902
Liberty Mutual Insurance Co. ..................
 8.20% due 5/04/07 ............................        180,000          195,075
Lockheed Martin Corp. .........................
 7.20% due 5/01/36 ............................        430,000          463,514
Mead Corp. ....................................
 6.84% due 3/01/37 ............................        100,000          104,388
Pep Boys
 6.40% due 9/19/07 ............................        200,000          201,974
Raytheon Co. ..................................
 6.75% due 8/15/07 ............................        300,000          305,295
                                                                  -------------
                                                                      2,631,953
                                                                  -------------
YANKEE BONDS - 0.1%
Embotelladora Andina SA
 7.00% due 10/01/07 ...........................        255,000          259,878
Korea Development Bank
 7.125% due 9/17/01 ...........................        140,000          138,359
                                                                  -------------
                                                                        398,237
                                                                  -------------
ASSET BACKED - 0.6%
Aesop Funding ll LLC
 6.40% due 10/20/03 ...........................        600,000          608,063
Green Tree Financial Corp. ...................
 7.29% due 3/15/28 ............................        100,000          102,125
 7.65% due 4/15/27 ............................        450,000          469,966
Money Store Residential Trust
 6.42% due 4/15/06 ............................        436,947          437,766
Nissan Auto Receivables Grantor Trust
 6.15% due 2/17/03 ............................        700,000          701,750
                                                                  -------------
                                                                      2,319,670
                                                                  -------------
MORTGAGE BACKED - 0.9%
Asset Securitization Corp.
 6.50% due 2/14/41 ............................        500,000          503,280
Federal Home Loan Mortgage Corp.
 6.00% due 3/15/09 ............................        184,962          176,348
 6.50% due 4/01/11 ............................         42,436           42,608
 6.50% due 7/01/11 ............................        110,018          110,120
 6.50% due 9/15/22 ............................        388,648          384,275
 7.50% due 1/15/20 ............................         89,935           91,171
Federal National Mortgage Association
 6.50% due 5/01/11 ............................         80,947           81,022
 6.50% due 7/01/11 ............................         52,712           52,762
 6.50% due 8/25/22 ............................        150,000          146,625
 7.00% due 1/01/99 TBA** ......................        390,000          395,238
 7.00% due 6/01/03 ............................         63,281           63,998
 7.00% due 7/01/03 ............................        136,771          138,319
 7.35% due 8/17/21 ............................        290,000          313,109
 8.00% due 5/01/26 ............................        322,137          333,815
General Electric Capital
Mortgage Services Inc.
 7.50% due 3/25/27 ............................         99,374          102,262
GMAC Commercial
Mortgage Securities Inc.
 6.83% due 12/15/03 ...........................        357,587          364,627
 7.22% due 10/15/28 ...........................        100,000          105,016
Government National
Mortgage Association
 7.25% due 10/16/22 ...........................         91,977           93,357
Independent National
Mortgage Corp. 94-QA5
 7.50% due 9/25/14 ............................        305,000          307,477
Norwest Asset Securities Corp. ................
 7.50% due 3/25/27 ............................        198,874          206,519
Residential Asset Securitization
 Trust
 7.75% due 4/25/27 ............................        200,000          210,875
Structured Asset Securities Corp.
 6.79% due 10/15/34 ...........................        415,000          424,986
                                                                  -------------
                                                                      4,647,809
                                                                  -------------
U. S. TREASURY OBLIGATIONS - 0.1%
United States Treasury Bonds
 6.875% due 8/15/25 ...........................        155,000          168,587
 6.50% due 11/15/26 ...........................        250,000          260,585
 6.625% due 2/15/27 ...........................        100,000          106,031
                                                                  -------------
                                                                        535,203
                                                                  -------------
UNITED STATES TREASURY NOTES - 2.7%
 6.00% due 5/31/98 ............................      3,835,000        3,843,974
 6.375% due 5/15/99 ...........................      1,680,000        1,698,111
 5.875% due 11/15/99 ..........................        439,000          440,853
 6.50% due 5/31/01 ............................      3,085,000        3,159,225
 6.25% due 1/31/02 ............................        954,000          970,991
 6.50% due 5/31/02 ............................        831,000          854,758
 6.25% due 6/30/02 ............................      1,357,000        1,382,864
 6.875% due 5/15/06 ...........................        600,000          638,346
 6.50% due 10/15/06 ...........................         65,000           67,610
                                                                  -------------
                                                                     13,056,732
                                                                  -------------
TOTAL FIXED INCOME ...........................................       23,589,604
                                                                  -------------

SHORT-TERM OBLIGATIONS--0.0%
United States Treasury Bills
 4.93% due 12/11/97 ...........................         10,000            9,945
 5.18% due 12/11/97 ...........................         15,000           14,914
                                                                  -------------
TOTAL SHORT-TERM OBLIGATIONS .................................           24,859
                                                                  -------------
TOTAL DOMESTIC FIXED INCOME
  (Identified Cost $23,209,469) ..............................       23,614,463
                                                                  -------------

INTERNATIONAL BOND--33.3%
FIXED INCOME--19.9%
ARGENTINA - 0.2%
Republic of Argentina Bocon
 3.24% due 4/01/01 ......................   ARS       1,018,167         843,250
                                                                  -------------
AUSTRALIA - 0.8%
Australia Government Bond
 9.50% due 8/15/03 ......................   AUD       1,690,000       1,455,568
 7.50% due 9/15/09 ......................   AUD       3,400,000       2,463,288
                                                                  -------------
                                                                      3,918,856
                                                                  -------------
AUSTRIA - 0.1%
Republic of Austria
 7.625% due 10/18/04 ....................   ATS       4,810,000         443,598
                                                                  -------------
 BELGIUM - 0.0%
 Kingdom of Belgium
 9.00% due 3/28/03 ......................   BF          800,000          26,424
 8.50% due 10/01/07 .....................   BF        4,600,000         155,929
                                                                  -------------
                                                                        182,353
                                                                  -------------
 CANADA - 1.9%
 Canadian Government
 8.00% due 11/01/98 .....................   CAD       3,350,000       2,461,627
 8.50% due 3/01/00 ......................   CAD       5,850,000       4,492,672
 9.00% due 12/01/04 .....................   CAD       2,480,000       2,135,244
 8.00% due 6/01/27 ......................   CAD         250,000         224,355
                                                                  -------------
                                                                      9,313,898
                                                                  -------------
CROATIA - 0.1%
Republic of Croatia
 6.625% due 7/31/10 ...........................         700,000         588,000
                                                                  -------------
DENMARK - 0.3%
Kingdom of Denmark
 8.00% due 5/15/03 ......................   DKK       5,780,000         981,383
 8.00% due 3/15/06 ......................   DKK       2,690,000         461,905
                                                                  -------------
                                                                      1,443,288
                                                                  -------------
FINLAND - 0.5%
Republic of Finland
 7.25% due 4/18/06 ......................   FIM       8,000,000       1,685,687
 8.25% due 10/15/10 .....................   FIM       3,000,000         693,383
                                                                  -------------
                                                                      2,379,070
                                                                  -------------
FRANCE - 0.3%
Government of France
 8.25% due 2/27/04 ......................   FRF       1,200,000         241,425
 7.75% due 10/25/05 .....................   FRF       6,520,000       1,297,727
                                                                  -------------
                                                                      1,539,152
                                                                  -------------
GERMANY - 2.5%
Bundesrepublik
 6.50% due 7/04/27 ......................   DEM      10,759,000       6,464,887
Republic of Germany
 7.125% due 12/20/02 ....................   DEM       3,830,000       2,420,690
 7.375% due 1/03/05 .....................   DEM         640,000         413,598
 6.00% due 7/04/07 ......................   DEM       1,400,000         835,143
Treuhandanstalt
 6.875% due 6/11/03 .....................   DEM       3,050,000       1,910,718
                                                                  -------------
                                                                     12,045,036
                                                                  -------------
GREAT BRITAIN - 1.6%
U. K. Treasury
 8.00% due 12/07/00 .....................   GBP         300,000         519,841
 6.75% due 11/26/04 .....................   GBP          80,000         136,191
 8.50% due 12/07/05 .....................   GBP       3,709,000       6,948,118
                                                                  -------------
                                                                      7,604,150
                                                                  -------------
 GREECE - 1.0%
Hellenic Republic
 11.10% due 6/17/03 .....................   GRD      28,200,000         103,018
Republic of Greece
 11.00% due 10/23/03 ....................   GRD     126,200,000         454,073
 8.80% due 6/19/07 ......................   GRD    1,356,500,00       4,407,617
                                                                  -------------
                                                                      4,964,708
                                                                  -------------
ITALY - 0.6%
 Republic of Italy
 7.25% due 11/01/26 .....................   ITL    4,445,000,00       2,816,126
                                                                  -------------
 JAPAN - 4.3%
 Japan Government Bond
 4.80% due 6/21/99 ......................   JPY      50,000,000         444,495
 6.40% due 3/20/00 ......................   JPY    1,257,000,00      11,863,949
 5.50% due 3/20/02 ......................   JPY     403,000,000       3,977,427
 4.50% due 6/20/03 ......................   JPY     292,000,000       2,839,448
 4.10% due 12/22/03 .....................   JPY     151,100,000       1,451,615
                                                                  -------------
                                                                     20,576,934
                                                                  -------------
NETHERLANDS - 0.5%
 Dutch Government Bond
 6.25% due 7/15/98 ......................   NLG       3,800,000       1,986,609
 8.25% due 2/15/07 ......................   NLG         400,000         245,274
                                                                  -------------
                                                                      2,231,883
                                                                  -------------
NEW ZEALAND - 0.4%
New Zealand Government
 10.00% due 3/15/02 .....................   NED         520,000         362,984
 8.00% due 4/15/04 ......................   NED       2,000,000       1,332,527
                                                                  -------------
                                                                      1,695,511
                                                                  -------------
PHILLIPPINES - 0.1%
Eurobank Reconstruction &
 Development
 9.00% due 4/22/98 ......................   PHP      13,000,000         341,044
International Bank
 Reconstruction
 10.25% due 4/11/02 .....................   PHP       8,000,000         204,231
                                                                  -------------
                                                                        545,275
                                                                  -------------
SPAIN - 0.4%
Government of Spain
 10.90% due 8/30/03 .....................   ESP     137,300,000       1,188,102
 10.00% due 2/28/05 .....................   ESP      77,900,000         667,428
                                                                  -------------
                                                                      1,855,530
                                                                  -------------
 SWEDEN - 2.1%
 Kingdom of Sweden
 11.00% due 1/21/99 .....................   SEK      13,800,000       1,966,941
 10.25% due 5/05/00 .....................   SEK      40,700,000       6,018,192
 13.00% due 6/15/01 .....................   SEK       3,000,000         493,260
 8.00% due 8/15/07 ......................   SEK         600,000          89,427
 9.00% due 4/20/09 ......................   SEK       9,900,000       1,590,472
                                                                  -------------
                                                                     10,158,292
                                                                  -------------
UNITED STATES - 2.2%
United States Treasury Notes
 3.625% due 7/15/02 ...........................     $10,742,479      10,762,567
                                                                  -------------
TOTAL FIXED INCOME ............................................      95,907,477
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 13.2%

Ameritech Capital Funding Corp.
 5.48% due 11/25/97 ...........................     $ 2,300,000       2,291,597
Argentina Treasury Bills
 7.46% due 1/16/98 ......................   ARS         500,000         488,295
Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) ........................                       3,213,923
Caisse D'Amotissement
 5.49% due 11/07/97 ...........................     $ 1,400,000       1,398,719
Canadian Discount Notes
 5.48% due 11/20/97 .....................   CAD       4,000,000       3,988,431
Canadian Treasury Bills
 4.11% due 4/02/98 ......................   CAD       2,120,000       1,480,758
Canadian Wheat Board
 5.51% due 12/12/97 ...........................     $ 3,500,000       3,478,038
Emerson Electric Co.
 5.47% due 11/20/97 ...........................     $ 4,000,000       3,988,452
Finland Government
 Treasury Bills
 4.12% due 8/14/98 ......................   FIM      12,000,000       2,245,796
Ford Motor Co.
 5.48% due 12/10/97 ...........................     $ 4,000,000       3,976,253
General Electric Credit
 Capital Service
 5.51% due 11/20/97 ...........................     $ 1,000,000         997,092
 5.60% due 1/20/98 ............................     $ 1,900,000       1,876,326
General Motors
 Acceptance Corp.
 5.54% due 11/03/97 ...........................     $ 4,000,000       3,998,769
IBM International Financing
 5.50% due 11/19/97 ...........................     $ 1,000,000         997,250
 5.52% due 12/10/97 ...........................         900,000         894,618
KFW International
  Financing Inc.
 5.50% due 11/19/97 ...........................     $ 1,200,000       1,196,700
 5.51% due 11/06/97 ...........................     $ 1,300,000       1,299,005
 5.54% due 11/19/97 ...........................     $ 1,600,000       1,595,568
Kingdom of Sweden
 5.51% due 12/02/97 .....................   SEK       1,300,000       1,293,832
Letras Del Tesoro
 7.61% due 3/20/98 ......................   ARS         210,000         201,302
National Rural Utilities
  Coop Financing Inc.
 5.51% due 12/02/97 ...........................     $ 3,100,000       3,085,291
New Center Asset Trust
 5.56% due 1/21/98 ............................     $ 2,800,000       2,764,664
Poland Treasury Bills
 26.38% due 11/05/97 ....................   PLN       3,800,000       1,087,839
 19.74% due 11/19/97 ....................   PLN       1,820,000         516,850
 19.74% due 12/03/97 ....................   PLN       1,520,000         428,858
 19.74% due 1/21/98 .....................   PLN         170,000          46,384
 19.74% due 4/22/98 .....................   PLN       1,700,000         439,356
 19.74% due 5/13/98 .....................   PLN         980,000         250,176
 19.74% due 6/26/98 .....................   PLN       1,800,000         500,126
Poland Treasury Bond
 22.01% due 11/19/97 ....................   PLN       1,350,000         383,381
Procter & Gamble Co.
 5.49% due 11/06/97 ...........................     $ 2,100,000       2,098,399
 5.46% due 11/18/97 ...........................     $   800,000         797,937
Queensland Treasury Corp.
 5.49% due 11/07/97 ...........................     $ 1,000,000         999,085
 5.49% due 11/12/97 ...........................     $ 2,200,000       2,196,309
Republic of Finland
 3.49% due 3/13/98 ......................   FIM       4,000,000         763,015
SBC Communications Inc.
 5.50% due 11/06/97 ...........................     $ 1,100,000       1,099,160
United Parcel Service
 5.48% due 11/03/97 ...........................     $ 3,700,000       3,698,874
United States Treasury Bills
 5.10% due 11/13/97 ...........................     $    70,000          69,881
 5.13% due 11/13/97 ...........................     $    10,000           9,983
 5.16% due 11/13/97 ...........................     $   115,000         114,802
 5.02% due 2/05/98 ............................     $    20,000          19,734
Wool International
 5.50% due 12/02/97 ...........................     $ 1,100,000       1,094,743
                                                                  -------------
TOTAL SHORT-TERM OBLIGATIONS                                         63,365,571
                                                                  -------------

INTERNATIONAL BOND OPTIONS -- 0.2%

Purchased calls
AUD 6,653,000 Australian Government Bonds
 @ AUD 94.750 exp. date 2/09/98 ...............................         807,595

AUD 4,820,000 Australian Government Bonds
 @ AUD 106.960 exp. date 2/09/98 ..............................         351,000

$2,000,000 U.S Treasury Notes
 @ $100.00 exp. date 11/15/97 .................................              97
                                                                  -------------
TOTAL INTERNATIONAL BOND OPTIONS ..............................       1,158,692
                                                                  -------------
TOTAL INTERNATIONAL BOND
  (Indentified Cost $159,426,413) .............................     160,431,740
                                                                  -------------
SHORT-TERM--3.6%

SHORT-TERM OBLIGATIONS -- 3.6%

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) ........................................       4,162,013
Bankers Trust
 5.97% due 10/27/98 ...........................       1,500,000       1,500,283
Barton Capital Corp.
 5.54% due 11/07/97 ...........................       1,500,000       1,498,615
Bear Stearns Companies Inc.
 5.53% due 12/22/97 ...........................       1,500,000       1,488,249
Canadian Imperial Bank of Commerce
 5.63% due12/30/97 ............................       1,000,000       1,000,000
Dai Ichi Kangyo Bank
 5.69% due 11/26/97 ...........................       1,000,000       1,000,022
Deutsche Bank
 5.76% due 2/03/98 ............................         500,000         500,058
 5.85% due 10/20/98 ...........................         500,000         499,769
Harris Trust & Savings Bank
 5.54% due 11/17/97 ...........................       1,000,000         999,997
National Westminster Bank PLC
 5.935% due 6/26/98 ...........................       1,500,000       1,500,673
Societe Generale
 5.97% due 9/15/98 ............................       1,500,000       1,500,851
Sumitomo Bank
 5.66% due 12/18/97 ...........................       1,000,000       1,000,000
United States Treasury Bill
 5.31% due 9/17/98 ............................       1,000,000         955,038
                                                                  -------------
TOTAL SHORT-TERM
 (Identified Cost $17,603,329) ................................      17,605,568
                                                                  -------------
TOTAL INVESTMENTS
 (Identified Cost $510,619,573) ...............           114.6%    552,152,690
Other Assets, Less Liabilities ................           (14.6)    (70,307,286)
                                                          -----   -------------
TOTAL NET ASSETS ..............................           100.0%  $ 481,845,404
                                                          =====   =============
   * non income producing
  ** TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 1997. Although the unit price for the trade has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date.
(+) The Portfolio owns in aggregate Aubrey G. Lanston Repurchase Agreements 5.68%, due 11/03/97 valued at $18,029,001, collateralized by $18,557,000
     United States Treasury Bills due 1/02/98, portions of which are listed separately by each Asset Class.
(++) The Portfolio owns in aggregate 11,840 shares of Deere & Co. valued at $623,080, 12,485 shares of Chubb Corp. valued at $827,131 and 22,655 shares of Federal National Mortgage Association, valued at $1,097,352.
     See Asset Allocation Portfolio 200 Portfolio of Investment for Foreign Currency Legend.

    See notes to financial statements

ASSET ALLOCATION PORTFOLIO 400
--------------------------------------------------------------------------------

Futures contracts which were open at October 31, 1997 are as follows:

                                                                                        Aggregate
                                                             Number of                  Face Value      Expiration       Unrealized
                       Contracts                             Contracts   Currency      of Contracts        Date          Gain (Loss)
                       ---------                             ---------   -----------    -----------    -------------     -----------
Australian Government 3-Year Bond (Buy) ....................     40         AUD          4,000,000     December 1997       $3,478
U.S. Treasury 5-Year Note (Buy) ............................     20          $           2,000,000     December 1997        3,750
U.S. Treasury 5-Year Note (Sell) ...........................     80          $           8,000,000     December 1997          641
                                                                                                                           ------
                                                                                                                           $7,869
                                                                                                                           ======

Forward currency contracts which were open at October 31, 1997 are as follows:

                                                                                                                       Unrealized
                                                                 Market           Aggregate          Delivery Date    Appreciation
             Currency                    Country                 Value            Face Value         of Contracts     (Depreciation)
             --------                    -------                 -----            ----------         -------------    --------------
Deutsche Mark (Buy) .............        Germany               $14,332,571        $14,064,027        November 1997      $ 268,544
Deutsche Mark (Sell) ............        Germany                12,423,199         12,198,461        November 1997       (224,738)
Deutsche Mark (Buy) .............        Germany                14,018,017         13,634,255        December 1997        383,762
Deutsche Mark (Buy) .............        Germany                 2,341,039          2,286,352        January 1998          54,687
Dollar (Buy) ....................        Australia                 858,842            900,427        January 1998         (41,585)
Dollar (Sell) ...................        Canada                     39,039             39,829        November 1997            790
Dollar (Buy) ....................        Canada                  5,751,145          5,852,357        December 1997       (101,212)
Dollar (Sell) ...................        Canada                  6,340,620          6,489,840        December 1997        149,220
Dollar (Buy) ....................        Canada                    968,727          1,013,292        March 1998           (44,565)
Dollar (Sell) ...................        Canada                    968,727            996,476        March 1998            27,749
Dollar (Buy) ....................        New Zealand               368,167            378,969        November 1997        (10,802)
Dollar (Sell) ...................        New Zealand             1,110,097          1,142,552        November 1997         32,455
Dollar (Sell) ...................        New Zealand               570,218            580,388        December 1997         10,170
Drachma (Buy) ...................        Greece                     64,548             62,591        November 1997          1,957
Drachma (Buy) ...................        Greece                  1,133,624          1,081,485        January 1998          52,139
ECU (Sell) ......................        Europe                  1,121,475          1,083,076        November 1997        (38,399)
ECU (Sell) ......................        Europe                    717,411            697,834        January 1998         (19,577)
Franc (Buy) .....................        Belgium                 1,067,348          1,017,074        December 1998         50,274
Franc (Buy) .....................        Belgium                 1,283,661          1,245,057        January 1998          38,604
Franc (Buy) .....................        France                  5,825,972          5,641,682        November 1997        184,290
Franc (Sell) ....................        France                     99,121             92,540        November 1997         (6,581)
Franc (Buy) .....................        France                    228,111            221,997        December 1997          6,114
Franc (Sell) ....................        France                    102,233             99,852        December 1997         (2,381)
Franc (Buy) .....................        Switzerland             7,633,351          7,332,403        November 1997        300,948
Franc (Sell) ....................        Switzerland            12,063,807         11,657,543        November 1997       (406,264)
Franc (Sell) ....................        Switzerland             3,851,989          3,716,263        December 1997       (135,726)
Franc (Sell) ....................        Switzerland             4,599,193          4,445,803        January 1998        (153,390)
Guilder (Buy) ...................        Netherlands             3,082,912          2,903,756        November 1997        179,156
Guilder (Buy) ...................        Netherlands               293,903            288,393        December 1997          5,510
Koruna (Buy) ....................        Czechoslovakia            601,894            593,436        November 1997          8,458
Koruna (Sell) ...................        Czechoslovakia            445,287            446,576        January 1998           1,289
Krona (Buy) .....................        Sweden                  3,055,437          2,969,015        November 1997         86,422
Krona (Sell) ....................        Sweden                  1,102,015          1,097,074        November 1997         (4,941)
Krona (Buy) .....................        Sweden                  1,104,639          1,099,765        January 1998           4,874
Krona (Sell) ....................        Sweden                  1,104,640          1,084,613        January 1998         (20,027)
Krone (Buy) .....................        Denmark                   421,567            415,910        November 1997          5,657
Krone (Sell) ....................        Denmark                   222,588            213,671        November 1997         (8,917)
Krone (Buy) .....................        Norway                  2,267,326          2,249,961        November 1997         17,365
Lira (Buy) ......................        Italy                   6,643,582          6,559,082        January 1998          84,500
Markka (Buy) ....................        Finland                 1,102,242          1,088,410        November 1997         13,832
Markka (Sell) ...................        Finland                 1,102,242          1,034,108        November 1997        (68,134)
Markka (Sell) ...................        Finland                   682,847            664,271        December 1997        (18,576)
Markka (Buy) ....................        Finland                   244,362            241,187        January 1998           3,175
Markka (Sell) ...................        Finland                 1,771,359          1,734,577        January 1998         (36,782)
Peseta (Buy) ....................        Spain                   3,427,740          3,317,384        December 1997        110,356
Peso (Buy) ......................        Chile                     428,970            434,261        November 1997         (5,291)
Peso (Buy) ......................        Mexico                    405,487            432,597        November 1997        (27,110)
Peso (Buy) ......................        Mexico                    181,277            179,245        December 1997          2,032
Pound (Buy) .....................        Great Britain             712,517            690,118        November 1997         22,399
Pound (Sell) ....................        Great Britain             712,517            673,714        November 1997        (38,803)
Pound (Buy) .....................        Great Britain           3,737,586          3,601,208        January 1998         136,378
Pound (Sell) ....................        Great Britain             269,194            264,692        January 1998          (4,502)
Pound (Buy) .....................        Ireland                 2,796,358          2,726,760        November 1997         69,598
Pound (Buy) .....................        Ireland                   414,806            404,340        December 1997         10,466
Rand (Buy) ......................        South Africa              398,527            408,422        November 1997         (9,895)
Ringgit (Sell) ..................        Malaysia                  710,674            796,920        December 1997         86,246
Rupiah (Sell) ...................        Indonesia                 128,880            128,099        November 1997           (781)
Rupiah (Buy) ....................        Indonesia                 518,284            621,232        December 1997       (102,948)
Rupiah (Buy) ....................        Indonesia                 125,165            125,034        January 1998             131
Schilling (Buy) .................        Austria                   535,854            513,939        December 1997         21,915
Yen (Buy) .......................        Japan                  14,620,747         15,503,112        November 1997       (882,365)
Yen (Sell) ......................        Japan                     826,806            827,852        November 1997          1,046
Yen (Buy) .......................        Japan                   7,799,771          7,951,253        December 1997       (151,482)
Yen (Sell) ......................        Japan                     341,919            342,259        December 1997            340
                                                                                                                        ---------
                                                                                                                        $(132,926)
                                                                                                                        =========

Written options which were open at October 31, 1997 are as follows:

                                                                   Number of     Expiration Date/
        Options                                                    Contracts       Strike Price        Value
        -------                                                    ---------     ----------------      -----
Indonesian Government Bond (Put) ...........................            1        11/5/97 @ $3,750     $(2,634)
                                                                                                      =======

This was the only option written during the fiscal year ended October 31, 1997.

ASSET ALLOCATION PORTFOLIO 500
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

Issuer                                                 Shares         Value
--------------------------------------------------------------------------------

LARGE CAP GROWTH--8.0%

COMMON STOCKS--7.7%

CAPITAL GOODS/PRODUCER MANUFACTURER - 0.9%
Applied Materials* ................................      3,370     $    112,474
Deere & Co.(++) ...................................      3,075          161,822
General Electric Co. ..............................     14,530          938,093
Illinois Tool Works ...............................      5,765          283,566
Xerox Corp. .......................................      4,140          328,354
                                                                   ------------
                                                                      1,824,309
                                                                   ------------
COMMERCIAL SERVICES - 0.1%
Interpublic Group Companies Inc. ..................      5,792          275,120
                                                                   ------------
CONSUMER DURABLES - 0.1%
Leggett & Platt Inc. ..............................      7,320          305,610
                                                                   ------------
CONSUMER NON-DURABLES - 0.8%
Clorox Co. ........................................      2,995          209,650
Coca Cola Co. .....................................      5,300          299,450
Colgate Palmolive Co. .............................      3,995          258,676
Gillette Co. ......................................      4,075          362,930
Mattel Inc. .......................................      5,500          213,812
Procter & Gamble Co. ..............................      5,050          343,400
                                                                   ------------
                                                                      1,687,918
                                                                   ------------
CONSUMER SERVICES - 0.5%
Carnival Corp. ....................................      9,355          453,717
Clear Channel Communications* .....................      3,900          257,400
Cracker Barrel Old Country Store ..................      6,740          198,830
Gannett Inc. ......................................      3,910          205,519
                                                                   ------------
                                                                      1,115,466
                                                                   ------------
ENERGY - 0.1%
Schlumberger Ltd. .................................      2,550          223,125
                                                                   ------------
FINANCE - 1.0%
American International Group Inc. .................      2,700          275,569
Chubb Corp.(++) ...................................      3,575          236,844
Federal National Mortgage
 Association(++) ..................................      7,390          357,953
Norwest Corp. .....................................      6,030          193,337
State Street Corp. ................................      4,190          233,593
Travelers Group Inc. ..............................      5,255          367,850
U.S. Bancorp ......................................      1,675          170,327
Zions Bancorp .....................................      5,395          209,731
                                                                   ------------
                                                                      2,045,204
                                                                   ------------
HEALTHCARE - 1.7%
Abbott Labs .......................................      4,180          256,286
Cardinal Health Inc. ..............................      3,350          248,738
Health Management Association* ....................     11,903          290,123
Johnson & Johnson .................................      4,535          260,196
Lilly, Eli & Co. ..................................      6,260          418,637
Lincare Holdings Inc.* ............................      5,850          313,706
Merck & Co. .......................................      5,315          474,363
Pfizer Inc. .......................................      8,140          575,905
Schering Plough Corp. .............................      5,585          313,109
Warner Lambert Co. ................................      2,315          331,479
                                                                   ------------
                                                                      3,482,542
                                                                   ------------
RETAIL - 1.1%
Bed, Bath & Beyond Inc.* ..........................      8,100          257,175
Consolidated Stores* ..............................      6,975          278,128
Gap Inc. ..........................................      4,175          222,058
Home Depot ........................................      8,072          449,005
Kohls Corp.* ......................................      4,050          271,856
Wal Mart Stores Inc. ..............................     12,800          449,600
Walgreen Co. ......................................     10,385          292,078
                                                                   ------------
                                                                      2,219,900
                                                                   ------------
TECHNOLOGY - 1.2%
Adaptec Inc.* .....................................      5,110          247,516
AMP Inc. ..........................................      5,565          250,425
Cisco Systems Inc.* ...............................      3,770          309,258
Computer Associates International Inc. ............      4,000          298,250
Intel Corp. .......................................      7,030          541,310
Microsoft Corp.* ..................................      5,005          650,650
Parametric Technology Corp.* ......................      3,670          161,939
                                                                   ------------
                                                                      2,459,348
                                                                   ------------
TRANSPORTATION- 0.2%
Southwest Airlines Co. ............................     10,100          329,512
                                                                   ------------
TOTAL COMMON STOCKS ...............................                  15,968,054
                                                                   ------------

SHORT-TERM OBLIGATIONS -- 0.3%

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................          649,834
                                                                   ------------
TOTAL LARGE CAP GROWTH
 (Identified Cost $15,167,328) ...............................       16,617,888
                                                                   ------------

LARGE CAP VALUE--7.8%

COMMON STOCKS--7.6%

BASIC INDUSTRIES - 0.7%
Cabot Corp. .......................................      3,700           90,881
Dow Chemical Co. ..................................      2,000          181,500
E I du Pont de Nemours & Co. ......................      2,500          142,188
FMC Corp.* ........................................      2,100          169,706
Great Lakes Chemical Corp. ........................      5,100          239,700
IMC Global Inc. ...................................      3,900          131,381
Inland Steel Industries Inc. ......................      4,900           96,162
National Steel Corp. ..............................      4,100           67,650
Reynolds Metals Co. ...............................        500           30,469
Rohm & Haas Co. ...................................      2,100          174,956
Westvaco Corp. ....................................      2,600           85,312
                                                                   ------------
                                                                      1,409,905
                                                                   ------------
CAPITAL GOODS - 0.8%
Arrow Electronics Inc.* ...........................      4,700          133,363
Caterpillar Inc. ..................................      2,400          123,000
Cummins Engine Inc. ...............................      7,400          450,937
Deere & Co.(++) ...................................      2,100          110,512
Harnischfeger Industries Inc. .....................      5,400          212,625
Kennametal Inc. ...................................      4,200          203,700
Parker Hannifin Corp. .............................      4,450          186,066
Tecumseh Products Co. .............................      3,200          166,000
                                                                   ------------
                                                                      1,586,203
                                                                   ------------
CONSUMER BASICS - 0.7%
Bergen Brunswig Corp. .............................      3,750          150,234
Columbia/HCA Healthcare Corp. .....................      4,900          138,425
IBP Inc. ..........................................      4,800          111,300
Mallinckrodt Inc. .................................      4,200          157,500
Maxicare Health Plans Inc.* .......................      3,700           51,800
Philip Morris Companies Inc. ......................      8,800          348,700
RJR Nabisco Holdings Corp. ........................      7,600          240,825
Tupperware Corp. ..................................      3,700           92,731
Universal Foods Corp. .............................      4,300          169,581
                                                                   ------------
                                                                      1,461,096
                                                                   ------------
CONSUMER DURABLE GOODS - 0.8%
Dana Corp. ........................................      3,500          163,844
Eaton Corp. .......................................      2,400          231,900
Ford Motor Co. ....................................     12,200          532,988
General Motors Corp. ..............................      4,500          288,844
Goodyear Tire and Rubber ..........................      6,100          382,013
                                                                   ------------
                                                                      1,599,589
                                                                   ------------
CONSUMER NON-DURABLES - 0.5%
Federated Department Stores Inc.* .................      4,500          198,000
Russell Corp. .....................................      3,900          114,562
Sears Roebuck & Co. ...............................      5,000          209,375
Springs Industries Inc. ...........................      3,000          139,125
Toys "R" Us Inc.* .................................      5,200          177,125
V F Corp. .........................................      2,600          232,375
                                                                   ------------
                                                                      1,070,562
                                                                   ------------
CONSUMER SERVICES - 0.2%
AMR Corp. * .......................................      1,700          197,944
Delta Airlines Inc. ...............................      2,800          282,100
UAL Corp.* ........................................        500           43,812
                                                                   ------------
                                                                        523,856
                                                                   ------------
ENERGY - 0.7%
Amoco Corp. .......................................      2,200          201,713
Atlantic Richfield Co. ............................      2,500          205,781
British Petroleum PLC .............................      2,500          219,375
Mapco Inc. ........................................      4,500          148,500
Phillips Petroleum Co. ............................      4,600          222,525
Repsol ............................................      3,900          165,750
Ultra Mar Diamond Shamrock ........................      4,800          148,200
YPF Sociedad Anonima ..............................      6,000          192,000
                                                                   ------------
                                                                      1,503,844
                                                                   ------------
FINANCE - 1.7%
Allstate Corp. ....................................      2,800          232,225
American General Corp. ............................      2,800          142,800
Bank of New York Inc. .............................      3,700          174,131
Capital One Financial Corp. .......................      2,100           95,813
Case Corp. ........................................      6,000          358,875
Chase Manhattan Corp. .............................      2,900          334,587
Chubb Corp.(++) ...................................      1,900          125,875
Cigna Corp. .......................................        800          124,200
Crestar Financial Corp. ...........................      1,800           85,162
Everest Reinsurance Holdings ......................      4,800          180,600
Federal National Mortgage
 Association(++) ..................................      2,100          101,719
First Union Corp. .................................      3,200          157,000
Foundation Health Systems* ........................      7,400          212,750
Hartford Financial Services Group .................      2,200          178,200
Mellon Bank Corp. .................................      3,100          159,844
Old Republic International Corp. ..................      4,400          157,300
Reliastar Financial Corp. .........................      4,400          164,450
Republic NY Corp. .................................      1,600          169,300
Signet Banking Corp. ..............................      3,400          182,962
Tig Holdings Inc. .................................      3,000          101,625
Transatlantic Holdings Inc. .......................      2,050          141,834
                                                                   ------------
                                                                      3,581,252
                                                                   ------------
GENERAL BUSINESS - 0.1%
Olsten Corp. ......................................      9,400          143,350
Standard Register .................................      2,000           64,750
                                                                   ------------
                                                                        208,100
                                                                   ------------
MISCELLANEOUS - 0.3%
Aeroquip Vickers Inc. .............................      8,200          426,913
Dillards Inc. .....................................      4,100          157,338
                                                                   ------------
                                                                        584,251
                                                                   ------------
SHELTER - 0.1%
Owens Corning .....................................      4,700          160,975
                                                                   ------------
TECHNOLOGY - 0.6%
Beckman Industries Inc. ...........................      5,400          212,625
International Business Machines ...................      4,900          480,506
Seagate Technology* ...............................      4,700          127,488
Stratus Computer Inc.* ............................      2,100           74,288
TRW Inc. ..........................................      3,100          177,475
Tektronix Inc. ....................................      2,800          165,550
Western Digital Corp.* ............................      5,400          161,663
                                                                   ------------
                                                                      1,399,595
                                                                   ------------
TRANSPORTATION - 0.1%
Burlington Northern Santa Fe ......................      1,200          114,000
CSX Corp. .........................................      2,700          147,656
                                                                   ------------
                                                                        261,656
                                                                   ------------
UTILITIES - 0.3%
Cinergy Corp. .....................................      2,000           66,000
DTE Energy Co. ....................................      3,300          101,475
Duke Energy Co. ...................................      2,053           99,057
El Paso Natural Gas Co. ...........................      2,300          137,856
Entergy Corp. .....................................      3,400           83,088
GPU Inc. ..........................................      2,900          104,944
                                                                   ------------
                                                                        592,420
                                                                   ------------
TOTAL COMMON STOCKS ..........................................       15,943,304
                                                                   ------------

SHORT-TERM OBLIGATIONS -- 0.2%

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................          342,204
                                                                   ------------
TOTAL LARGE CAP VALUE
 (Identified Cost $14,841,583) ...............................       16,285,508
                                                                   ------------

SMALL CAP GROWTH--18.0%

COMMON STOCKS--17.3%

BASIC INDUSTRIES - 0.8%
Central Packing Corp. .............................     20,860        1,139,478
OM Group Inc. .....................................     14,040          530,010
                                                                   ------------
                                                                      1,669,488
                                                                   ------------
CAPITAL GOODS - 0.5%
Hardinge Brothers Inc. ............................     17,950          612,544
ITEQ Inc.* ........................................     28,960          362,000
                                                                   ------------
                                                                        974,544
                                                                   ------------
CONSUMER BASICS - 2.4%
General Cigar Holdings Inc.* ......................     21,030          608,556
Human Genome Sciences Inc.* .......................     17,110          701,510
Parexel International Corp.* ......................     24,230          875,309
Performance Food Groups* ..........................     22,200          410,700
Renal Treatment Centers Inc.* .....................     22,000          730,125
Suiza Foods Corp.* ................................     23,270        1,172,226
Wholesale Foods Market Inc.* ......................     12,800          502,400
                                                                   ------------
                                                                      5,000,826
                                                                   ------------
CONSUMER DURABLE GOODS - 0.4%
Miller Industries Inc.* ...........................     32,950          333,619
Tower Automotive Inc.* ............................     13,650          571,594
                                                                   ------------
                                                                        905,213
                                                                   ------------
CONSUMER NON-DURABLES -0.8%
Henry Schein Inc.* ................................     23,670          778,151
Men's Wearhouse Inc.* .............................     20,690          801,737
                                                                   ------------
                                                                      1,579,888
                                                                   ------------
CONSUMER SERVICES - 0.4%
Premier Parks Inc.* ...............................     19,300          772,000
                                                                   ------------
ENERGY - 1.2%
Dawson Production Services Inc.* ..................     19,400          470,450
Forcenergy Inc.* ..................................     23,060          752,332
Key Energy Group Inc.* ............................     17,800          558,475
Lomak Petrolium Inc. ..............................     41,150          763,847
                                                                   ------------
                                                                      2,545,104
                                                                   ------------
FINANCE - 0.7%
Allied Group Inc. .................................     16,630          785,767
Metris Companies Inc.* ............................     17,260          729,235
                                                                   ------------
                                                                      1,515,002
                                                                   ------------
GENERAL BUSINESS - 4.1%
Abacus Direct Corp.* ..............................     32,230        1,184,452
Executive Risk Inc. ...............................     14,240          938,060
Heftel Broadcasting Corp.* ........................     15,100        1,004,150
Intelliquest Information Group* ...................     18,800          319,600
Lamar Advertising Co.* ............................     25,560          865,845
Metro Networks Inc.* ..............................     13,050          404,550
NFO Research Inc.* ................................     41,410          745,380
Profit Recovery Group
 International Inc.* ..............................     26,900          420,312
Registry Inc.* ....................................     17,030          706,745
Snyder Communications Inc.* .......................     34,890        1,029,255
Whittman Hart Inc.* ...............................     29,490          855,210
                                                                   ------------
                                                                      8,473,559
                                                                   ------------
MISCELLANEOUS - 3.7%
AHL Services Inc.* ................................      6,220          111,182
American Disposal Services Inc.* ..................      9,900          348,975
Concentration Managed Care Inc.* ..................     23,970          782,021
Gray Communications Systems Inc. ..................     16,500          411,469
Probusiness Services Inc.* ........................     21,100          422,000
QAD Inc.* .........................................     27,110          382,929
Rental Service Corp.* .............................     41,840        1,119,220
Sirrom Capital Corp. ..............................     19,330          973,749
Suburban Lodges America Inc.* .....................     33,860          838,035
Synthetic Industries Inc.* ........................     20,710          579,880
Viropharma Inc.* ..................................     23,300          512,600
Wilmar Industries Inc.* ...........................     21,380          561,225
Xionics Document Technologies* ....................     50,200          765,550
                                                                   ------------
                                                                      7,808,835
                                                                   ------------
TECHNOLOGY - 1.8%
CDW Computer Centers Inc.* ........................     11,440          709,280
Claremont Technology Group Inc.* ..................     18,280          404,445
E Trade Group Inc.* ...............................     10,880          335,920
ETEC Systems Inc.* ................................      8,800          392,700
Harbinger Corp.* ..................................     15,270          454,283
Imnet Systems Inc.* ...............................     20,100          366,825
Inacom Corp.* .....................................     11,200          345,100
Sipex Corp.* ......................................     17,120          562,820
Speedfam International Inc.* ......................      5,700          211,613
                                                                   ------------
                                                                      3,782,986
                                                                   ------------
TRANSPORTATION - 0.5%
Eagle U.S.A. Airfreight Inc.* .....................     23,360          706,640
Hub Group Inc.* ...................................     10,650          324,825
                                                                   ------------
                                                                      1,031,465
                                                                   ------------
TOTAL COMMON STOCKS ..........................................       36,058,910
                                                                   ------------

SHORT-TERM OBLIGATIONS--0.7%

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................        1,451,389
                                                                   ------------
TOTAL SMALL CAP GROWTH
 (Identified Cost $32,145,637) ...............................       37,510,299
                                                                   ------------

SMALL CAP VALUE--19.5%

COMMON STOCKS--18.8%

BASIC INDUSTRIES - 1.5%
Atchison Casting Corp.* ...........................      6,800          139,825
Carpenter Technology Corp. ........................      4,400          212,850
Giant Cement Holding Inc.* ........................      1,700           41,225
Keystone Consolidated Industries Inc.* ............     72,500          942,500
LTV Corp. .........................................     97,000        1,182,188
Oil-Dri Corp. of America ..........................     34,800          595,950
                                                                   ------------
                                                                      3,114,538
                                                                   ------------
CAPITAL GOODS - 3.0%
American Buildings Co.* ...........................     16,000          448,000
Astec Industries Inc.* ............................        400            6,800
Astro-Med Inc. ....................................      3,600           31,050
Commercial Intertech Corp. ........................     35,100          570,375
D.R. Horton Inc. ..................................     73,200        1,098,000
ESCO Electronics Corp.* ...........................     56,000          962,500
Global Industrial Technologies Inc.* ..............     41,000          699,562
JLG Industries Inc. ...............................     81,600        1,035,300
Ultrak Inc.* ......................................     43,300          497,950
United Industrial Corp. ...........................     81,200          847,525
                                                                   ------------
                                                                      6,197,062
                                                                   ------------
CONSUMER BASICS - 3.2%
Dimon Inc. ........................................     27,400          710,687
Ekco Group Inc.* ..................................    135,800          942,113
MMI Companies Inc. ................................     21,700          541,144
Matrix Pharmaceuticals* ...........................     94,300          377,200
Nash Finch Co. ....................................     19,800          398,475
Orthologic Corp.* .................................     79,000          404,875
RLI Corp. .........................................      9,600          398,400
Schultz Sav-O Stores Inc. .........................     40,800          642,600
Schweitzer-Mauduit International Inc. .............     17,000          716,125
Standard Commercial Corp.* ........................     63,400        1,057,988
Stanhome Inc. .....................................      4,500          125,719
ThermoTrex Corp.* .................................     11,900          273,700
                                                                   ------------
                                                                      6,589,026
                                                                   ------------
CONSUMER DURABLE GOODS - 1.4%
Coachmen Industries Inc. ..........................     46,000          914,250
Flexsteel Industries Inc. .........................     12,300          138,375
Haskel International Inc. .........................     38,200          472,725
Oshkosh Truck Corp. Class B .......................     34,000          561,000
Republic Automotive Parts Inc.* ...................     16,800          264,600
West Co. Inc. .....................................     19,000          638,875
                                                                   ------------
                                                                      2,989,825
                                                                   ------------
CONSUMER NON-DURABLES - 0.7%
Brookstone Inc.* ..................................     24,900          301,134
Cato Corp. Class A ................................     22,000          188,375
Haverty Furniture Companies Inc. ..................     16,000          208,000
Little Switzerland Inc.* ..........................     42,000          273,000
Syms Corp.* .......................................     40,200          542,700
                                                                   ------------
                                                                      1,513,209
                                                                   ------------
CONSUMER SERVICES - 0.6%
Aztar Corp.* ......................................     88,500          630,562
Cannondale Corp.* .................................     26,500          586,313
                                                                   ------------
                                                                      1,216,875
                                                                   ------------
ENERGY - 0.0%
Atwood Oceanics Inc.* .............................        500           55,375
                                                                   ------------
FINANCE - 2.8%
APS Holdings Corp. Class A* .......................     62,900          471,750
Allied Life Financial Corp. .......................     28,400          624,800
BankAtlantic Bancorp Inc. Class A .................     32,968          453,310
BankAtlantic Bancorp Inc. Class B .................     12,500          173,437
Downey Financial Corp. ............................     20,500          538,125
FBL Financial Group Inc. Class A ..................     10,700          423,988
Farm Family Holdings Inc.* ........................     15,800          489,800
Flagstar Bancorp Inc.* ............................     33,000          622,875
GA Financial Inc. .................................      7,600          148,200
Guaranty National Corp. ...........................     11,600          413,975
Harleysville Group Inc. ...........................      2,400           61,200
Homeside Inc.* ....................................     25,800          691,762
Matrix Capital Corp.* .............................     24,000          366,000
Ocwen Asset Investment Corp. ......................     17,900          355,762
Penn America Group Inc. ...........................      1,400           25,813
Professionals Insurance Company
 Management Group* ................................      1,400           46,900
                                                                   ------------
                                                                      5,907,697
                                                                   ------------
GENERAL BUSINESS - 0.4%
Devon Group Inc.* .................................      7,100          278,675
Ennis Business Forms Inc. .........................     60,400          634,200
                                                                   ------------
                                                                        912,875
                                                                   ------------
MISCELLANEOUS - 1.4%
Commonwealth Industries Inc. ......................     20,900          368,362
Flowserve Corp. ...................................     24,000          714,000
Kevco Inc.* .......................................     18,700          303,875
Manchester Equipment Inc.* ........................     32,300          133,238
Rush Enterprises Inc.* ............................      3,000           25,875
Seibels Bruce Group Inc.* .........................     47,800          364,475
Spacehab Inc.* ....................................     40,400          411,575
Spectralink Corp.* ................................     41,800          151,525
Symons International Group Inc.* ..................     10,700          216,675
Wilshire Financial Services Group Inc.* ...........      5,800          171,100
                                                                   ------------
                                                                      2,860,700
                                                                   ------------
SHELTER - 2.3%
Ameron International Corp. ........................      5,600          382,200
Beazer Homes USA Inc.* ............................     43,000          822,375
Belmont Homes Inc.* ...............................     71,700          529,908
Butler Manufacturing Co. ..........................      5,800          196,475
Morgan Products Ltd.* .............................     86,000          569,750
Patrick Industries Inc. ...........................     27,100          392,950
Ryland Group Inc. .................................     45,000          804,375
Southern Energy Homes Inc.* .......................     46,300          425,381
U.S. Home Corp.* ..................................     16,200          575,100
                                                                   ------------
                                                                      4,698,514
                                                                   ------------
TECHNOLOGY - 0.9%
Interlink Computer Sciences Inc.* .................     39,300          181,763
Komag Inc.* .......................................     45,000          779,062
Premenos Technology Corp.* ........................     25,700          327,675
Read-Rite Corp.* ..................................     24,400          484,950
                                                                   ------------
                                                                      1,773,450
                                                                   ------------
TRANSPORTATION - 0.6%
Fritz Companies Inc.* .............................     59,300          819,081
Kenan Transportation Co. ..........................     14,600          335,800
                                                                   ------------
                                                                      1,154,881
                                                                   ------------
UTILITIES - 0.0%
NRG Generating Inc.* ..............................      3,300           64,350
                                                                   ------------
TOTAL COMMON STOCKS ..........................................       39,048,377
                                                                   ------------

SHORT-TERM OBLIGATIONS--0.7%

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................        1,484,932
                                                                   ------------
TOTAL SMALL CAP VALUE
 (Identified Cost $34,407,125) ...............................       40,533,309
                                                                   ------------

INTERNATIONAL EQUITY--33.6%

COMMON STOCKS--31.4%

AUSTRIA - 0.3%
Bohler Uddeholm ...................................      9,396          673,715
                                                                   ------------
AUSTRALIA - 0.8%
Australia & New Zealand
 Bank Group .......................................    142,061          991,052
Pioneer International Ltd. ........................    147,050          388,833
Quantas Airways ...................................    168,149          301,540
                                                                   ------------
                                                                      1,681,425
                                                                   ------------
CANADA - 1.3%
Bank of Nova Scotia ...............................     14,723          649,260
Canadian Imperial Bank of Commerce ................     18,370          537,016
Imasco Ltd. .......................................     26,350          837,606
Noranda Inc. ......................................     33,285          585,708
                                                                   ------------
                                                                      2,609,590
                                                                   ------------
DENMARK - 0.4%
BG Bank ...........................................     12,615          811,525
                                                                   ------------
FINLAND - 0.9%
Metra AB ..........................................     31,230          833,082
Rauma Oy ..........................................     19,555          366,662
UPM Kymmene Oy ....................................     31,250          695,284
                                                                   ------------
                                                                      1,895,028
                                                                   ------------
FRANCE - 2.5%
Elf Aquitaine .....................................      3,350          414,666
France Telecom ....................................      2,665          100,857
Lafarge Coppee ....................................     15,000          937,199
Pernod Ricard .....................................     25,155        1,165,680
Seita .............................................     32,835        1,047,396
Societe Generale ..................................      6,875          941,577
Usinor Sacilor ....................................     38,000          629,134
                                                                   ------------
                                                                      5,236,509
                                                                   ------------
GERMANY - 1.3%
Bayer AG ..........................................      3,450          121,084
Commerzbank AG ....................................     32,380        1,098,869
Draegerwerk AG ....................................     34,120          613,598
Dyckerhoff AG .....................................      2,857          870,127
                                                                   ------------
                                                                      2,703,678
                                                                   ------------
GREAT BRITAIN - 8.2%
Abbey National ....................................     72,300        1,149,937
Allied Domecq PLC .................................    128,560        1,049,340
BTR PLC ...........................................    337,930        1,141,011
Bat Industries ....................................    137,901        1,206,561
British Gas .......................................     41,000          180,224
Coats Viyella .....................................    535,501          997,265
Commercial Union ..................................     76,750        1,081,646
Cookson Group .....................................    308,400        1,241,804
Energy Group ......................................     38,000          387,309
Hanson ............................................    183,400          938,484
Harrison & Crosfield ..............................    350,760          759,149
Hillsdown Holdings ................................    349,926          986,309
Hyder .............................................     69,135        1,043,922
Lex Service .......................................    109,500          775,272
National Westminster ..............................     25,278          363,455
Powergen ..........................................     83,909          933,361
Redland ...........................................    171,121          971,828
Safeway ...........................................    160,900        1,048,081
Tate & Lyle .......................................     97,500          739,385
                                                                   ------------
                                                                     16,994,343
                                                                   ------------
HONG KONG - 2.0%
China Light & Power ...............................    152,000          800,155
Dickson Concept Industries ........................    171,833          370,047
HSBC Holdings .....................................     12,800          289,724
Hang Lung Development Co. .........................    302,000          416,000
Hong Kong Telecomm ................................    229,400          439,128
Manhattan Card Co. ................................  1,717,000          386,417
New World Development Co. .........................    173,000          608,627
South China Morning Post ..........................    282,000          244,377
Swire Pacific .....................................    116,500          622,318
                                                                   ------------
                                                                      4,176,793
                                                                   ------------
IRELAND - 0.8%
Greencore Group ...................................    173,840          815,686
Jefferson Smurfit .................................    318,100          942,429
                                                                   ------------
                                                                      1,758,115
                                                                   ------------
ITALY - 0.5%
Eni Spa ...........................................    191,000        1,074,022
                                                                   ------------
JAPAN - 4.4%
Koito Manufacturing Co. ...........................    153,000          915,330
MOS Food Services .................................     56,400          754,499
NSK Ltd. ..........................................    207,000          859,992
Nichicon Corp. ....................................     69,000          854,258
Nintendo Co. ......................................      8,800          760,449
Nissan Motor Co. ..................................     81,000          431,417
Promise Co. .......................................     19,800        1,158,222
SRL Inc. ..........................................     57,000          414,416
Sekisui Chemical ..................................    136,000        1,070,145
Sony Corp. ........................................      5,500          456,543
Sony Music Entertainment ..........................      2,200           77,324
Suzuki Motor Corp. ................................     73,000          776,402
Yodogawa Steel Works ..............................    126,000          671,092
                                                                   ------------
                                                                      9,200,089
                                                                   ------------
MALAYSIA - 0.4%
Arab Malaysian Finance ............................    265,000          139,118
Bolton Properties .................................    225,000           93,820
Genting Berhad ....................................    156,800          442,154
Kedah Cement Holdings .............................    132,000           83,552
Malaysian International Shipping ..................     83,000          139,433
                                                                   ------------
                                                                        898,077
                                                                   ------------
NETHERLANDS - 2.2%
ABN Amro Holdings NV ..............................     48,105          968,790
Akzo Nobel NV .....................................      7,456        1,313,777
Hollandsche Beton .................................     30,690          614,907
Ing Group NV ......................................     16,500          692,635
Koninklijke PTT NV ................................     25,911          990,263
                                                                   ------------
                                                                      4,580,372
                                                                   ------------
NEW ZEALAND - 0.1%
Fletcher Challenge ................................     76,000          229,509
                                                                   ------------

                                                      Shares/
                                                      Principal
Issuer                                                Amount         Value
--------------------------------------------------------------------------------

NORWAY - 0.6%
Kvaerner ASA ......................................     12,570          649,452
Nycomed Amersham ..................................     30,314          610,391
                                                                   ------------
                                                                      1,259,843
                                                                   ------------
SINGAPORE- 0.0%
Fraser & Neave ....................................     14,000           70,222
                                                                   ------------
SPAIN - 0.9%
Banco Santander SA ................................     31,250          875,395
Repsol SA .........................................     22,960          962,783
                                                                   ------------
                                                                      1,838,178
                                                                   ------------
SWEDEN - 0.8%
Electrolux AB .....................................     13,870        1,148,133
Marieberg Tidnings ................................     13,600          363,156
                                                                   ------------
                                                                      1,511,289
                                                                   ------------
SWITZERLAND - 2.5%
Forbo Holdings ....................................      2,630        1,033,030
Nestle SA .........................................        760        1,070,866
Schweizerische Rueckversicherungs-
 Gesellschaft .....................................        855        1,287,767
Schweizerische Industrie-Gesellschaft
 Holding AG .......................................        371          998,872
Sulzer AG .........................................      1,132          827,829
                                                                   ------------
                                                                      5,218,364
                                                                   ------------
UNITED STATES - 0.5%
Jardine Matheson ..................................    141,200          903,680
                                                                   ------------
TOTAL COMMON STOCKS ..........................................       65,324,366
                                                                   ------------
SHORT-TERM OBLIGATIONS--2.2%

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................        4,602,441
                                                                   ------------
TOTAL INTERNATIONAL EQUITY
 (Identified Cost $67,747,066) ...............................       69,926,807
                                                                   ------------

INTERNATIONAL BOND--16.0%

FIXED INCOME--9.4%

                                           Currency
                                           --------
ARGENTINA - 0.1%
Republic of Argentina Bocon
 3.24% due 4/01/01 .......................    ARS      193,937          160,619
                                                                   ------------
AUSTRALIA - 0.8%
Australia Government Bond
 9.50% due 8/15/03 .......................    AUD      250,000          208,535
 7.50% due 9/15/09 .......................    AUD    1,520,000        1,356,094
                                                                   ------------
                                                                      1,564,629
                                                                   ------------
AUSTRIA - 0.0%
Republic of Austria
 7.625% due 10/18/04 .....................    ATS      700,000           64,557
                                                                   ------------
BELGIUM - 0.1%
Kingdom of Belgium
 9.00% due 3/28/03 .......................    BF       300,000            9,909
 8.50% due 10/01/07 ......................    BF     2,500,000           84,744
                                                                   ------------
                                                                         94,653
                                                                   ------------
CANADA - 0.8%
Canadian Government
 8.00% due 11/01/98 ......................    CAD      600,000          440,888
 8.50% due 3/01/00 .......................    CAD    1,179,000          905,446
 9.00% due 12/01/04 ......................    CAD      400,000          344,394
                                                                   ------------
                                                                      1,690,728
                                                                   ------------
CROATIA - 0.1%
Republic of Croatia
 6.625% due 7/31/10 ...............................  $ 140,000          117,600
                                                                   ------------
DENMARK - 0.1%
Kingdom of Denmark
 8.00% due 5/15/03 .......................    DKK    1,000,000          169,789
 8.00% due 3/15/06 .......................    DKK      460,000           78,987
                                                                   ------------
                                                                        248,776
                                                                   ------------
FINLAND - 0.2%
Republic of Finland
 7.25% due 4/18/06 .......................    FIM    1,000,000          210,711
 8.25% due 10/15/10 ......................    FIM    1,000,000          231,128
                                                                   ------------
                                                                        441,839
                                                                   ------------
FRANCE - 0.1%
Government of France
 8.25% due 2/27/04 .......................    FRF      100,000           20,119
 7.75% due 10/25/05 ......................    FRF    1,320,000          262,730
                                                                   ------------
                                                                        282,849
                                                                   ------------
GERMANY - 1.3%
Bundesrepublik
 6.50% due 7/04/27 .......................    DEM    2,436,000        1,463,748
Republic of Germany
 7.125% due 12/20/02 .....................    DEM      650,000          410,822
 6.00% due 7/04/07 .......................    DEM      500,000          298,265
Treuhandanstalt
 6.875% due 6/11/03 ......................    DEM      790,000          494,907
                                                                   ------------
                                                                      2,667,742
                                                                   ------------
GREAT BRITAIN - 0.8%
U. K. Treasury
 8.00% due 12/07/00 ......................    GBP      200,000          346,560
 6.75% due 11/26/04 ......................    GBP       20,000           34,048
 8.50% due 12/07/05 ......................    GBP      671,000        1,256,993
                                                                   ------------
                                                                      1,637,601
                                                                   ------------
GREECE - 0.5%
Hellenic Republic
 11.10% due 6/17/03 ......................    GRD    5,400,000           19,727
Republic of Greece
 11.00% due 10/23/03 .....................    GRD   24,400,000           87,792
 8.80 due 6/19/07 ........................    GRD  288,600,000          937,736
                                                                   ------------
                                                                      1,045,255
                                                                   ------------
JAPAN - 2.2%
Japan Government Bonds
 6.40% due 3/20/00 .......................    JPY  291,000,000        2,746,547
 5.50% due 3/20/02 .......................    JPY  110,000,000        1,085,650
 4.50% due 6/20/03 .......................    JPY   45,000,000          437,586
 4.10% due 12/22/03 ......................    JPY   32,300,000          310,305
                                                                   ------------
                                                                      4,580,088
                                                                   ------------
NETHERLANDS - 0.3%
Dutch Government Bonds
 6.25% due 7/15/98 .......................    NLG    1,100,000          575,071
 8.25% due 2/15/07 .......................    NLG      100,000           61,319
                                                                   ------------
                                                                        636,390
                                                                   ------------
NEW ZEALAND - 0.1%
New Zealand Government
 8.00 % due 4/15/04 ......................    NED      410,000          273,168
                                                                   ------------
PHILLIPPINES - 0.1%
Eurobank Reconstruction & Development
 9.00% due 4/22/98 .......................    PHP    3,000,000           78,702
International Bank Reconstruction
 10.25% due 4/11/02 ......................    PHP    2,000,000           51,058
                                                                   ------------
                                                                        129,760
                                                                   ------------
SPAIN - 0.2%
Government of Spain
 10.25% due 11/30/98 .....................    ESP   22,000,000          159,370
 10.90% due 8/30/03 ......................    ESP   19,500,000          168,740
 10.00% due 2/28/05 ......................    ESP   18,760,000          160,731
                                                                   ------------
                                                                        488,841
                                                                   ------------
SWEDEN - 0.5%
Kingdom of Sweden
 11.00% due 1/21/99 ......................    SEK    2,100,000          299,317
 10.25% due 5/05/00 ......................    SEK    1,300,000          192,227
 13.00% due 6/15/01 ......................    SEK      600,000           98,652
 9.00% due 4/20/09 .......................    SEK    2,400,000          385,569
                                                                   ------------
                                                                        975,765
                                                                   ------------
UNITED STATES OBLIGATIONS - 1.1%
United States Treasury Notes
 3.625% due 7/15/02 ............................... $2,309,131        2,313,450
                                                                   ------------
TOTAL FIXED INCOME ............................................      19,414,310
                                                                   ------------
SHORT-TERM OBLIGATIONS--6.4%

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+)                                                  485,494

Ameritech Capital Funding Corp.
 5.48% due 11/25/97 ............................... $  900,000          896,712
Caisse des Depots et Consignment
 5.52% due 12/12/97 ............................... $  700,000          695,599
Canadian Government
 5.50% due 11/20/97 ............................... $  800,000          797,678
Canadian Treasury Bill
 4.20% due 4/02/98 .......................    CAD      400,000          279,388
Canadian Wheat Board
 5.49% due 11/14/97 ............................... $  300,000          299,405
Electricite de France
 5.49% due 12/11/97 ............................... $  700,000          695,730
Emerson Electric
 5.47% due 11/20/97 ............................... $  900,000          897,402
Finland Government
Treasury Bills
4.12% due 8/14/98 ........................    FIM    2,000,000          374,299
General Electric Credit
 Capital Service
 5.52% due 11/19/97 ............................... $  700,000          698,068
IBM International Financing
 5.48% due 11/05/97 ............................... $  700,000          699,574
KFW International
 Financing Inc. ...................................
 5.47% due 11/07/97 ............................... $  600,000          599,453
Kellogg Co. .......................................
 5.50% due 12/17/97 ............................... $  800,000          794,378
Kingdom of Sweden
 5.48% due 11/25/97 ............................... $  500,000          498,173
Letras Del Tesoro
 7.61% due 3/20/98 .......................    ARS       40,000           38,343
National Rural Utilities
 Coop. Financing
 5.54% due 1/05/98 ................................ $  900,000          890,856
New Center Asset Trust
 5.52% due 1/28/98 ................................ $  300,000          295,890
Poland Treasury Bills
 26.38% due 11/05/97 .....................    PLN      800,000          229,019
 19.74% due 11/19/97 .....................    PLN      360,000          102,234
 19.74% due 12/03/97 .....................    PLN      300,000           84,643
 19.74% due 1/21/98 ......................    PLN      100,000           27,285
 19.74% due 4/22/98 ......................    PLN      330,000           85,287
 19.74% due 5/13/98 ......................    PLN      180,000           45,951
 19.74% due 6/26/98 ......................    PLN      400,000           99,661
Poland Treasury Bond
 22.01% due 11/19/97 .....................    PLN      270,000           76,676
Republic of Finland
 3.49% due 3/13/98 .......................    FIM    1,000,000          190,754
United Parcel Service
 5.50% due 11/05/97 ............................... $  700,000          699,572
United States Treasury Bills
 5.11% due 11/13/97 ............................... $   25,000           24,958
 5.02% due 2/05/98 ................................ $   10,000            9,867
Western Australian
 Treasury Bills
 5.48% due 11/03/97 ............................... $  600,000          599,817
Wisconsin Electric
 Power Co. ........................................
 5.48% due 11/10/97 ............................... $  800,000          798,904
Wool International
 5.50% due 12/02/97 ............................... $  400,000          398,088
                                                                   ------------
TOTAL SHORT-TERM OBLIGATIONS .................................       13,409,158
                                                                   ------------
INTERNATIONAL BOND OPTIONS -- 0.2%

Purchased calls
AUD 1,330,000 Australian Government Bonds
 @ AUD 94.75 exp. date 2/09/98 ...............................          161,446
AUD 1,000,000 Australian Government Bonds
 @ AUD 106.96 exp. date 2/09/98 ..............................           72,822
SEK 6,100,000 Swedish Government Bonds
 @ SEK 95.38 exp. date 1/28/98 ...............................          114,517
                                                                   ------------
TOTAL INTERNATIONAL BOND OPTIONS .............................          348,785
                                                                   ------------
TOTAL INTERNATIONAL BOND
 (Identified Cost $32,694,944) ...............................       33,172,253
                                                                   ------------

SHORT-TERM--3.8%

SHORT-TERM OBLIGATIONS

Aubrey G. Lanston Repurchase Agreement
 5.68% due 11/03/97(+) .......................................     $  4,541,706
Bankers Trust
 5.97% due 10/27/98 ...............................  $ 500,000          500,094
Canadian Imperial Bank of Commerce
 5.63% due 12/30/97 ...............................    500,000          500,000
Dai Ichi Kangyo Bank
 5.69% due 11/26/97 ...............................    500,000          500,011
Deutsche Bank
 5.85% due 10/20/98 ...............................    500,000          500,059
National Westminster Bank PLC
 5.935% due 6/26/98 ...............................    500,000          500,224
Societe Generale
 5.97% due 9/15/98 ................................    500,000          500,284
United States Treasury Bill
 5.31% due 9/17/98 ................................    500,000          477,519
                                                                   ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified Cost $8,018,487) ................................        8,019,897
                                                                   ------------
TOTAL INVESTMENTS
 (Identified Cost $205,022,170) ...................     106.7%      222,065,961
OTHER ASSETS, LESS LIABILITIES ....................       (6.7)     (13,952,329)
                                                        -----      ------------
TOTAL NET ASSETS ..................................     100.0%     $208,113,632
                                                        =====      ============

   * Non income producing

 (+) The Portfolio owns in aggregate Aubrey G. Lanston Repurchase Agreements
     5.68%, due 11/03/97 valued at $13,558,000, collateralized by $13,955,000
     United States Treasury Bills, due 1/02/98, portions of which are listed separately by each asset class.

(++) The Portfolio owns in aggregate 5,175 shares of Deere & Co. valued at $272,334, 5,475 shares of Chubb Corp. valued at $362,719 and 9,490 shares of Federal National Mortgage Association, valued at $459,672, portions of which are listed separately by each asset class.

     See Asset Allocation Portfolio 200 Portfolio of Investments for Foreign Currency Legend.

     See notes to financial statements

ASSET ALLOCATION PORTFOLIO 500

Futures contracts which were open at October 31, 1997 are as follows:

                                                                                        Aggregate
                                                              Number of                 Face Value       Expiration      Unrealized
                       Contracts                              Contracts    Currency    of Contracts         Date         Gain (Loss)
                       ---------                              ---------    --------    -------------    -------------    -----------
U.S. Treasury 3-Year Bond (Buy) ...........................       1           $           100,000       December 1997     $   869
U.S. Treasury 10-Year Note (Buy) ..........................       9           $           900,000       December 1997      10,438
U.S. Treasury Long Bond (Buy) .............................       2           $           200,000       December 1997       2,313
                                                                                                                          -------
                                                                                                                          $13,620
                                                                                                                          =======

Forward currency contracts which were open at October 31, 1997 are as follows:

                                                                                                                        Unrealized
                                                                   Market          Aggregate         Delivery Date     Appreciation
             Currency                        Country               Value           Face Value        of Contracts     (Depreciation)
        ------------------                 -----------           ----------        ----------        -------------    -------------
Deutsche Mark (Buy) ...............        Germany               $3,027,698        $2,962,452        November 1997      $  65,246
Deutsche Mark (Sell) ..............        Germany                3,712,912         3,648,727        November 1997        (64,185)
Deutsche Mark (Sell) ..............        Germany                   81,409            77,443        December 1997         (3,966)
Deutsche Mark (Buy) ...............        Germany                2,735,753         2,660,506        December 1997         75,247
Deutsche Mark (Buy) ...............        Germany                1,945,808         1,890,042        January 1998          55,766
Dollar (Sell) .....................        Australia                450,910           453,459        January 1998           2,549
Dollar (Sell) .....................        Canada                 1,055,560         1,081,477        December 1997         25,917
Dollar (Buy) ......................        Canada                   890,592           905,934        December 1997        (15,342)
Dollar (Buy) ......................        Canada                   314,104           328,554        March1998            (14,450)
Dollar (Sell) .....................        Canada                   314,104           323,101        March1998              8,997
Dollar (Sell) .....................        New Zealand              169,780           174,743        November 1997          4,963
Dollar (Sell) .....................        New Zealand               99,413           100,787        December 1997          1,374
Drachma (Buy) .....................        Greece                    15,403            14,937        November 1997            466
Drachma (Buy) .....................        Greece                   250,490           238,969        January 1998          11,521
ECU (Sell) ........................        Europe                   251,760           243,140        November 1997         (8,620)
ECU (Sell) ........................        Europe                   136,377           132,653        January 1998          (3,724)
Franc (Buy) .......................        Belgium                  145,380           138,532        December 1997          6,848
Franc (Buy) .......................        Belgium                  249,445           241,943        January 1998           7,502
Franc (Sell) ......................        France                    17,402            16,034        November 1997         (1,368)
Franc (Buy) .......................        France                 1,037,022         1,003,546        November 1997         33,476
Franc (Buy) .......................        France                   135,789           132,370        December 1997          3,419
Franc (Sell) ......................        France                     5,216             5,098        December 1997           (118)
Franc (Sell) ......................        Switzerland            4,226,100         4,074,840        November 1997       (151,260)
Franc (Buy) .......................        Switzerland            2,988,807         2,870,972        November 1997        117,835
Franc (Sell) ......................        Switzerland              796,221           768,166        December 1997        (28,055)
Franc (Sell) ......................        Switzerland              691,417           668,439        January 1998         (22,978)
Guilder (Buy) .....................        Netherlands              669,279           631,698        November 1997         37,581
Guilder (Buy) .....................        Netherlands               32,541            31,931        December 1997            610
Koruna (Buy) ......................        Czechoslovakia            21,779            21,842        January 1998             (63)
Krone (Buy) .......................        Denmark                   79,103            77,867        November 1997          1,236
Krone (Sell) ......................        Denmark                   11,752            10,896        November 1997           (856)
Krone (Buy) .......................        Norway                   482,770           479,073        November 1997          3,697
Krona (Buy) .......................        Sweden                 2,143,779         2,113,972        November 1997         29,807
Krona (Sell) ......................        Sweden                 1,781,214         1,748,922        January 1998         (32,292)
Lira (Buy) ........................        Italy                  1,283,323         1,267,000        January 1998          16,323
Markka (Sell) .....................        Finland                  227,216           213,171        November 1997        (14,045)
Markka (Buy) ......................        Finland                  227,216           224,365        November 1997          2,851
Markka (Buy) ......................        Finland                  218,961           216,198        December 1997          2,763
Markka (Sell) .....................        Finland                  218,961           214,666        December 1997         (4,295)
Markka (Buy) ......................        Finland                  622,066           613,985        January 1998           8,081
Markka (Sell) .....................        Finland                1,145,923         1,115,547        January 1998         (30,376)
Peseta (Buy) ......................        Spain                    179,741           166,211        November 1997         13,530
Peseta (Sell) .....................        Spain                     53,773            53,218        December 1997           (555)
Peseta (Buy) ......................        Spain                    555,928           543,716        December 1997         12,212
Peso (Buy) ........................        Chile                     90,060            91,171        November 1997         (1,111)
Peso (Buy) ........................        Mexico                    95,409           101,788        November 1997         (6,379)
Peso (Buy) ........................        Mexico                    35,778            35,377        December 1997            401
Pound (Buy) .......................        Great Britain            167,688           160,917        November 1997          6,771
Pound (Sell) ......................        Great Britain             38,219            36,529        November 1997         (1,690)
Pound (Buy) .......................        Great Britain            545,413           525,512        January 1998          19,901
Pound (Sell) ......................        Great Britain             20,077            19,272        January 1998            (805)
Pound (Buy) .......................        Ireland                  586,333           571,740        November 1997         14,593
Pound (Buy) .......................        Ireland                   79,655            77,645        December 1997          2,010
Rand (Buy) ........................        South Africa              84,661            86,763        November 1997         (2,102)
Ringgit (Sell) ....................        Malaysia                 146,315           164,072        December 1997         17,757
Rupiah (Buy) ......................        Indonesia                 24,945            27,898        November 1997         (2,953)
Rupiah (Sell) .....................        Indonesia                 24,945            24,793        November 1997           (152)
Rupiah (Buy) ......................        Indonesia                110,436           132,372        December 1997        (21,936)
Rupiah (Buy) ......................        Indonesia                 24,226            24,200        January 1998              26
Schilling (Buy) ...................        Austria                  121,785           116,804        December 1997          4,981
Yen (Buy) .........................        Japan                  2,553,106         2,696,411        November 1997       (143,305)
Yen (Buy) .........................        Japan                  2,006,372         2,045,338        December 1997        (38,966)
Yen (Sell) ........................        Japan                     66,043            66,109        December 1997             66
                                                                                                                         --------
                                                                                                                         $    376
                                                                                                                         ========

ASSET ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES OCTOBER 31, 1997 (NOTE 1J)

                                                                                Asset         Asset          Asset        Asset
                                                                             Allocation    Allocation     Allocation    Allocation
                                                                            Portfolio 200 Portfolio 300  Portfolio 400 Portfolio 500
                                                                            ------------- -------------  ------------- -------------
ASSETS:
Investments, at value (Note1A) (Identified Cost, $214,412,224,
 $396,367,471, $510,619,573 and $205,022,170, respectively) ...............  $223,081,404  $420,864,530   $552,152,690  $222,065,961
Foreign currency at value (Cost $216,231, $440,094, $647,148
 and $175,237, respectively) ..............................................       211,402       430,735        634,707       173,187
Cash ......................................................................           771           978           --             311
Receivable for securities sold ............................................     6,504,048     21,08,026     27,798,313     7,331,737
Receivable for forward contracts ..........................................       871,084     1,645,750      2,432,848       616,323
Dividends receivable ......................................................        85,850       277,481        597,616       318,297
Interest receivable .......................................................     1,914,614     3,401,387      2,936,289       520,367
Receivable for daily variation on future contracts ........................         3,454         3,138          3,495         2,017
Other assets ..............................................................         1,483           621          1,695           422
                                                                             ------------  ------------   ------------  ------------
 Total assets .............................................................   232,674,110   447,711,646    588,557,653   231,028,622
                                                                             ------------  ------------   ------------  ------------

LIABILITIES:
Payable for securities purchased ..........................................    37,338,617    78,701,125    103,333,743    22,139,752
Payable for forward contracts .............................................       967,905     1,812,227      2,565,774       615,947
Payable for written options, at value (Premium received $0, $0, $6,400, $0)          --            --            2,364          --
Payable for daily variation on future contracts ...........................         1,185         1,197            804           107
Payable to affiliates--Management fees (Note 2) ...........................        76,486       200,522        282,550        47,822
Accrued expenses ..........................................................       138,500       187,817        434,837        72,935
Other liabilities .........................................................         8,088        29,178         92,177        38,427
                                                                             ------------  ------------   ------------  ------------
 Total liabilities ........................................................    38,530,781    80,932,066    106,712,249    22,914,990
                                                                             ------------  ------------   ------------  ------------
Net Assets ................................................................  $194,143,329  $366,779,580   $481,845,404  $208,113,632
                                                                             ============  ============   ============  ============

Represented by:

Paid-in capital for beneficial interest ...................................  $194,143,329  $366,779,580   $481,845,404  $208,113,632
                                                                             ============  ============   ============  ============

See notes to financial statements


ASSET ALLOCATION PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE TEN MONTHS ENDED OCTOBER 31, 1997 (NOTE 1J)

                                                                        Asset            Asset           Asset            Asset
                                                                     Allocation       Allocation       Allocation       Allocation
                                                                    Portfolio 200    Portfolio 300    Portfolio 400    Portfolio 500
                                                                    -------------    -------------    -------------    -------------
INCOME:
Interest (Note 1B) (net of foreign tax of
 $10,176, $20,512, $24,554
 and $3,487, respectively) .....................................     $ 4,390,288      $ 6,806,967      $ 5,588,772     $  1,287,084
Dividends (net of foreign tax of
 $54,262, $185,965, $472,890
 and $265,045, respectively) ...................................         592,304        1,809,804        3,511,027        1,773,932
                                                                     -----------      -----------      -----------     ------------
 Total income ..................................................       4,982,592        8,616,771        9,099,799        3,061,016
                                                                     -----------      -----------      -----------     ------------
EXPENSES:
Management fees (Note 2) .......................................         737,146        1,478,303        1,993,100          787,459
Custodian fees and accounting fees .............................         376,791          385,389          513,351          331,975
Auditing services ..............................................          24,200           13,655           17,655           21,000
Legal services .................................................          11,350           13,350           13,349           13,350
Trustees fees ..................................................           3,731            3,760            4,645            3,574
Miscellaneous ..................................................          19,082           38,603          196,552           21,958
                                                                     -----------      -----------      -----------     ------------
 Total expenses ................................................       1,172,300        1,933,060        2,738,652        1,179,316
Less aggregate amount waived by the Manager (Note 2) ...........        (208,393)            --               --            (89,168)
                                                                     -----------      -----------      -----------     ------------
Net expenses ...................................................         963,907        1,933,060        2,738,652        1,090,148
                                                                     -----------      -----------      -----------     ------------
Net investment income ..........................................       4,018,685        6,683,711        6,361,147        1,970,868
                                                                     -----------      -----------      -----------     ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
Net realized gain from investments, forward currency contracts, foreign
 currency transactions, futures and written options ............       1,787,624        4,499,098        6,456,163        2,307,612
Net change in unrealized appreciation of investments, forward currency contracts, foreign currency, futures, written options
 and other assets and liabilities ..............................       5,337,995       16,157,737       27,659,682       13,466,552
                                                                     -----------      -----------      -----------     ------------
Net realized and unrealized gain on investments and foreign
 currency ......................................................       7,125,619       20,656,835       34,115,845       15,774,164
                                                                     -----------      -----------      -----------     ------------
Net Increase in Net Assets Resulting from Operations ...........     $11,144,304      $27,340,546      $40,476,992     $ 17,745,032
                                                                     ===========      ===========      ===========     ============

See notes to financial statements


ASSET ALLOCATION PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                  Asset                                         Asset
                                                               Allocation                                     Allocation
                                                             Portfolio 200                                  Portfolio 300
                                               ----------------------------------------       --------------------------------------
                                                   Ten Months            June 17, 1996*          Ten Months           June 17, 1996*
                                                      Ended                    to                   Ended                   to
                                                October 31, 1997          December 31,        October 31, 1997         December 31,
                                                    (Note 1J)                 1996                (Note 1J)               1996
                                                ----------------          ------------        ----------------         ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ..................           $  4,018,685           $  1,111,495           $  6,683,711          $  1,871,599
Net realized gain (loss) from
 investments, forward currency contracts,
 foreign currency transactions, futures
 and written options ...................              1,787,624                328,852              4,499,098               756,606
Net change in unrealized appreciation
 of investments, forward currency
 contracts, foreign currency, futures,
 written options and other assets and
 liabilities ...........................              5,337,995              2,910,650             16,157,737             7,633,362
                                                   ------------           ------------           ------------          ------------
 Net increase in net assets resulting
  from operations ......................             11,144,304              4,350,997             27,340,546            10,261,567
                                                   ------------           ------------           ------------          ------------
CAPITAL TRANSACTIONS
 Proceeds from contributions ...........             90,995,068             98,061,294            156,806,219           181,943,760
 Value of withdrawals ..................             (9,071,112)            (1,337,222)            (9,401,765)             (170,747)
                                                   ------------           ------------           ------------          ------------
 Net increase in net assets from capital
  transactions .........................             81,923,956             96,724,072            147,404,454           181,773,013
                                                   ------------           ------------           ------------          ------------
NET INCREASE IN NET ASSETS .............             93,068,260            101,075,069            174,745,000           192,034,580

NET ASSETS:
Beginning of period ....................            101,075,069                     --            192,034,580                    --
                                                   ------------           ------------           ------------          ------------
End of period ..........................           $194,143,329           $101,075,069           $366,779,580          $192,034,580
                                                   ============           ============           ============          ============

                                                                  Asset                                        Asset
                                                               Allocation                                    Allocation
                                                             Portfolio 400                                 Portfolio 500
                                               ----------------------------------------       --------------------------------------
                                                 Ten Months               June 17, 1996*         Ten Months           Sept. 3, 1996*
                                                    Ended                      to                   Ended                   to
                                                October 31, 1997          December 31,        October 31, 1997         December 31,
                                                    (Note 1J)                 1996                (Note 1J)                1996
                                                ----------------          ------------        ----------------         ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ..................           $  6,361,147           $  1,772,551           $  1,970,868          $    331,253
Net realized gain (loss) from
 investments, forward currency
 transactions, futures and written
 options ...............................              6,456,163              1,371,474              2,307,612              (188,916)
Net change in unrealized appreciation of
 investments, forward currency contracts,
 foreign currency, futures,
 written options and other assets and
 liabilities ...........................             27,659,682             12,898,831             13,466,552             3,431,686
                                                   ------------           ------------           ------------          ------------
Net increase in net assets resulting
from operations ........................             40,476,992             16,042,856             17,745,032             3,574,023
                                                   ------------           ------------           ------------          ------------
CAPITAL TRANSACTIONS
 Proceeds from contributions ...........            202,165,630            230,379,266            110,566,938            78,557,699
 Value of withdrawals ..................             (6,949,364)              (269,976)            (2,199,791)             (130,269)
                                                   ------------           ------------           ------------          ------------
 Net increase in net assets from capital
  transactions .........................            195,216,266            230,109,290            108,367,147            78,427,430
                                                   ------------           ------------           ------------          ------------
NET INCREASE IN NET ASSETS .............            235,693,258            246,152,146            126,112,179            82,001,453

NET ASSETS:
Beginning of period ....................            246,152,146                     --             82,001,453                    --
                                                   ------------           ------------           ------------          ------------
End of period ..........................           $481,845,404           $246,152,146           $208,113,632          $ 82,001,453
                                                   ============           ============           ============          ============
* Commencement of Operations
See notes to financial statements

ASSET ALLOCATION PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                Asset                             Asset
                                                                             Allocation                        Allocation
                                                                            Portfolio 200                     Portfolio 300
                                                                  ---------------------------------   ------------------------------
                                                                     Ten Months       June 17, 1996*     Ten Months   June 17, 1996*
                                                                        Ended              to               Ended           to
                                                                  October 31, 1997     December 31,   October 31, 1997  December 31,
                                                                      (Note 1J)            1996           (Note 1J)         1996
                                                                  ----------------     ------------   ----------------  ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) ..................          $194,143          $101,075          $366,780        $192,035
Ratio of expenses to average net assets ....................             0.85%+            0.85%+            0.85%+          0.85%+
Ratio of net investment income to average net assets .......             3.54%+            3.65%+            2.94%+          3.15%+
Portfolio turnover .........................................              177%              147%              154%            132%
Average commission rate per share (A) ......................          $ 0.0070          $ 0.0019          $ 0.0063        $ 0.0027
Note: If Agents of the Portfolio had not voluntarily agreed to waive a portion of their fees, the Sub-Administrator not assumed expenses for the periods indicated, the ratios would have been as follows:
Ratios:
Expenses to average net assets .............................             1.03%+            1.79%+            0.85%+          1.50%+
Net investment income to average net assets ................             3.36%+            2.71%+            2.94%+          2.50%+

                                                                                 Asset                            Asset
                                                                              Allocation                       Allocation
                                                                             Portfolio 400                    Portfolio 500
                                                                  ---------------------------------   ------------------------------
                                                                      Ten Months       June 17, 1996*   Ten Months    Sept. 3, 1996*
                                                                         Ended              to             Ended            to
                                                                  October 31, 1997     December 31,   October 31, 1997  December 31,
                                                                      (Note 1J)            1996           (Note 1J)         1996
                                                                  ----------------     ------------   ----------------  ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) ..................         $481,845          $246,152          $208,114        $ 82,001
Ratio of expenses to average net assets ....................            0.90%+            0.90%+            0.90%+          0.90%+
Ratio of net investment income to average net assets .......            2.09%+            2.33%+            1.63%+          2.08%+
Portfolio turnover .........................................             151%              130%               92%             27%
Average commission rate per share (A) ......................         $ 0.0070          $ 0.0024          $ 0.0063        $ 0.0029
Note: If Agents of the Portfolio had not voluntarily agreed to waive a portion of their fees, the Sub-Administrator not assumed expenses for the periods indicated, the ratios would have been as follows:
Ratios:
Expenses to average net assets .............................             0.90%+            1.37%+            0.98%+          1.91%+
Net investment income to average net assets ................             2.09%+            1.86%+            1.55%+          1.07%+

(A) The average commission rate paid is applicable for funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged.
 +  Annualized
 *  Commencement of Operations

See notes to financial statements


ASSET ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
    Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500 (the "Portfolios") are each a separate series of Asset Allocation Portfolios (the "Trust") which are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company which is organized as a trust under the laws of the State of New York. The Declaration of the Trust permits the Trustees to issue beneficial interest in the Portfolios. Citibank, N.A. ("Citibank" or the Manager) is the Investment Manager of each of the Portfolios. Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolios' Sub-Administrator. See Note 6.

    The financial statements are prepared in accordance with U.S. generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The significant accounting policies consistently followed by the Portfolios are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds, foreign bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices. Short-term obligations maturing in sixty days or less are valued at amortized cost which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or under guidelines established by the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when each Portfolio's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on debt securities when required for U.S. federal income tax purposes. Gain and loss from principal paydowns are recorded as interest income. Dividend income and other distributions from investments are recorded on the ex-dividend date. Dividend and interest income is recorded net of foreign taxes withheld. Reclaims of recoverable foreign taxes are the responsibility of the qualified investors.

C. FOREIGN CURRENCY TRANSLATION -- The accounting records of each of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, as well as income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translations of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and expenses recorded and the amount actually received or paid.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Each of the Portfolios may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. Each of the Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

E. U.S. FEDERAL TAXES -- Each of the Portfolios is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary.

F. EXPENSES -- Each Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the average net assets of each Portfolio, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

G. FUTURES CONTRACTS -- The Portfolios may engage in futures transactions. The Portfolios may use futures contracts in order to protect the Portfolios from fluctuation in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Portfolios in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Portfolios' exposure to the underlying instrument. Selling futures contracts tends to either decrease the Portfolios' exposure to the underlying instrument, or to hedge other portfolio investments.

Upon entering into a futures contract, the Portfolios are required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Portfolios each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Portfolios recognize a realized gain or loss when the contract is closed or expires. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities.

H. PURCHASED OPTIONS -- The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolios' Statement of Assets and Liabilities as an investment and subsequently marked-to market to reflect the current market value of the option. When an option which the Portfolios has purchased expires on the stipulated expiration date, the Portfolios will realize a loss in the amount of the cost of the option. When the Portfolios enter into a closing sale transaction, the Portfolios will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolios exercise a put option, the Portfolios will realize a gain or loss from sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

I. TBA PURCHASE COMMITMENTS -- The Portfolios enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Portfolios holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Note 1A.

Although the Portfolios will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Portfolios may dispose of a commitment prior to settlement if the Portfolio's Adviser deems it appropriate to do so.

J. CHANGE IN FISCAL YEAR END -- During the fiscal year, the Portfolios changed their year ends from December 31 to October 31.

K. WRITTEN OPTIONS -- When a Portfolio writes an option, the premium received by the Portfolio is presented in the Portfolio's Statement of Assets and Liabilities as an asset with an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the portfolio purchases upon exercise of the option.

The risk in writing a call option is that the Portfolio relinquished the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option the Portfolio assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts terms. See the Portfolio of Investments of Asset Allocation Portfolio 400 for all outstanding options as of October 31, 1997 and activity during the year.

L. OTHER -- Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on the identified cost basis.

(2) MANAGEMENT FEES
    Citibank is responsible for overall management of the Portfolios' business affairs, and has a separate Management Agreement with each of the Portfolios. Citibank also provides certain administrative services to the Portfolios. These administrative services include providing general office facilities and supervising the overall administration of the Portfolios. SFG acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time are agreed to by Citibank and SFG.

    The management fees paid to Citibank, is accrued daily and payable monthly. The management fees are computed at the annual rate of 0.65% of each of the Portfolios' average daily net assets.

    The management fees paid to Citibank for Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500 amounted to $737,146, $1,478,303, $1,993,100, and
$787,459, respectively, of which $208,393 and $89,168 were waived for Asset Allocation Portfolio 200 and 500, respectively, for the ten months ended October 31, 1997. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Sub-Administrator, all of whom receive remuneration for their services to the Trust from the Sub-Administrator or its affiliates.

(3)     PURCHASES AND SALES OF INVESTMENTS

    Purchases and sales of securities, other than short-term obligations, for the ten months ended October 31, 1997, were as follows:

                                               Purchases                Sales
Asset Allocation
 Portfolio 200 .....................          $252,084,237          $191,476,542
Asset Allocation
 Portfolio 300 .....................          $535,886,119          $393,721,418
Asset Allocation
 Portfolio 400 .....................          $702,743,861          $510,899,876
Asset Allocation
 Portfolio 500 .....................          $222,771,496          $122,015,120

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
    The cost and unrealized appreciation (depreciation) in value of the investment securities owned at October 31, 1997, as computed on a federal income tax basis, are as follows:

ASSET ALLOCATION PORTFOLIO 200
Aggregate Cost ........................................           $ 214,600,147
                                                                  =============
Gross unrealized appreciation .........................           $  11,049,156
Gross unrealized depreciation .........................              (2,567,899)
                                                                  -------------
Net unrealized appreciation
 (depreciation) .......................................           $   8,481,257
                                                                  =============

ASSET ALLOCATION PORTFOLIO 300
 Aggregate Cost .......................................           $ 396,995,635
                                                                  =============
 Gross unrealized appreciation ........................           $  30,962,921
 Gross unrealized depreciation ........................              (7,094,026)
                                                                  -------------
 Net unrealized appreciation
  (depreciation) ......................................           $  23,868,895
                                                                  =============

ASSET ALLOCATION PORTFOLIO 400
 Aggregate Cost .......................................           $ 512,058,353
                                                                  =============

 Gross unrealized appreciation ........................           $  53,968,900
 Gross unrealized depreciation ........................             (13,874,563)
                                                                  -------------
 Net unrealized appreciation
 (depreciation) .......................................           $  40,094,337
                                                                  =============

ASSET ALLOCATION PORTFOLIO 500
 Aggregate Cost .......................................           $ 205,840,000

                                                                  =============
 Gross unrealized appreciation ........................           $  23,397,108
 Gross unrealized depreciation ........................              (7,171,147)
                                                                  -------------
 Net unrealized appreciation
 (depreciation) .......................................           $  16,225,961
                                                                  =============

(5) LINE OF CREDIT
    The Portfolios, along with the Landmark Funds, entered into a line of credit agreement with a bank which allows the Portfolios collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific Portfolio executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the ten months ended October 31, 1997, the commitment fees were allocated as follows:

    Asset Allocation Portfolio 200  $536
    Asset Allocation Portfolio 300  $1,066
    Asset Allocation Portfolio 400  $1,422
    Asset Allocation Portfolio 500  $558

    Since the line of credit was established, there have been no borrowings.

(6) SUBSEQUENT EVENT
    Effective November 1, 1997, each of the Portfolios contributed its securities to multiple new or existing investment companies (New Portfolio), each corresponding to a particular asset class of each Portfolio. In exchange, each Portfolio received interests in each New Portfolio to which the contributions were made. The Portfolios were then dissolved and the interests were distributed to the investors.

ASSET ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF ASSET ALLOCATION PORTFOLIO 200, ASSET ALLOCATION PORTFOLIO 300, ASSET ALLOCATION PORTFOLIO 400 AND ASSET ALLOCATION PORTFOLIO 500 (THE "PORTFOLIOS"):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Portfolios as at October 31, 1997, and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. The financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of each Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at October 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolios as at October 31, 1997, the results of each of their operations and the changes in each of their net assets and each of their financial highlights for the periods indicated, in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE

Chartered Accountants
Toronto, Ontario
December 10, 1997